As filed with the Securities and Exchange Commission on September 29, 2009

                                              SECURITIES ACT FILE NO. 333-134551
                                       INVESTMENT COMPANY ACT FILE NO. 811-21906
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|
Pre-Effective Amendment No.                                                  |_|
Post Effective Amendment No. 81                                              |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|

                                Amendment No. 84                             |X|

                        (Check appropriate box or boxes)

                       CLAYMORE EXCHANGE-TRADED FUND TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
                         (Address of Principal Executive
                                    Offices)

                                 (630) 505-3700
                          Registrant's Telephone Number

                             KEVIN M. ROBINSON, ESQ.
                             CLAYMORE ADVISORS, LLC
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
                     (Name and Address of Agent for Service)

                                    Copy to:
                             STUART M. STRAUSS, ESQ.
                                   DECHERT LLP
                           1095 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

_________ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485.

____X____ ON SEPTEMBER 30, 2009 PURSUANT TO PARAGRAPH (B) OF RULE 485.

_________ 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) OF RULE 485.

_________ ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485.

_________ 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.

_________ ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485.

LOGO: CLAYMORE (SM)

                              PROSPECTUS

                              MZN  Claymore/Morningstar Information
                                   Super Sector Index ETF

                              MZO  Claymore/Morningstar Services
                                   Super Sector Index ETF

                              MZG  Claymore/Morningstar Manufacturing
                                   Super Sector Index ETF

                              UBD  Claymore U.S. Capital Markets
                                   Bond ETF
        [ETF LOGO]
                              ULQ  Claymore U.S. Capital Markets
                                   Micro-Term Fixed Income ETF

                              UEM  Claymore U.S.-1 - The Capital
                                   Markets Index ETF

                              IRO  Claymore/Zacks Dividend
                                   Rotation ETF

                              LOGO: EXCHANGE-TRADED FUNDS

                              CLAYMORE EXCHANGE-TRADED FUND TRUST


                              SEPTEMBER 30, 2009


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                                            PAGE
Introduction--Claymore Exchange-Traded Fund Trust                             3
Who Should Invest                                                             3
Tax-Advantaged Product Structure                                              4
Claymore/Morningstar Information Super Sector Index ETF                       5
Claymore/Morningstar Services Super Sector Index ETF                         12
Claymore/Morningstar Manufacturing Super Sector Index ETF                    20
Claymore U.S. Capital Markets Bond ETF                                       28
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                    36
Claymore U.S.-1 - The Capital Markets Index ETF                              44
Claymore/Zacks Dividend Rotation ETF                                         54
Secondary Investment Strategies                                              63
Additional Risk Considerations                                               64
Investment Advisory Services                                                 65
Purchase and Redemption of Shares                                            71
How to Buy and Sell Shares                                                   73
Frequent Purchases and Redemptions                                           78
Fund Service Providers                                                       78
Index Providers                                                              78
Disclaimers                                                                  79
Federal Income Taxation                                                      81
Other Information                                                            82
Financial Highlights                                                         84


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, Claymore Advisors, LLC, the Funds' investment adviser (the "Investment Adviser"), or the Funds' distributor, Claymore Securities, Inc. This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

2 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Introduction--Claymore Exchange-Traded Fund Trust

The Claymore Exchange-Traded Fund Trust (the "Trust") is an investment company currently consisting of 20 separate exchange-traded "index funds." The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index. Claymore Advisors, LLC is the investment adviser for the funds (the "Investment Adviser").

This prospectus relates to seven funds of the Trust, Claymore/Morningstar Information Super Sector Index ETF, Claymore/Morningstar Services Super Sector Index ETF, Claymore/Morningstar Manufacturing Super Sector Index ETF, Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF, Claymore U.S.-1 - The Capital Markets Index ETF and Claymore/Zacks Dividend Rotation ETF (each a "Fund" and, together, the "Funds").


The shares ("Shares") of each Fund are listed and traded on the NYSE Arca, Inc. (the "NYSE Arca"). The Funds' Shares trade at market prices that may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, the Funds issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of Shares set forth in the table below, each of which is called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a specified index.


EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

FUND(S)                                                       CREATION UNIT SIZE
--------------------------------------------------------------------------------
Claymore U.S.-1 - The Capital Markets Index ETF                  200,000 Shares
--------------------------------------------------------------------------------
Claymore/Morningstar Information Super Sector Index ETF;
Claymore/Morningstar Services Super Sector Index ETF;
Claymore/Morningstar Manufacturing Super Sector Index ETF        150,000 Shares
--------------------------------------------------------------------------------
Claymore U.S. Capital Markets Bond ETF;
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF        100,000 Shares
--------------------------------------------------------------------------------
Claymore/Zacks Dividend Rotation ETF                              50,000 Shares
--------------------------------------------------------------------------------

Who Should Invest


The Funds are designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of securities of companies in a specified index. The Funds may be suitable for long-term investment in the market represented by a specified index and may also be used as an asset allocation tool or as a speculative trading instrument.


                                                                  PROSPECTUS | 3

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on national securities exchanges, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Funds' portfolios that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.

4 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Claymore/Morningstar Information Super Sector Index ETF

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Morningstar Information Super Sector Index (the "Information Super Sector Index" or "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the Information Super Sector Index. The Index is designed to identify and track companies in industries that support and facilitate the exchange of ideas and information as a basis for commerce. Eligible Index securities include the total investable universe of the software, hardware, media and telecommunications sectors. Morningstar Inc. ("Morningstar" or the "Index Provider") classifies companies into the industry that best reflects each company's underlying business activities based on the largest source of revenue and income. Industry classification is based on publicly available information about each company, and is primarily obtained from such company's annual report and Form 10-K. The securities in the universe are selected using a proprietary methodology developed by Morningstar. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the total return of the Index less any expenses or distributions. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the stocks in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another stock in the Index, purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in

                                                                  PROSPECTUS | 5
the Index or purchase stocks that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Index Methodology


The Index is designed to identify and track companies in industries that support and facilitate the exchange of ideas and information as a basis for commerce. Eligible Index securities include the total investable universe of the software, hardware, media and telecommunications sectors. Morningstar classifies companies into the industry that best reflects each company's underlying business activities based on the largest source of revenue and income. Industry classification is based on publicly available information about each company, and is primarily obtained from a company's annual report and Form 10-K. As of August 31, 2009, the Index includes companies with capitalizations between $140 million and $195 billion, which includes small-, mid- and large-capitalization companies as defined by Morningstar. Morningstar rebalances the number of free float shares of each constituent security in the Index quarterly in March, June, September, and December. Immediate rebalancing occurs if two constituents merge or a company's free float changes by 10% or more. The Index is reconstituted twice annually in June and December.


Index Construction

Morningstar's Super Sector Index structure represents a unique way to classify companies based on the broad economic spheres in which they operate--manufacturing, service, and information. This organization of sectors is designed to mimic the way economies evolve from dependence on the production of physical products to the delivery of services, which culminates in the exchange of information.


1. Index constituents are drawn from the available pool of liquid U.S.-domiciled stocks that trade on one of the three major exchanges, the NYSE AMEX, NYSE, and NASDAQ. The following security types are excluded from the Index: American depositary receipts; bulletin board stocks; convertible notes; warrants and rights; and limited partnerships.


2. Securities that have more than ten non-trading days in the prior quarter or that have an average daily trading volume over the preceding six months that falls in the bottom quartile are excluded. Securities meeting all of the above-listed criteria are considered for inclusion in the Morningstar Sector Indexes.


3. Each company is assigned to one of 213 Morningstar industries based on the firm's primary source of revenue. The industries are classified into one of 12 sectors. The sectors are organized under one of three Super Sectors--the Information Economy, the Service Economy, and the Manufacturing Economy. All of the companies in the Information Economy Super Sector are included in the Index.


4. Index constituents are weighted according to their free float of shares outstanding. The free float is defined as a firm's outstanding shares adjusted for block ownership to reflect only shares available for investment. The types of block ownership that are considered during float adjustment are cross ownership, government ownership, private ownership, and restricted shares.

6 | CLAYMORE EXCHANGE-TRADED FUND TRUST

5. Morningstar rebalances the number of free float shares of each constituent security in the Index quarterly in March, June, September, and December. Immediate rebalancing occurs if two constituents merge or a company's free float changes by 10% or more. The Index is reconstituted (stocks are added or removed from the Index) twice annually in June and December.

Primary Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Software/Hardware Sector Risk. Competitive pressures may have a significant effect on the financial condition of companies in the software and hardware sectors. Also, many of the products and services offered by software and hardware companies are subject to the risks of short product cycles and rapid obsolescence. Companies in the software and hardware sectors also may be subject to competition from new market entrants. Such companies also may be subject to risks relating to research and development costs and the availability and price of components. As product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability.

Media Sector Risk. Companies engaged in design, production or distribution of goods or services for the media industry (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures and photography) may become obsolete quickly. Media companies are subject to risks which include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, fierce competition in the industry and the potential for increased government regulation. Media company revenues are dependent in large part on advertising spending. A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary

                                                                  PROSPECTUS | 7
spending on online advertising. Additionally, companies engaged in the media industry can be significantly affected by federal deregulation of cable and broadcasting, competitive pressures and government regulation.

Telecommunications Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications sector can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid obsolescence and research and development of new products. Other risks include those related to regulatory changes, such as the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

License Agreement Term Risk. The Investment Adviser's license agreement with the Index Provider to use the Index has a five-year term, and is renewable thereafter on an annual basis. There can be no assurance that the license agreement will be renewed or extended at the end of that term, or that the Investment Adviser will be able to enter into another agreement with the Index Provider to use the Index. If no agreement is entered into at the end of the five-year term, the Investment Adviser may be required to obtain a replacement Index Provider on behalf of the Fund.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of

8 | CLAYMORE EXCHANGE-TRADED FUND TRUST
the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fund Performance


The chart and table below illustrate annual calendar year returns for the calendar year ended December 31, 2008 as well as average annual Fund and index returns for the one-year and since inception periods ended December 31, 2008. This information is intended to help you assess the variability of Fund returns and the potential rewards and risks of an investment in the Fund. The information also shows how the Fund's performance compares with the returns of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

CALENDAR YEAR TOTAL RETURN AS OF 12/31
--------------------------------------------------------------------------------

                                   [BAR CHART]
2008(1)                                                                  -41.02%

(1.) The Fund commenced operations on August 22, 2007. The Fund's year-to-date total return was 17.87% as of June 30, 2009.

During the calendar year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 0.54% and -22.95%, respectively, for the quarters ended 6/30/08 and 12/31/08. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                                                                  PROSPECTUS | 9

AVERAGE ANNUAL TOTAL RETURNS FOR THE                                      SINCE
PERIOD ENDED DECEMBER 31, 2008                              1 YEAR  INCEPTION(1)
--------------------------------------------------------------------------------

Returns Before Taxes                                       -41.02%       -30.82%
After Taxes on Distribution                                -41.36%       -31.14%
After Taxes on Distribution and Sale of Shares             -26.66%       -26.09%
Morningstar Information Super Sector Index                 -41.14%       -29.78%
Standard & Poor's 500(R) Index(2)                          -37.00%       -27.58%
--------------------------------------------------------------------------------

(1.)  The inception date of the Fund was August 22, 2007.

(2.) The Standard & Poor's 500(R) Index is generally considered representative of the U.S. large-cap stock market. This index is unmanaged and it is not possible to invest directly in an index.
--------------------------------------------------------------------------------

Fees and Expenses of the Fund


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

SHAREHOLDER FEES (paid directly by Authorized Participants)
--------------------------------------------------------------------------------
Sales charges (loads)                                                      None
--------------------------------------------------------------------------------
Standard creation/redemption transaction fee per order(1)              $  2,000
--------------------------------------------------------------------------------
Maximum creation/redemption transaction fee per order(1)               $  8,000
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2) (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                            0.40%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(3)                                     --%
--------------------------------------------------------------------------------
Other expenses                                                             6.84%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                       7.24%
--------------------------------------------------------------------------------
Expense Waiver and Reimbursements(4)                                       6.79%
--------------------------------------------------------------------------------
Net Operating Expenses                                                     0.45%
--------------------------------------------------------------------------------


(1.) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $2,000. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

(2.) Expressed as a percentage of average net assets.

(3.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.

(4.) The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.40% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.40% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.40% (excluding the

10 | CLAYMORE EXCHANGE-TRADED FUND TRUST expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that you may pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR*          THREE YEARS*        FIVE YEARS*         TEN YEARS*
--------------------------------------------------------------------------------
$      46          $        144        $     1,762         $    5,501
--------------------------------------------------------------------------------


Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems Shares at NAV only in large blocks of 150,000 Shares (each block of 150,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $2,000 per transaction. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $2,000 per transaction. (See "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $3,750,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $19,259, $56,168, $662,889 and $2,064,695 if the Creation Unit is redeemed after one year, three years, five years and ten years, respectively.*


If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


* The costs for the one-year examples reflect the Expense Cap that is in effect until December 31, 2011, as set forth in the footnotes to the fee table. The costs for the three-year, five-year and ten-year examples do not reflect the Expense Cap after such date.


                                                                 PROSPECTUS | 11

Claymore/Morningstar Services Super Sector Index ETF

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Morningstar Services Super Sector Index (the "Services Super Sector Index" or "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the Services Super Sector Index. The Index is designed to identify and track companies in industries whose main source of revenue comes from the provision of services. Eligible Index securities include the total investable universe of the healthcare, consumer services, business services and financial services sectors. Morningstar Inc. ("Morningstar" or the "Index Provider") classifies companies into the industry that best reflects each company's underlying business activities based on the largest source of revenue and income. Industry classification is based on publicly available information about each company, and is primarily obtained from such company's annual report and Form 10-K. The securities in the universe are selected using a proprietary methodology developed by Morningstar. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the stocks in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another stock in the Index, purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in

12 | CLAYMORE EXCHANGE-TRADED FUND TRUST the Index or purchase stocks that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Index Methodology


The Morningstar Services Super Sector Index is designed to identify and track companies in industries whose main source of revenue comes from the provision of services. Eligible Index securities include the total investable universe of the healthcare, consumer services, business services and financial services sectors. Morningstar classifies companies into the industry that best reflects each company's underlying business activities based on the largest source of revenue and income. Industry classification is based on publicly available information about each company, and is primarily obtained from a company's annual report and Form 10-K. As of August 31, 2009, the Index includes companies with capitalizations between $18 million and $167 billion, which includes small-, mid- and large-capitalization companies as defined by Morningstar. Morningstar rebalances the number of free float shares of each constituent security in the Index quarterly in March, June, September, and December. Immediate rebalancing occurs if two constituents merge or a company's free float changes by 10% or more. The Index is reconstituted twice annually in June and December.


Index Construction

Morningstar's Super Sector Index structure represents a unique way to classify companies based on the broad economic spheres in which they operate--manufacturing, service, and information. This organization of sectors is designed to mimic the way economies evolve from dependence on the production of physical products to the delivery of services, which culminates in the exchange of information.


1. Index constituents are drawn from the available pool of liquid U.S.-domiciled stocks that trade on one of the three major exchanges, the NYSE AMEX, NYSE, and NASDAQ. The following security types are excluded from the Index: American depositary receipts; bulletin board stocks; convertible notes; warrants and rights; and limited partnerships.


2. Securities that have more than ten non-trading days in the prior quarter or that have an average daily trading volume over the preceding six months that falls in the bottom quartile are excluded. Securities meeting all of the above-listed criteria are considered for inclusion in the Morningstar Sector Indexes.


3. Each company is assigned to one of 213 Morningstar industries based on the firm's primary source of revenue. The industries are classified into one of 12 sectors. The sectors are organized under one of three Super Sectors--the Information Economy, the Service Economy, and the Manufacturing Economy. All of the companies in the Service Economy Super Sector are included in the Index.


4. Index constituents are weighted according to their free float of shares outstanding. The free float is defined as a firm's outstanding shares adjusted for block ownership to reflect only shares available for investment. The types of block ownership that are considered during float adjustment are cross ownership, government ownership, private ownership, and restricted shares.

                                                                 PROSPECTUS | 13

5. Morningstar rebalances the number of free float shares of each constituent security in the Index quarterly in March, June, September, and December. Immediate rebalancing occurs if two constituents merge or a company's free float changes by 10% or more. The Index is reconstituted (stocks are added or removed from the Index) twice annually in June and December.

Primary Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Health Care Sector Risk. Companies in the health care sector may be susceptible to government regulation and reimbursement rates. Such companies may also be heavily dependent on patent protection, with their profitability affected by the expiration of patents. Companies in the health care sector may also be subject to expenses and losses from extensive litigation based on product liability and similar claims, as well as competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The process for obtaining new product approval by the Food and Drug Administration is long and costly. Health care service providers may have difficulty obtaining staff to deliver service, and may be susceptible to product obsolescence. Such companies also may be characterized by thin capitalization and limited product lines, markets, financial resources or personnel.

Consumer Services Sector Risk. The success of companies in the consumer services sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sector may be subject to severe competition. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

14 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Business Services Sector Risk. Companies in the business services sector can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees. The success of companies that provide business-related services is, in part, subject to continued demand for business services as companies and other organizations seek alternative, cost-effective means to meet their economic goals.


Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies' common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.


Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

                                                                 PROSPECTUS | 15

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

License Agreement Term Risk. The Investment Adviser's license agreement with the Index Provider to use the Index has a five-year term, and is renewable thereafter on an annual basis. There can be no assurance that the license agreement will be renewed or extended at the end of that term, or that the Investment Adviser will be able to enter into another agreement with the Index Provider to use the Index. If no agreement is entered into at the end of the five-year term, the Investment Adviser may be required to obtain a replacement Index Provider on behalf of the Fund.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fund Performance


The chart and table below illustrate annual calendar year returns for the calendar year ended December 31, 2008 as well as average annual Fund and index returns for the one-year and since inception periods ended December 31, 2008. This information is intended to help you assess the variability of Fund returns and the potential rewards and risks of an investment in the Fund. The information also shows how the Fund's performance compares with the returns of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


16 | CLAYMORE EXCHANGE-TRADED FUND TRUST

CALENDAR YEAR TOTAL RETURN AS OF 12/31
--------------------------------------------------------------------------------

                                   [BAR CHART]
2008(1)                                                                  -37.18%

(1.) The Fund commenced operations on August 22, 2007. The Fund's year-to-date total return was 1.24% as of June 30, 2009.

During the calendar year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were -7.81% and -23.41%, respectively, for the quarters ended 6/30/08 and 12/31/08. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE                                       SINCE
PERIOD ENDED DECEMBER 31, 2008                             1 YEAR   INCEPTION(1)
--------------------------------------------------------------------------------
Returns Before Taxes                                      -37.18%        -31.56%
After Taxes on Distribution                               -37.77%        -32.13%
After Taxes on Distribution and Sale of Shares            -24.17%        -26.81%
Morningstar Services Super Sector Index                   -37.52%        -30.60%
Standard & Poor's 500(R) Index(2)                         -37.00%        -27.58%
--------------------------------------------------------------------------------

(1.)  The inception date of the Fund was August 22, 2007.

(2.) The Standard & Poor's 500(R) Index is generally considered representative of the U.S. large-cap stock market.

This index is unmanaged and it is not possible to invest directly in an index.
--------------------------------------------------------------------------------


                                                                 PROSPECTUS | 17

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.


SHAREHOLDER FEES (paid directly by Authorized Participants)
--------------------------------------------------------------------------------
Sales charges (loads)                                                      None
--------------------------------------------------------------------------------
Standard creation/redemption transaction fee per order(1)              $  5,500
--------------------------------------------------------------------------------
Maximum creation/redemption transaction fee per order(1)               $ 22,000
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2) (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                            0.40%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(3)                                     --%
--------------------------------------------------------------------------------
Other expenses                                                             8.37%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                       8.77%
--------------------------------------------------------------------------------
Expense Waiver and Reimbursements(4)                                       8.32%
--------------------------------------------------------------------------------
Net Operating Expenses                                                     0.45%
--------------------------------------------------------------------------------


(1.) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $5,500. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

(2.) Expressed as a percentage of average net assets.

(3.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.

(4.) The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.40% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.40% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.40% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that you pay when purchasing or selling Shares of the Fund.

18 | CLAYMORE EXCHANGE-TRADED FUND TRUST

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR*          THREE YEARS*          FIVE YEARS*         TEN YEARS*
--------------------------------------------------------------------------------
$      46          $        144          $     2,074         $    6,296
--------------------------------------------------------------------------------


Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems Shares at NAV only in large blocks of 150,000 Shares (each block of 150,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $5,500 per transaction. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $5,500 per transaction. See "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $3,750,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $22,759, $59,668, $783,277 and $2,366,680 if the Creation Unit is redeemed after one year, three years, five years and ten years, respectively.*


If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


* The costs for the one-year examples reflect the Expense Cap that is in effect until December 31, 2011, as set forth in the footnotes to the fee table. The costs for the three-year, five-year and ten-year examples do not reflect the Expense Cap after such date.


                                                                 PROSPECTUS | 19

Claymore/Morningstar Manufacturing Super Sector Index ETF

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Morningstar Manufacturing Super Sector Index (the "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the Morningstar Manufacturing Super Sector Index. The Index is designed to identify and track companies in "smokestack" industries that process raw materials into physical goods that are sold into industrial and consumer markets. Eligible Index securities include the total investable universe of the consumer goods, industrial materials, energy and utilities sectors. Morningstar Inc. ("Morningstar" or the "Index Provider") classifies companies into the industry that best reflects each company's underlying business activities based on the largest source of revenue and income. Industry classification is based on publicly available information about each company, and is primarily obtained from such company's annual report and Form 10-K. The securities in the universe are selected using a proprietary methodology developed by Morningstar. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the stocks in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another stock in the Index, purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index or purchase stocks that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

20 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Index Methodology


The Morningstar Manufacturing Super Sector Index is designed to identify and track companies in "smokestack" industries that process raw materials into physical goods that are sold into industrial and consumer markets. Eligible Index securities include the total investable universe of the consumer goods, industrial materials, energy and utilities sectors. Morningstar classifies companies into the industry that best reflects each company's underlying business activities based on the largest source of revenue and income. Industry classification is based on publicly available information about each company, and is primarily obtained from a company's annual report and Form 10-K. As of August 31, 2009, the Index includes companies with capitalizations between $51 million and $341 billion, which includes small-, mid- and large-capitalization companies as defined by Morningstar. Morningstar rebalances the number of free float shares of each constituent security in the Index quarterly in March, June, September, and December. Immediate rebalancing occurs if two constituents merge or a company's free float changes by 10% or more. The Index is reconstituted twice annually in June and December.


Index Construction

Morningstar's Super Sector Index structure represents a unique way to classify companies based on the broad economic spheres in which they operate--manufacturing, service, and information. This organization of sectors is designed to mimic the way economies evolve from dependence on the production of physical products to the delivery of services, which culminates in the exchange of information.


1. Index constituents are drawn from the available pool of liquid U.S.-domiciled stocks that trade on one of the three major exchanges, the NYSE AMEX, NYSE, and NASDAQ. The following security types are excluded from the Index: American depositary receipts; bulletin board stocks; convertible notes; warrants and rights; and limited partnerships.


2. Securities that have more than ten non-trading days in the prior quarter or that have an average daily trading volume over the preceding six months that falls in the bottom quartile are excluded. Securities meeting all of the above-listed criteria are considered for inclusion in the Morningstar Sector Indexes.


3. Each company is assigned to one of 213 Morningstar industries based on the firm's primary source of revenue. The industries are classified into one of 12 sectors. The sectors are organized under one of three Super Sectors--the Information Economy, the Service Economy, and the Manufacturing Economy. All of the companies in the Manufacturing Economy Super Sector are included in the Index.


4. Index constituents are weighted according to their free float of shares outstanding. The free float is defined as a firm's outstanding shares adjusted for block ownership to reflect only shares available for investment. The types of block ownership that are considered during float adjustment are cross ownership, government ownership, private ownership, and restricted shares.

5. Morningstar rebalances the number of free float shares of each constituent security in the Index quarterly in March, June, September, and December. Immediate rebalancing occurs if two constituents merge or a company's free float changes by 10% or more.

                                                                 PROSPECTUS | 21

      The Index is reconstituted (stocks are added or removed from the Index) twice annually in June and December.

Primary Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Consumer Goods Sector Risk. Companies engaged in the manufacture and distribution of consumer goods are subject to vast fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations. Companies in this sector are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

Industrial Materials Sector Risk. The companies in the industrial materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The stock prices of companies in the industrial materials sector are affected by supply and demand both for their specific product or service and for industrial materials sector products in general. Government regulation, world events and economic conditions may affect the performance of companies in the industrial materials sector. Companies in the industrial materials sector may be at risk for product liability claims.

22 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Energy Sector Risk. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Companies in the energy sector may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Utilities Sector Risk. The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more

                                                                 PROSPECTUS | 23
established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

License Agreement Term Risk. The Investment Adviser's license agreement with the Index Provider to use the Index has a five-year term, and is renewable thereafter on an annual basis. There can be no assurance that the license agreement will be renewed or extended at the end of that term, or that the Investment Adviser will be able to enter into another agreement with the Index Provider to use the Index. If no agreement is entered into at the end of the five-year term, the Investment Adviser may be required to obtain a replacement Index Provider on behalf of the Fund.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fund Performance


The chart and table below illustrate annual calendar year returns for the calendar year ended December 31, 2008 as well as average annual Fund and index returns for the one-year and since inception periods ended December 31, 2008. This information is intended to help you assess the variability of Fund returns and the potential rewards and risks of an investment in the Fund. The information also shows how the Fund's performance compares with the returns of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


24 | CLAYMORE EXCHANGE-TRADED FUND TRUST

CALENDAR YEAR TOTAL RETURN AS OF 12/31
--------------------------------------------------------------------------------

                                   [BAR CHART]

2008(1)                                                                  -36.70%

(1.) The Fund commenced operations on August 22, 2007. The Fund's year-to-date total return was 1.49% as of June 30, 2009.

During the calendar year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 3.34% and -22.20%, respectively, for the quarters ended 6/30/08 and 12/31/08. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE                                       SINCE
PERIOD ENDED DECEMBER 31, 2008                             1 YEAR   INCEPTION(1)
--------------------------------------------------------------------------------
Returns Before Taxes                                      -36.70%        -23.50%
After Taxes on Distribution                               -37.22%        -24.10%
After Taxes on Distribution and Sale of Shares            -23.85%        -20.11%
Manufacturing Super Sector Index                          -36.74%        -22.49%
Standard & Poor's 500(R) Index(2)                         -37.00%        -26.10%
--------------------------------------------------------------------------------

(1.)  The inception date of the Fund was August 22, 2007.

(2.) The Standard & Poor's 500(R) Index is generally considered representative of the U.S. large-cap stock market.

This index is unmanaged and it is not possible to invest directly in an index.
--------------------------------------------------------------------------------


                                                                 PROSPECTUS | 25

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

SHAREHOLDER FEES (paid directly by Authorized Participants)
--------------------------------------------------------------------------------
Sales charges (loads)                                                      None
--------------------------------------------------------------------------------
Standard creation/redemption transaction fee per order(1)              $  3,500
--------------------------------------------------------------------------------
Maximum creation/redemption transaction fee per order(1)               $ 14,000
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2) (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                            0.40%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(3)                                     --%
--------------------------------------------------------------------------------
Other expenses                                                             6.60%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                       7.00%
--------------------------------------------------------------------------------
Expense Waiver and Reimbursements(4)                                       6.55%
--------------------------------------------------------------------------------
Net Operating Expenses                                                     0.45%
--------------------------------------------------------------------------------


(1.) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $3,500. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

(2.) Expressed as a percentage of average net assets.

(3.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.

(4.) The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.40% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.40% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.40% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

26 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR*          THREE YEARS*        FIVE YEARS*         TEN YEARS*
--------------------------------------------------------------------------------
$      46          $        144        $     1,713         $    5,366
--------------------------------------------------------------------------------


Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems Shares at NAV only in large blocks of 150,000 Shares (each block of 150,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $3,500 per transaction. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $3,500 per transaction. See "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $3,750,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $20,759, $57,663, $645,701 and $2,015,915 if the Creation Unit is redeemed after one year, three years, five years and ten years, respectively.*


If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


* The costs for the one-year examples reflect the Expense Cap that is in effect until December 31, 2011, as set forth in the footnotes to the fee table. The costs for the three-year, five-year and ten-year examples do not reflect the Expense Cap after such date.


                                                                 PROSPECTUS | 27

Claymore U.S. Capital Markets Bond ETF

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of a fixed income securities index called CPMKTB - The Capital Markets Bond Index(SM) (the "CPMKTB Index" or the "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the CPMKTB Index. The Index is a total return index comprised of 5,131 long-term U.S. investment grade fixed income securities as of August 31, 2009. The number of securities included in the Index has ranged from approximately 5,100 to 7,800 securities in the previous ten year period; however, the number of securities included in the Index varies from month to month and may be higher or lower than the historical range. Securities eligible for inclusion in the Index, as determined by Dorchester Capital Management LLC ("Dorchester" or the "Index Provider") are long-term fixed income securities (defined as those with redemption dates greater than one year from the start of the month as determined by yield to worst calculation), including U.S. Treasury securities, U.S. federal agency and other government sponsored entities' fixed income securities, investment grade U.S. corporate fixed income securities and U.S. agency mortgage pass-through securities such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") that are backed by pools of mortgages. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. The Fund will at all times invest at least 80% of its total assets in fixed income securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund also will normally invest at least 80% of its net assets in U.S. fixed income securities. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in these policies or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

Mellon Capital Management Corporation ("Mellon Capital" or the "Investment Subadviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the total return of the Index less any expenses or distributions. A figure of 1.00 would represent perfect correlation.


The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Investment Subadviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality and other financial characteristics of securities. The quantity of

28 | CLAYMORE EXCHANGE-TRADED FUND TRUST holdings in the Fund will be based on a number of factors, including asset size of the Fund. However, the Fund may use replication to achieve its objective if practicable. There may also be instances in which the Investment Subadviser may choose to overweight another security in the Index, purchase (or sell) securities not in the Index which the Investment Subadviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Index Methodology

The Index is designed to represent the traditional investment grade securities in the United States long-term fixed income capital markets. Securities eligible for inclusion in the Index are long-term fixed income securities, including long-term U.S. Treasury fixed income securities, long-term U.S. federal agency and other government-sponsored entities' fixed income securities, long-term investment grade U.S. corporate fixed income securities, and long-term government-sponsored enterprise backed mortgage pooled securities. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: one to two and a half years, two and a half to four years, four to six years, six to eight years, eight to twelve years, twelve to twenty years, and greater than twenty years. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range. The Index is reconstituted monthly.

The Index is designed to be a long-term measure of the performance of the U.S. investment grade bond markets. The Index is part of the CPMKTS(SM) family of indexes that is designed to measure the major components of the U.S. investment grade fixed income securities and the common stocks in the capital markets. The CPMKTS(SM) family of indexes includes the Index and the following additional indexes: CPMKTE - The Capital Markets Equity IndexSM, which is designed to be a long-term measure of the U.S. common stock markets; CPMKTL - The Capital Markets Liquidity IndexSM, which is designed to be a long-term measure of the U.S. investment grade micro-term fixed income and money markets; and CPMKTS - The Capital Markets IndexSM, which is designed to be a long-term measure of the U.S. investment grade capital markets as represented by the CPMKTB, CPMKTE, and CPMKTL indexes.

Index Construction

1. The Index is reconstituted monthly. The Index constituents are determined based on closing data on the fifth business day before the start of the month. Index constituents are finalized on the last calendar day before the beginning of the month and go into effect on the first day of the new month.

2. All long-term U.S. Treasury fixed income securities (defined as those with redemption dates greater than one year from the start of the month as determined by yield to

                                                                 PROSPECTUS | 29
      worst calculation) are included in the Index. U.S. Treasury
      Inflation-Protected Securities ("TIPS") are not included.

3. A selection of long-term U.S. federal agency fixed income securities (defined as those with redemption dates greater than one year from the start of the month as determined by yield to worst calculation) are selected as Index constituents using a rules-based methodology. The methodology is designed to select representative issues from each of the five largest agencies and government sponsored entities: FNMA, Federal Home Loan Banks ("FHLB"), FHLMC, Federal Farm Credit Banks ("FFCB"), and the SLM Corporation ("SLMA"), as well as fixed income securities from other federal agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: one to two and a half years, two and a half to four years, four to six years, six to eight years, eight to twelve years, twelve to twenty years, and greater than twenty years. Securities are selected for inclusion in the Index from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

4. A selection of long-term investment grade U.S. corporate fixed income securities (defined as those with redemption dates greater than one year from the start of the month as determined by yield to worst calculation) are selected as Index constituents using a rules-based methodology. The rules-based methodology is designed to select securities ensuring a diversity of industry, duration, and rating. Seven industry classifications are represented: consumer goods, consumer services, manufacturing and wholesale trade, mining and construction, transportation and utilities, financial and insurance, and business services. Ratings from the major rating agencies are employed by Dorchester to assign securities to one of six rating tiers based upon a rules-based methodology. Four of these tiers are for investment grade issues, one for high yield issues, and the final one for non-rated issues. Only securities from the four investment grade tiers are considered for inclusion in the Index. To ensure a diversity of duration securities are selected in each of the following maturity ranges: one to two and a half years, two and a half to four years, four to six years, six to eight years, eight to twelve years, twelve to twenty years, and greater than twenty years. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

5. Using a rules-based methodology, long-term mortgage pass-through securities ("MBS") issued by federal agencies are selected which have a fixed rate coupon, maturity date greater than 1 year from the start of the month, and which currently are trading in "TBA transactions." "TBA transactions" are purchases or sales of MBS for future settlement at an agreed-upon date. TBA transactions aid in the liquidity and pricing efficiency of MBS because they enable different MBS with similar characteristics to be traded interchangeably according to commonly observed settlement and delivery conventions.

      Eligible  pools are grouped into generic  securities  ("Mortgage
      Generic") based on the agency's program, current coupon and production year. The programs considered are 5 year balloons, 7 year balloons, 15 year fixed and 30 year fixed taken from the FHLMC, FNMA and GNMA programs. Coupon values are designed to represent a majority of the market and the range of allowable values is updated monthly.

30 | CLAYMORE EXCHANGE-TRADED FUND TRUST

6. The weight of each of the Index constituents is set based upon modified market value on the last calendar day before the start of the month. The market value is modified based upon regularly published statistics from the Federal Reserve Board.

Primary Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Asset Class Risk. The bonds in the Fund's portfolio may underperform the returns of other bonds or indexes that track other industries, markets, asset classes or sectors. Different types of bonds and indexes tend to go through different performance cycles than the general bond market.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund's having to reinvest proceeds at lower interest rates, resulting in a decline in the Fund's income.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by certain U.S. government agencies are not necessarily backed by the full faith and credit of the U.S. government. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund's income and share price.

Derivatives Risk. A derivative is a financial contract, whose value depends on, or is derived from, the value of an underlying asset such as a security or index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund's performance may suffer from its inability to invest in higher yielding securities.

Foreign Issuers Risk. The Fund may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies which have different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may

                                                                 PROSPECTUS | 31
differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital investment, resource self-sufficiency and balance of payment options.

Income Risk. Income risk is the risk that falling interest rates will cause the Fund's income to decline.

Interest Rate Risk. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities issued by FNMA, GNMA or FHLMC. Mortgage-backed securities are subject to prepayment risk and extension risk (as described above) and may react differently to changes in interest rates than other bonds, which may significantly reduce their value. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and thus could result in losses to the Fund.


There is also risk associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.


Finance Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the


32 | CLAYMORE EXCHANGE-TRADED FUND TRUST financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies' common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of the Index, and therefore the Fund's investments. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.


Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a monthly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value than would be the case if the Fund held all of the securities in the Index.

                                                                 PROSPECTUS | 33

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

SHAREHOLDER FEES (paid directly by Authorized Participants)
--------------------------------------------------------------------------------
Sales charges (loads)                                                      None
--------------------------------------------------------------------------------
Standard creation/redemption transaction fee per order(1)              $  1,000
--------------------------------------------------------------------------------
Maximum creation/redemption transaction fee per order(1)               $  4,000
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2) (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                            0.20%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(3)                                     --%
--------------------------------------------------------------------------------
Other expenses                                                             2.85%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                       3.05%
--------------------------------------------------------------------------------
Expense Waiver and Reimbursements(4)                                       2.55%
--------------------------------------------------------------------------------
Net Operating Expenses                                                     0.50%
--------------------------------------------------------------------------------


(1.) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000. If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

(2.) Expressed as a percentage of average net assets.

(3.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.

(4.) The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.27% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.27% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement

34 | CLAYMORE EXCHANGE-TRADED FUND TRUST

(the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.27% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR*          THREE YEARS*        FIVE YEARS*         TEN YEARS*
--------------------------------------------------------------------------------
$      51          $        160        $       870         $    2,769
--------------------------------------------------------------------------------


Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (regardless of the number of securities in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,000 per transaction (regardless of the number of securities in each Creation Unit). See "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $26,563, $81,190, $436,066 and $1,385,606 if the Creation Unit is redeemed after one year, three years, five years and ten years, respectively.*


If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


* The costs for the one-year examples reflect the Expense Cap that is in effect until December 31, 2011, as set forth in the footnotes to the fee table. The costs for the three-year, five-year and ten-year examples do not reflect the Expense Cap after such date.


                                                                 PROSPECTUS | 35

Claymore U.S. Capital Markets Micro-Term Fixed Income ETF

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of a money market and micro-term fixed income securities index called CPMKTL - The Capital Markets Liquidity Index (the "CPMKTL Index" or the "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the CPMKTL Index. The Fund is not a money market fund and thus does not seek to maintain a stable net asset value of $1.00 per share. The Index is a total return index comprised of 1,227 micro-term U.S. investment grade fixed income securities and money market instruments as of August 31, 2009. The number of securities included in the Index has ranged from approximately 1,000 to 2,350 in the previous ten year period; however, the number of securities included in the Index varies from month to month and may be higher or lower than the historical range. The Index includes micro-term U.S. Treasury fixed income securities, micro-term U.S. federal agency and other government sponsored entities fixed income securities, micro-term investment grade U.S. corporate fixed income securities, commercial paper, bankers acceptances, large time deposits, and U.S. federal agency discount notes as determined by Dorchester Capital Management LLC ("Dorchester" or the "Index Provider"). The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. The Index Provider defines "micro-term" fixed income securities as those with a redemption date of less than a year from the start of the month, as determined by yield to worst calculation. The Fund will at all times invest at least 80% of its total assets in fixed income securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund also will normally invest at least 80% of its net assets in U.S. fixed income securities. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in these policies or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.


The Investment Subadviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the total return of the Index less any expenses or distributions. A figure of 1.00 would represent perfect correlation.

The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Investment Subadviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality and other financial characteristics of securities. The quantity of

36 | CLAYMORE EXCHANGE-TRADED FUND TRUST holdings in the Fund will be based on a number of factors, including asset size of the Fund. However, the Fund may use replication to achieve its objective if practicable. There may also be instances in which the Investment Subadviser may choose to overweight another security in the Index, purchase (or sell) securities not in the Index which the Investment Subadviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Index Methodology

The Index is designed to represent the traditional investment grade securities in the U.S. money markets and in the micro-term fixed income capital markets. The Index includes micro-term U.S. Treasury fixed income securities, micro-term U.S. federal agency and other government sponsored entities; fixed income securities, micro-term investment grade U.S. corporate fixed income securities, commercial paper, bankers acceptances, large time deposits, and U.S. federal agency discount notes. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: zero to three months, three to six months, six to nine months, and nine months to one year. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range. The Index is reconstituted monthly.

The Index is designed to be a long-term measure of the performance of the U.S. investment grade liquidity markets. It is part of the CPMKTS(SM) family of indexes that is designed to measure the major components of the U.S. investment grade fixed income securities and the common stocks in the capital markets. This family includes the Index and the following additional indexes: CPMKTE - The Capital Markets Equity Index, which is designed to be a long-term measure of the U.S. common stock markets; CPMKTB - The Capital Markets Bond Index, which is designed to be a long-term measure of the long term U.S. investment grade fixed income markets; and CPMKTS - The Capital Markets Index, which is designed to be a long-term measure of the U.S. investment grade capital markets as represented by the CPMKTB, CPMKTE, and CPMKTL indexes.

Index Construction

1. The Index is reconstituted monthly. The Index constituents are determined on the fifth business day before the start of the month and go into effect on the first day of the month.

2. Money market instruments that are potential Index constituents include 90 day bankers acceptances, 90 day certificate of deposit, 180 day certificate of deposit, 30 day commercial paper, 60 day commercial paper, 90 day commercial paper, 30 day United States federal agency discount notes, 60 day United States federal agency discount notes, and 90 day United States federal agency discount notes.

                                                                 PROSPECTUS | 37

3. All micro-term U.S. Treasury fixed income securities (defined as those with redemption dates less than a year from the start of the month, as determined by yield to worst calculation) are selected as Index constituents. United States Treasury Inflation-Protected Securities ("TIPS") are not included.

4. A selection of U.S. federal agency fixed income securities (defined as those with redemption dates within one year from the start of the month as determined by a yield to worst calculation) are selected as Index constituents. The methodology is designed to select representative issues from each of the five largest agencies and government sponsored entities:
      Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Farm Credit Banks ("FFCS"), and the SLM Corporation ("SLMA"), as well as fixed income issues from other federal agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: zero to three months, three to six months, six to nine months, and nine months to one year. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

5. Micro-term investment grade U.S. corporate fixed income securities (defined as those with redemption dates less than one year from the start of the month as determined by the yield to worst calculation) are selected as Index constituents. The Index methodology is designed to select securities ensuring a diversity of industry, duration, and rating. Seven industry classifications are represented: consumer goods, consumer services, manufacturing and wholesale trade, mining and construction, transportation and utilities, financial and insurance, and business services. Ratings from the major U.S. rating agencies are employed by the Index Provider to assign securities to one of six rating tiers based upon a rules-based methodology. Four of these tiers are for investment grade issues, one for high yield issues, and the final one for non-rated issues. Only securities from the four investment grade tiers are considered for inclusion in the Index. To ensure a diversity of duration securities are selected in each of the following maturity ranges: zero to three months, three to six months, six to nine months, and nine months to one year. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

6. The weight of each Index constituent is set based upon modified market value on the last calendar day before the start of the month. The market value is modified based upon regularly published statistics from the Federal Reserve Board and the Federal Deposit Insurance Corporation.

38 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Primary Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund is not a money market fund and thus does not seek to maintain a stable net asset value of $1.00 per share.

Asset Class Risk. The bonds in the Fund's portfolio may underperform the returns of other bonds or indexes that track other industries, markets, asset classes or sectors. Different types of bonds and indexes tend to go through different performance cycles than the general bond market.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund's income.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by certain U.S. government agencies are not necessarily backed by the full faith and credit of the U.S. government. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund's income and share price.

Derivatives Risk. A derivative is a financial contract, whose value depends on, or is derived from, the value of an underlying asset such as a security or index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund's performance may suffer from its inability to invest in higher yielding securities.

Foreign Issuers Risk. The Fund may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies which have different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital investment, resource self- sufficiency and balance of payment options.

                                                                 PROSPECTUS | 39

Income Risk. Income risk is the risk that falling interest rates will cause the Fund's income to decline.

Interest Rate Risk. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


Finance Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies' common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.


Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value than would be the case if the Fund held all of the securities in the Index.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the

40 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Index constituents may vary on a monthly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

                                                                 PROSPECTUS | 41

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

SHAREHOLDER FEES (paid directly by Authorized Participants)
--------------------------------------------------------------------------------
Sales charges (loads)                                                      None
--------------------------------------------------------------------------------
Standard creation/redemption transaction fee per order(1)              $  1,000
--------------------------------------------------------------------------------
Maximum creation/redemption transaction fee per order(1)               $  4,000
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2) (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                            0.20%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(3)                                     --%
--------------------------------------------------------------------------------
Other expenses                                                             1.92%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                       2.12%
--------------------------------------------------------------------------------
Expense Waiver and Reimbursements(4)                                       1.66%
--------------------------------------------------------------------------------
Net Operating Expenses                                                     0.46%
--------------------------------------------------------------------------------


(1.) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000. If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

(2.) Expressed as a percentage of average net assets.

(3.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.

(4.) The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.27% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.27% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.27% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

42 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR*          THREE YEARS*        FIVE YEARS*         TEN YEARS*
--------------------------------------------------------------------------------
$      47          $        148        $       646         $    2,023
--------------------------------------------------------------------------------


Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (regardless of the number of securities in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,000 per transaction (regardless of the number of stocks in each Creation Unit. See "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $24,522, $74,818, $324,049 and $1,012,712 if the Creation Unit is redeemed after one year, three years, five years and ten years, respectively.*


If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


* The costs for the one-year examples reflect the Expense Cap that is in effect until December 31, 2011, as set forth in the footnotes to the fee table. The costs for the three-year, five-year and ten-year examples do not reflect the Expense Cap after such date.


                                                                 PROSPECTUS | 43

Claymore U.S.-1-The Capital Markets Index ETF

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of the CPMKTS - The Capital Markets Index (the "CPMKTS Index" or the "Index") which includes equity, fixed income and money market securities. The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the CPMKTS Index. The Index is a total return index that includes common stock equity securities, micro-term investment grade fixed income securities and money market instruments, and long-term investment grade fixed income securities. The number of securities included in the Index has ranged from approximately 5,100 to 7,800 long-term U.S. investment grade fixed income securities selected monthly; approximately 1,000 to 2,350 micro-term U.S. investment grade fixed income securities and money market instruments selected monthly; and 2,000 equity securities selected quarterly, based on market capitalization of the common stock of actively-traded United States corporations, generally with market capitalizations between $300 million and $500 billion, for the previous ten year period. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. Dorchester Capital Management LLC ("Dorchester" or the "Index Provider") defines "actively traded" as common stocks that are listed on a major U.S. exchange and have been traded within the past 45 days. The Index Provider defines "micro-term" fixed income securities as those with a redemption date of less than a year from the start of the month, as determined by yield to worst calculation. The number of securities included in the Index varies from month to month and may be higher or lower than the historical ranges. During each quarter, the number of equity securities may decrease as the common stocks are either delisted or not actively traded for any reason including, but not limited to, mergers, acquisitions and bankruptcies. Once removed, an equity security will not be returned to or replaced in the Index for any reason before the start of the next quarter. The Fund will at all times invest at least 80% of its total assets in equity, fixed income and money market securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund also will normally invest at least 80% of its net assets in U.S. securities. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in these policies or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.


44 | CLAYMORE EXCHANGE-TRADED FUND TRUST

The Investment Subadviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the total return of the Index less any expenses or distributions. A figure of 1.00 would represent perfect correlation.

The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Investment Subadviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, asset allocation weightings, market capitalization and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. However, the Fund may use replication to achieve its objective if practicable. There may also be instances in which the Investment Subadviser may choose to overweight another security in the Index, purchase (or sell) securities not in the Index which the Investment Subadviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Index Methodology

The Index is designed to represent the traditional investment grade fixed income securities, investment grade fixed income securities with less than one year until maturity and equity securities in the United States capital markets. The Index includes: common stock equity securities from the 2,000 largest actively traded United States corporations based upon market capitalization of common stock, micro-term U.S. treasury fixed income securities, micro-term U.S. federal agency and other government sponsored entities fixed income securities, short-term investment grade U.S. corporate fixed income securities, commercial paper, bankers acceptances, large time deposits, U.S. federal agency discount notes; long-term U.S. treasury fixed income securities, long-term U.S. federal agency and other government sponsored entities fixed income securities, long-term investment grade U.S. corporate fixed income securities and long-term mortgage-backed securities. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies.

The CPMKTS(SM) family of indexes is designed to measure the major components of the U.S. investment grade fixed income securities and the common stocks in the capital markets. This family includes the Index and the following additional indexes: CPMKTE - The Capital Markets Equity Index, which is designed to be a long-term measure of the U.S. common stock markets; CPMKTB - The Capital Markets Bond Index, which is designed to be a long-term measure of the long term U.S. investment grade fixed income markets; and CPMKTL -The Capital Markets Liquidity Index, which is designed to be a long-term measure of the U.S. investment grade short-term fixed income and money markets. CPMKTS - The Capital Markets Index is designed to be a long-term measure of the U.S. investment grade capital markets as represented by the CPMKTB, CPMKTE, and CPMKTL indexes.

                                                                 PROSPECTUS | 45

Index Construction

1. The equity securities in the Index are reconstituted quarterly. The equity Index constituents are determined on the fifth business day before the start of the quarter based on the market capitalization of common stock, finalized on the last calendar day of the quarter and go into effect on the first day of the new quarter.

2. Potential equity Index constituents include all common stock equity securities from United States corporations that are headquartered in the United States and trade on major United States stock exchanges. Limited partnerships, ETFs, American depositary receipts and closed-end funds are not eligible for inclusion in the Index.

3. On the last calendar day before the start of the quarter, if any of the selected equity Index constituents are no longer actively traded, they are replaced with the next eligible security with the largest market capitalization that is not a member of the Index, based upon the market capitalization from the fifth business day before the start of the quarter.

4. The weight of each equity Index constituent is set based upon a modified market capitalization determined on the last day before the start of the month. The market value is modified based upon regularly published statistics from the Federal Reserve Board.

5. The fixed income and money market Index constituents are reconstituted monthly. The fixed income and money market Index constituents are determined based on closing data on the fifth business day before the start of the month. Fixed income and money market Index constituents are finalized on the last calendar day before the start of the month and go into effect on the first day of the new month.

6. Money market instruments that are potential Index constituents include 90 day bankers acceptances, 90 day certificate of deposit, 180 day certificate of deposit, 30 day commercial paper, 60 day commercial paper, 90 day commercial paper, 30 day United States federal agency discount notes, 60 day United States federal agency discount notes, and 90 day United States federal agency discount notes.

7. All U.S. Treasury fixed income securities are selected as Index constituents. United States Treasury Inflation-Protected Securities ("TIPS") are not included.

8. A selection of micro-term and long-term United States federal agency and government sponsored entities fixed income securities are selected as Index constituents using a rules-based methodology. The Index methodology is designed to select representative issues from each of the five largest agencies and government sponsored entities: Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks ("FHLB"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Farm Credit Banks ("FFCB"), and the SLM Corporation ("SLMA"), as well as fixed income issues from other federal agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: zero to three months, three to six months, six to nine months, nine months to one year, one to two and a half years, two and a half to four years, four to six years, six to eight years, eight to twelve years, twelve to twenty years, and greater than twenty years. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

9. A selection of micro-term and long-term investment grade United States corporate fixed income securities are selected as Index constituents using a proprietary rules-based

46 | CLAYMORE EXCHANGE-TRADED FUND TRUST methodology. The methodology is designed to select securities ensuring a diversity of industry, duration, and rating. Seven industry classifications are represented: consumer goods, consumer services, manufacturing and wholesale trade, mining and construction, transportation and utilities, financial and insurance, and business services. Ratings from the three major rating agencies are employed to assign securities to one of four investment grade tiers based upon a rules-based methodology. To ensure a diversity of duration, securities are selected in each of the following maturity ranges: zero to three months, three to six months, six to nine months, nine months to one year, one to two and a half years, two and a half to four years, four to six years, six to eight years, eight to twelve years, twelve to twenty years, and greater than twenty years. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

10. Using a rules-based methodology, long-term mortgage pass-through securities ("MBS") issued by U.S. federal agencies are selected which have a fixed rate coupon, maturity date greater than 1 year from the start of the month, and which currently trade in "TBA transactions." "TBA transactions" are purchases or sales of MBS for future settlement at an agreed-upon date. TBA transactions aid in the liquidity and pricing efficiency of MBS because they enable different MBS with similar characteristics to be traded interchangeably according to commonly observed settlement and delivery conventions.

      Eligible pools are grouped into generic securities ("Mortgage Generic") based on the agency's program, current coupon and production year. The programs considered are 5 year balloons, 7 year balloons, 15 year fixed and 30 year fixed rates taken from the FHLMC, FNMA and GNMA programs. Coupon values are designed to represent a majority of the market and the range of allowable values is updated monthly.

11. The weights of each of the fixed income and money market Index constituents are set based upon modified market value on the last day before the start of the month. The market value is modified based upon regularly published statistics from the Federal Reserve Board and the Federal Deposit Insurance Corporation.

Primary Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its

                                                                 PROSPECTUS | 47
financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Asset Class Risk. The bonds in the Fund's portfolio may underperform the returns of other bonds or indexes that track other industries, markets, asset classes or sectors. Different types of bonds and indexes tend to go through different performance cycles than the general bond market.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund's having to reinvest proceeds at lower interest rates, resulting in a decline in the Fund's income.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by certain U.S. government agencies are not necessarily backed by the full faith and credit of the U.S. government. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund's income and share price.

Derivatives Risk. A derivative is a financial contract, whose value depends on, or is derived from, the value of and underlying asset such as a security or index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests in conventional securities.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund's performance may suffer from its inability to invest in higher yielding securities.

Foreign Issuers Risk. The Fund may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies which have different risks than investing in U.S. companies. These include difference in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital investment, resource self- sufficiency and balance of payment options.

48 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Income Risk. Income risk is the risk that falling interest rates will cause the Fund's income to decline.

Interest Rate Risk. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities issued by FNMA, GNMA or FHLMC. Mortgage-backed securities are subject to prepayment risk and extension risk (see explanations above) and may react differently to changes in interest rates than other bonds, which may significantly reduce their value. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and thus could result in losses to the Fund.


There is also risk associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.


Finance Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected byavailability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or

                                                                 PROSPECTUS | 49
equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies' common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of the Index, and therefore the Fund's investments. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.


Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a monthly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

50 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value than would be the case if the Fund held all of the securities in the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

                                                                 PROSPECTUS | 51

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

SHAREHOLDER FEES (paid directly by Authorized Participants)
--------------------------------------------------------------------------------
Sales charges (loads)                                                      None
--------------------------------------------------------------------------------
Standard creation/redemption transaction fee per order(1)              $  1,000
--------------------------------------------------------------------------------
Maximum creation/redemption transaction fee per order(1)               $  4,000
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2) (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                            0.25%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(3)                                     --%
--------------------------------------------------------------------------------
Other expenses                                                             1.64%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                       1.89%
--------------------------------------------------------------------------------
Expense Waiver and Reimbursements(4)                                       1.29%
--------------------------------------------------------------------------------
Net Operating Expenses                                                     0.60%
--------------------------------------------------------------------------------


(1.) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000. If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

(2.) Expressed as a percentage of average net assets.

(3.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.

(4.) The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.37% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.37% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.37% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

52 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR*          THREE YEARS*        FIVE YEARS*         TEN YEARS*
--------------------------------------------------------------------------------
$      61          $        192        $       636         $    1,871
--------------------------------------------------------------------------------


Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems Shares at NAV only in large blocks of 200,000 Shares (each block of 200,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (regardless of the number of stocks of other securities in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,000 per transaction (regardless of the number of stocks in each Creation Unit. See "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $10,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $62,320, $193,173, $636,777 and $1,872,284 if the Creation Unit is redeemed after one year, three years, five years and ten years, respectively.*


If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


* The costs for the one-year examples reflect the Expense Cap that is in effect until December 31, 2011, as set forth in the footnotes to the fee table. The costs for the three-year, five-year and ten-year examples do not reflect the Expense Cap after such date.


                                                                 PROSPECTUS | 53

Claymore/Zacks Dividend Rotation ETF

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Dividend Rotation Index (the "Dividend Rotation Index" or "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the Zacks Dividend Rotation Index. The Index is comprised of approximately 100 stocks selected, based on investment and other criteria, from a universe of the 1,500 largest listed equity companies (based on market capitalization) that pay dividends at least annually (in any amount). The universe of companies eligible for inclusion in the Index is comprised of all U.S. stocks listed on domestic exchanges, including American depositary receipts ("ADRs") and master limited partnerships ("MLPs"). The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). The Index will include companies with capitalizations between $200 million and $450 billion, which includes companies with all market capitalizations as defined by Zacks.

The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the stocks in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another stock in the Index, purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index or purchase stocks that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

54 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Index Methodology

The Dividend Rotation Index seeks to maximize dividend income that qualifies for taxation at the lowest current tax rates ("qualified dividend income" or "QDI") by selecting dividend-paying stocks based on a quantitative methodology proprietary to Zacks. The Index, at the time of each rebalance, is designed to eliminate companies that have recently paid a dividend and include those companies that are expected to pay dividends while seeking to maximize QDI potential. The Index seeks to select a group of stocks with the potential to outperform, on a risk adjusted basis, the Dow Jones US Select Dividend Index and other benchmark indices.

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the most attractive risk/return potential. The methodology is specifically designed to enhance investment applications and investability. The Index is adjusted monthly in the manner set forth below under "Index Construction."

Index Construction

1. Potential Index constituents include all U.S. stocks that rank as the 1,500 largest based on market capitalization that pay or are expected to pay dividends at least annually (in any amount).

2. The Index is split into two approximately equal sub-indices of 50 stocks. At the rebalance date the two sub-indices alternate which will be rebalanced so that each sub-index is held for a period of two months. This holding period is designed to maximize QDI potential, as the stocks are included in the Index prior to their dividend period and are held for approximately 61 days, which is greater than the required holding period for dividend income from such stocks to be considered QDI. Both sub-indices are determined using the same methodology.

3. At the time of the rebalance, all stocks that have paid a dividend in the last 30 days or are included in the non-rebalanced half of the sub-index are eliminated from the universe of potential Index constituents.

4. Each company is ranked using a quantitative rules-based methodology that includes likelihood of a dividend payment in the next 30 days, yield, liquidity, company growth, relative value, payout ratio and other factors and is sorted from highest to lowest. The constituent selection methodology was developed by Zacks as a quantitative approach to identifying those companies that offer the greatest yield potential.

5. The 50 constituents of each sub-index are chosen and are weighted based on liquidity and yield using a proprietary methodology developed by Zacks.

6. The constituent selection process is repeated on a monthly basis to alternating sub-indices. Rebalancing to restore the sub-indices' allocation to approximately equal is conducted annually.

                                                                 PROSPECTUS | 55

Primary Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.


Finance Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but


56 | CLAYMORE EXCHANGE-TRADED FUND TRUST such interventions have often not averted a substantial decline in the value of such companies' common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Utilities Sector Risk. The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.


QDI Tax Risk. Currently, QDI received by a non-corporate investor is generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Thereafter, without further Congressional action, that rate will return to 20%. If Congress does not extend the current tax rates applicable to QDI, you may be subject to higher tax rates on your dividends from the Fund for taxable years beginning after January 1, 2011.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                                                                 PROSPECTUS | 57

Master Limited Partnership Risk. Investments in securities of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.


Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities in connection with the monthly rebalancing of the Index, and therefore the Fund's investments. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (for example, over 100%) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the creation and redemption in-kind mechanism to minimize capital gains to the extent possible.


Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a monthly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

58 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.


Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fund Performance


The chart and table below illustrate annual calendar year returns for the calendar year ended December 31, 2008 as well as average annual Fund and index returns for the one-year and since inception periods ended December 31, 2008. This information is intended to help you assess the variability of Fund returns and the potential rewards and risks of an investment in the Fund. The information also shows how the Fund's performance compares with the returns of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


                                                                 PROSPECTUS | 59

CALENDAR YEAR TOTAL RETURN AS OF 12/31
--------------------------------------------------------------------------------

                                   [BAR CHART]

2008(1)                                                                  -37.17%

1. The Fund commenced operations on October 24, 2007. The Fund's year-to-date total return was 16.00% as of June 30, 2009.

During the calendar year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 5.65% and -26.97%, respectively, for the quarters ended 9/30/08 and 12/31/08. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE                                       SINCE
PERIOD ENDED DECEMBER 31, 2008                             1 YEAR   INCEPTION(1)
--------------------------------------------------------------------------------
Returns Before Taxes                                      -37.17%        -38.48%
--------------------------------------------------------------------------------
After Taxes on Distribution                               -38.80%        -39.86%
--------------------------------------------------------------------------------
After Taxes on Distribution and Sale of Shares            -24.04%        -33.12%
--------------------------------------------------------------------------------
Zacks Dividend Rotation Index                             -35.58%        -36.57%
--------------------------------------------------------------------------------
Dow Jones U.S. Select Dividend Index(2)                   -30.97%        -29.34%
--------------------------------------------------------------------------------

(1.) The inception date of the Fund was October 24, 2007.

(2.) The Dow Jones U. S. Select Dividend Index is designed to represent the most widely traded of the highest yielding stocks in the U.S. market. This index is unmanaged and it is not possible to invest directly in this index.



60 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Fees and Expenses of the Fund


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

SHAREHOLDER FEES (paid directly by Authorized Participants)
--------------------------------------------------------------------------------
Sales charges (loads)                                                      None
--------------------------------------------------------------------------------
Standard creation/redemption transaction fee per order(1)              $    500
--------------------------------------------------------------------------------
Maximum creation/redemption transaction fee per order(1)               $  2,000
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2) (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                            0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(3)                                     --%
--------------------------------------------------------------------------------
Other expenses                                                             5.26%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                       5.76%
--------------------------------------------------------------------------------
Expense Waiver and Reimbursements(4)                                       4.77%
--------------------------------------------------------------------------------
Net Operating Expenses                                                     0.99%
--------------------------------------------------------------------------------


1. Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

2. Expressed as a percentage of average net assets.

3. The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.

4. The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.60% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.60% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

                                                                 PROSPECTUS | 61

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR*          THREE YEARS*        FIVE YEARS*         TEN YEARS*
--------------------------------------------------------------------------------
$     101          $        315        $     1,602         $    4,733
--------------------------------------------------------------------------------


Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming 100 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 per transaction (assuming 100 stocks in each Creation Unit. See "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,250,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $13,123, $39,908, $200,706 and $592,130 if the Creation Unit is redeemed after one year, three years, five years and ten years, respectively.*


If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


* The costs for the one-year examples reflect the Expense Cap that is in effect until December 31, 2011, as set forth in the footnotes to the fee table. The costs for the three-year, five-year and ten-year examples do not reflect the Expense Cap after such date.


62 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Secondary Investment Strategies


As a primary investment strategy, each Fund will at all times invest at least 80% or 90%, as applicable, of its total assets in component securities that comprise its respective Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise its respective Index. As secondary investment strategies, the Funds may invest their remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE Arca is open) for additions and deletions to each Fund's Index to be reflected in the portfolio composition of the Fund.


Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval. Certain other fundamental policies of the Funds are set forth in the Statement of Additional Information under "Investment Restrictions."

                                                                 PROSPECTUS | 63

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Funds.


Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of the NYSE Arca, necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.


However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Leverage. To the extent that a Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's portfolio securities.

These risks are described further in the Statement of Additional Information.

64 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Investment Advisory Services

Investment Adviser


Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as each Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. As of June 30, 2009, Claymore entities have provided supervisory, management, servicing or distribution services on approximately $12.9 billion in assets. Claymore currently offers exchange-traded funds, unit investment trusts and closed-end funds. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.


Pursuant to the Advisory Agreement, each Fund pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of each Fund's average daily net assets as set forth in the table below.

FUND(S)                                                               ANNUAL FEE
--------------------------------------------------------------------------------
Claymore U.S. Capital Markets Bond ETF;
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                  0.20%
--------------------------------------------------------------------------------
Claymore U.S.-1 - The Capital Markets Index ETF                            0.25%
--------------------------------------------------------------------------------
Claymore/Morningstar Information Super Sector Index ETF;
Claymore/Morningstar Services Super Sector Index ETF;
Claymore/Morningstar Manufacturing Super Sector Index ETF                  0.40%
--------------------------------------------------------------------------------
Claymore/Zacks Dividend Rotation ETF                                       0.50%
--------------------------------------------------------------------------------

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, a portion of each Fund's licensing fees, offering costs (up to 0.25% of average net assets for the Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and Claymore U.S.-1 - The Capital Markets Index ETF), brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund's business) from exceeding the percentage of average net assets per year of each Fund, as set forth in the table below, at least until December 31, 2011.

FUND(S)                                                              EXPENSE CAP
--------------------------------------------------------------------------------
Claymore U.S. Capital Markets Bond ETF;
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                  0.27%
--------------------------------------------------------------------------------
Claymore U.S.-1 - The Capital Markets Index ETF                            0.37%
--------------------------------------------------------------------------------
Claymore/Morningstar Information Super Sector Index ETF;
Claymore/Morningstar Services Super Sector Index ETF;
Claymore/Morningstar Manufacturing Super Sector Index ETF                  0.40%
--------------------------------------------------------------------------------
Claymore/Zacks Dividend Rotation ETF                                       0.60%
--------------------------------------------------------------------------------

                                                                 PROSPECTUS | 65

The offering costs excluded from the Expense Cap are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and
(c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into the Expense Agreement, in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of each Fund in order to maintain the expense ratio of each Fund at or below the applicable Expense Cap, set forth in the table above (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to each Fund's commencement of operations, the Investment Adviser may recover from each Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.


In addition to advisory fees, each Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

On July 17, 2009, Claymore Group Inc., the parent of the Investment Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Investment Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Funds or the investment management activities of the Investment Adviser.

Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Advisory Agreement. The transaction is expected to close on or about September 30, 2009 (such closing date being the "Effective Date"). Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Investment Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement takes effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of each Fund. In addition, the advisory fees earned by the Investment Adviser pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Trust's custodian during the term of the Interim Advisory Agreement. If a Fund's shareholders approve a new advisory agreement with the Investment Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Investment Adviser. If a Fund's shareholders do not approve a new advisory agreement with the Investment Adviser prior to the expiration of the term of the Interim Advisory Agreement, the Investment Adviser shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Investment Adviser's costs incurred in providing the services under the Interim Advisory Agreement (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including


66 | CLAYMORE EXCHANGE-TRADED FUND TRUST any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory fees' placement into an escrow account, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Advisory Agreement.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Trust and the Investment Adviser (the "New Advisory Agreement") and recommended that the New Advisory Agreement be submitted to the shareholders of each Fund for their approval. The New Advisory Agreement will take effect with respect to each Fund upon its approval by the shareholders of each Fund and will have an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, the terms and conditions of the New Advisory Agreement are substantively identical to those of the Advisory Agreement.


Investment Subadviser


Mellon Capital acts as the Investment Subadviser to each of the Claymore U.S.-1
- The Capital Markets Index ETF, Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF (each, a "Subadvised Fund") pursuant to a subadvisory agreement with the Investment Adviser (the "Subadvisory Agreement"). Mellon Capital is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors with its principal office located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. As of July 31, 2009, Mellon Capital had assets under management totaling approximately $161.7 billion. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Pursuant to the Subadvisory Agreement, the Investment Adviser pays the Investment Subadviser on a monthly basis a portion of the net advisory fees it receives from each Fund, at the annual rate of 0.08% of average net assets up to $200 million and 0.05% of average net assets over $200 million per Subadvised Fund, with a minimum of $50,000 per Subadvised Fund per year.

Under the 1940 Act, consummation of the transaction between Claymore and Guggenheim described above will also result in the automatic termination of the Subadvisory Agreement. Accordingly, on September 28, 2009, the Board of Trustees approved an interim subadvisory agreement between the Investment Adviser and the Investment Subadviser (the "Interim Subadvisory Agreement"). The Interim Subadvisory Agreement takes effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new subadvisory agreement by the shareholders of each Subadvised Fund. In addition, the advisory fees earned by the Investment Subadviser pursuant to the Interim Subadvisory Agreement will be held in an interest-bearing escrow account with the Trust's custodian during the term of the Interim Subadvisory Agreement. If a Subadvised Fund's shareholders approve a new advisory agreement with the Investment Subadviser prior to the expiration of the term of the Interim Subadvisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Subadvised Fund shall be paid to the Investment Subadviser. If a Subadvised Fund's shareholders do not approve a new subadvisory agreement between the Investment Adviser and Investment Subadviser prior to the


                                                                 PROSPECTUS | 67
expiration of the term of the Interim Subadvisory Agreement, the Investment Subadviser shall be paid, out of the escrow account with respect to the Subadvised Fund, the lesser of (i) the Investment Subadviser's costs incurred in providing the services under the Interim Subadvisory Agreement (including any interest earned on that amount while in escrow) with respect to the Subadvised Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Subadvised Fund. Other than the effective dates and the provisions set forth above regarding the subadvisory fees' placement into an escrow account, the terms and conditions of the Interim Subadvisory Agreement are substantively identical to those of the Subadvisory Agreement.

On September 28, 2009, the Board of Trustees approved a new subadvisory agreement between the Investment Adviser and the Investment Subadviser (the "New Subadvisory Agreement") and recommended that the New Subadvisory Agreement be submitted to the shareholders of each Subadvised Fund for their approval. The New Subadvisory Agreement will take effect with respect to each Subadvised Fund upon its approval by the shareholders of each Subadvised Fund and will have an initial term of one year. Thereafter, the New Subadvisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, the terms and conditions of the New Subadvisory Agreement are substantively identical to those of the Subadvisory Agreement.


Approval of Advisory Agreement


A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement is available in the semi-annual report to shareholders dated November 30, 2008. A discussion regarding the Board of Trustees' approval of the Sub-Advisory Agreement is available in the annual report to shareholders dated May 31, 2008. A discussion regarding the Board of Trustees' approval of the Interim Advisory Agreement, New Advisory Agreement, Interim Subadvisory Agreement and New Subadvisory Agreement will be available in the semi-annual report to shareholders to be dated November 30, 2009.


Portfolio Management

The portfolio manager who is currently responsible for the day-to-day management of each Fund's portfolio (except for the Claymore U.S.-1 - The Capital Markets Index ETF, Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF) is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mellon Capital supervises and manages the investment portfolio of the Claymore U.S.-1 -The Capital Markets Index ETF, Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and directs the purchase and sale of the Fund's investment securities. Each of the Mellon Capital portfolio managers set forth below has managed the applicable Fund's portfolio since its inception. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of each Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity.

68 | CLAYMORE EXCHANGE-TRADED FUND TRUST

The portfolios of the Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF, and the fixed income and money market portions of the portfolio of the Claymore U.S.-1 - The Capital Markets Index ETF, are managed by Mellon Capital's Fixed Income Management team. The individual members of the team who are primarily responsible for the day-to-day management of those Fund's portfolios are:


David C. Kwan has been a Managing Director of Mellon Capital since 2000. He has also been the Head of Fixed Income Management Group since 1994 and the Head of the Trading Group since 1996. Mr. Kwan has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. Mr. Kwan has had various positions and responsibilities at Mellon Capital since he joined in 1990, one of which was management of the firm's Enhanced Asset Allocation Fund. He received his M.B.A. degree from University of California at Berkeley in 1990. Mr. Kwan has 18 years of investment experience.

Zandra Zelaya has been a Vice President, Fixed Income at Mellon Capital since November 2007. She joined Mellon Capital in 1997 as equity trading assistant. Throughout the years she has held various positions in the Fixed Income Management group among which were: Associate Portfolio Manager from 1999 to January 2002, Senior Portfolio Manager 2002 to 2006 and Assistant Vice President from 2006 to her recent promotion as Vice President. Prior to joining Mellon Capital she worked as client support for fixed income analytics and managed the data analytics department at Gifford Fong Associates. Ms. Zelaya attained the Chartered Financial Analyst ("CFA") designation. She graduated with BS from California State University, Hayward, California. She has 14 years of investment experience.

The equity portion of the portfolio of Claymore U.S. -1 - The Capital Markets Index ETF is managed by Mellon Capital's Portfolio Management Team. The individual members of the team who are responsible for the day-to-day management of that portion of the Fund's portfolio are Karen Q. Wong, Richard A. Brown and Thomas J. Durante.

Ms. Karen Q. Wong is a Managing Director, Equity Index Strategies, West Coast with nine years at Mellon. Ms. Wong heads a team of portfolio managers covering domestic and international passive equity funds. She is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining Mellon, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She graduated with a BA from San Francisco State University and obtained an MBA from San Francisco State University.

Mr. Richard A. Brown is a Director, Equity Portfolio Management with 14 years at Mellon. Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds. He is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Brown attained the Chartered Financial Analyst designation. He obtained an MBA from California State University at Hayward.


                                                                 PROSPECTUS | 69

Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, Equity with nine years at Mellon. Mr. Durante heads a team of portfolio managers covering domestic and international indexed portfolios. He is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining Mellon, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He graduated with a BA from Fairfield University.


The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the funds he or she manages.

70 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Funds at net asset value per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."


Most investors buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that each Fund's Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca symbols set forth in the chart below.

                                                                     NYSE ARCA
NAME OF FUND                                                       TICKER SYMBOL
--------------------------------------------------------------------------------
Claymore/Morningstar Information Super Sector Index ETF                      MZN
--------------------------------------------------------------------------------
Claymore/Morningstar Services Super Sector Index ETF                         MZO
--------------------------------------------------------------------------------
Claymore/Morningstar Manufacturing Super Sector Index ETF                    MZG
--------------------------------------------------------------------------------
Claymore U.S. Capital Markets Bond ETF                                       UBD
--------------------------------------------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                    ULQ
--------------------------------------------------------------------------------
Claymore U.S.-1 - The Capital Markets Index ETF                              UEM
--------------------------------------------------------------------------------
Claymore/Zacks Dividend Rotation ETF                                         IRO
--------------------------------------------------------------------------------


Share prices are reported in dollars and cents per Share.

                                                                 PROSPECTUS | 71

Investors may acquire Shares directly from the Funds, and shareholders may tender their Shares for redemption directly to the Funds, only in Creation Units of the amount of Shares set forth in the table below, as discussed in the "Creations, Redemptions and Transaction Fees" section, which follows.

FUND(S)                                                       CREATION UNIT SIZE
--------------------------------------------------------------------------------
Claymore U.S.-1 - The Capital Markets Index ETF                   200,000 Shares
--------------------------------------------------------------------------------
Claymore/Morningstar Information Super Sector Index ETF;
Claymore/Morningstar Services Super Sector Index ETF;
Claymore/Morningstar Manufacturing Super Sector Index ETF         150,000 Shares
--------------------------------------------------------------------------------
Claymore U.S. Capital Markets Bond ETF;
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF         100,000 Shares
--------------------------------------------------------------------------------
Claymore/Zacks Dividend Rotation ETF                               50,000 Shares
--------------------------------------------------------------------------------

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.

72 | CLAYMORE EXCHANGE-TRADED FUND TRUST

How To Buy And Sell Shares

Pricing Fund Shares


The trading price of each Fund's shares on the NYSE Arca may differ from the Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Funds every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Funds because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

The net asset value per Share for each Fund is determined once daily as of the close of the NYSE Arca, usually 4:00 p.m. Eastern time, each day the NYSE Arca is open for trading. NAV per Share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the NYSE Arca, on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of a Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Funds must have entered into an authorized participant agreement with the distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the

                                                                 PROSPECTUS | 73
procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

How to Buy Shares


In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds' custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Orders must be placed in proper form by or through either (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All standard orders must be placed for one or more whole Creation Units of Shares of each Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


74 | CLAYMORE EXCHANGE-TRADED FUND TRUST

The following fixed creation transaction fees per transaction for the Funds (the "Creation Transaction Fee") set forth in the table below, are applicable to each transaction regardless of the number of Creation Units purchased in the transaction.

                                                                 FIXED CREATION
                                                               TRANSACTION FEES
FUND                                                           (PER TRANSACTION)
--------------------------------------------------------------------------------
Claymore/Morningstar Manufacturing Super Sector Index ETF      $          3,500
--------------------------------------------------------------------------------
Claymore/Morningstar Information Super Sector Index ETF        $          2,000
--------------------------------------------------------------------------------
Claymore/Morningstar Services Super Sector Index ETF           $          5,500
--------------------------------------------------------------------------------
Claymore U.S. Capital Markets Bond ETF                         $          1,000
--------------------------------------------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF      $          1,000
--------------------------------------------------------------------------------
Claymore U.S.-1 - The Capital Markets Index ETF                $          1,000
--------------------------------------------------------------------------------
Claymore/Zacks Dividend Rotation ETF                           $            500
--------------------------------------------------------------------------------

A variable charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


Redemption of Shares


Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds' custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Funds' portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Funds, the redemption proceeds consist of the Fund Securities, plus cash in an


                                                                 PROSPECTUS | 75
amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

The following fixed redemption transaction fees per transaction for the Funds (the "Redemption Transaction Fee") set forth in the table below are applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

                                                               FIXED REDEMPTION
                                                               TRANSACTION FEES
FUND                                                           (PER TRANSACTION)
--------------------------------------------------------------------------------
Claymore/Morningstar Manufacturing Super Sector Index ETF      $          3,500
--------------------------------------------------------------------------------
Claymore/Morningstar Information Super Sector Index ETF        $          2,000
--------------------------------------------------------------------------------
Claymore/Morningstar Services Super Sector Index ETF           $          5,500
--------------------------------------------------------------------------------
Claymore U.S. Capital Markets Bond ETF                         $          1,000
--------------------------------------------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF      $          1,000
--------------------------------------------------------------------------------
Claymore U.S.-1 - The Capital Markets Index ETF                $          1,000
--------------------------------------------------------------------------------
Claymore/Zacks Dividend Rotation ETF                           $            500
--------------------------------------------------------------------------------

A variable charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Funds reserve the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income

76 | CLAYMORE EXCHANGE-TRADED FUND TRUST dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."


Income dividends, if any, are distributed to shareholders annually for the Claymore/Morningstar Information Super Sector Index ETF, Claymore/Morningstar Services Super Sector Index ETF and Claymore/Morningstar Manufacturing Super Sector Index ETF, quarterly for the Claymore U.S.-1 - The Capital Markets Index ETF and the Claymore/Zacks Dividend Rotation ETF and monthly for the Claymore U.S. Capital Markets Bond ETF and the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. In addition, the Claymore/Zacks Dividend Rotation ETF intends to distribute at least quarterly amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.


Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Distribution Plan and Service Plan

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority. The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

                                                                 PROSPECTUS | 77

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds' shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and a Fund's Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by each Fund's shareholders or (b) any attempts to market time a Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Fund Service Providers

Claymore Advisors, LLC is the administrator of the Funds.

The Bank of New York Mellon is the custodian and fund accounting and transfer agent for the Funds.


Dechert LLP serves as legal counsel to the Funds.


Ernst & Young LLP serves as each Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Index Providers

Morningstar, Inc. is the Index Provider for the Claymore/Morningstar Information Super Sector Index ETF, Claymore/Morningstar Services Super Sector Index ETF and Claymore/Morningstar Manufacturing Super Sector Index ETF. Morningstar is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Morningstar to use the Index.

Dorchester Capital Management LLC is the Index Provider for Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and Claymore U.S.-1 - The Capital Markets Index ETF. Dorchester is not affiliated with the Trust, the Investment Adviser, the Investment Subadviser or the distributor. The Investment Adviser has entered into a license agreement with Dorchester to use each Index.

Zacks Investment Research, Inc. is the Index Provider for the Claymore/Zacks Dividend Rotation ETF. Zacks is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Zacks to use the Index.

Each Fund is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Investment Adviser.

78 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Disclaimers

The "Morningstar Information Super Sector Index," "Morningstar Services Super Sector Index" and "Morningstar Manufacturing Super Sector Index" are trademarks of Morningstar and have been licensed for use for certain purposes by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by Morningstar and Morningstar makes no representation regarding the advisability of investing in Shares of the Fund.

The Claymore/Morningstar Information Super Sector Index ETF, Claymore/Morningstar Services Super Sector Index ETF and Claymore/Morningstar Manufacturing Super Sector Index ETF and their Shares are not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of any data supplied by Morningstar to track general stock market performance. Morningstar's only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of Morningstar and of the data supplied by Morningstar, which is determined, composed and calculated by Morningstar without regard to the Funds or their Shares. Morningstar has no obligation to take the needs of the Investment Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the data supplied by Morningstar. Morningstar is not responsible for and has not participated in the determination of the prices of the Shares of the Funds or the timing of the issuance or sale of such Shares. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Funds or their Shares.

The "CPMKTB-The Capital Markets Bond Index," "CPMKTL-The Capital Markets Liquidity Index" and "CPMKTS-The Capital Markets Index" are trademarks of Dorchester and have been licensed for use for certain purposes by the Investment Adviser. The Funds are not sponsored, endorsed, sold or promoted by Dorchester and Dorchester makes no representation regarding the advisability of investing in Shares of the Funds.

The Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and Claymore U.S.-1 - The Capital Markets Index ETF and their shares are not sponsored, endorsed, sold or promoted by Dorchester. Dorchester makes no representation or warranty, express or implied, to the shareholders of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of any data supplied by Dorchester to track general market performance. Dorchester's only relationship to the investment adviser is the licensing of each index, which are determined, composed and calculated by Dorchester without regard to the Investment Adviser, the funds or their shares. Dorchester has no obligation to take the needs of the Investment Adviser or the shareholders of the funds into consideration in determining, composing or calculating each index. Dorchester is not responsible for and has not participated in the determination of the timing of, prices at or quantities of the shares of the funds to be issued or in the determination or calculation of the equation by which the shares of the funds may be converted to cash. Dorchester has no obligation or liability in connection with the administration, marketing or trading of the funds or their shares. Dorchester shall not be under any obligation to advise any person of any error in any index. due to the number of sources from which index content is obtained, and the inherent hazards of electronic distribution there may be delays, omissions or inaccuracies in such content and each Index.

                                                                 PROSPECTUS | 79

Each index and its content is provided "as is." Neither dorchester nor any of its respective affiliates, agents and licensors warrants or guarantees the accuracy, completeness, currentness, noninfringement, merchantability or fitness for a particular purpose of each index or of the data used to calculate an index or the content available through an index, or the uninterrupted calculation or dissemination of an index. Neither Dorchester nor any of its affiliates, agents or licensors shall be liable for any loss or injury resulting directly from use of an index and caused in whole or part by contingencies beyond its control in procuring, compiling, interpreting, reporting or delivering an index and any content through such index. In no event will Dorchester or any of its affiliates, agents or licensors be liable for any decision made or action taken in reliance on such content or index. Neither Dorchester nor any of its affiliates, agents and licensors shall be liable for any damages (including, without limitation, consequential, special, punitive, incidental, indirect, lost profits or similar damages) even if advised of the possibility of such damages. Except for the funds, there are no third party beneficiaries of any agreements or arrangements between Dorchester and the Investment Adviser.

The "Zacks Dividend Rotation Index" is a trademark of Zacks and has been licensed for use for certain purposes by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by Zacks and Zacks makes no representation regarding the advisability of investing in Shares of the Fund.

The Claymore/Zacks Dividend Rotation ETF and its Shares are not sponsored, endorsed, sold or promoted by Zacks. Zacks makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Zacks to track general stock market performance. Zacks's only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of Zacks and of the data supplied by Zacks, which is determined, composed and calculated by Zacks without regard to the Fund or its Shares. Zacks has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by Zacks. Zacks is not responsible for and has not participated in the determination of the price of the Shares of the Fund or the timing of the issuance or sale of such Shares. Zacks has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

The Investment Adviser and Investment Subadviser do not guarantee the accuracy and/or the completeness of each Index or any data included therein, and the Investment Adviser and Investment Subadviser shall have no liability for any errors, omissions or interruptions therein. The Investment Adviser and Investment Subadviser make no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of each Index or any data included therein. The Investment Adviser and Investment Subadviser make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to each Index or any data included therein. Without limiting any of the foregoing, in no event shall the Investment Adviser and Investment Subadviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Index even if notified of the possibility of such damages.

80 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

o     Your Fund makes distributions,


o     You sell your Shares listed on the NYSE Arca, and


o     You purchase or redeem Creation Units.

Taxes on Distributions

Income dividends, if any, are distributed to shareholders annually for the Claymore/Morningstar Information Super Sector Index ETF, Claymore/Morningstar Services Super Sector Index ETF and Claymore/Morningstar Manufacturing Super Sector Index ETF, quarterly for the Claymore U.S.-1 - The Capital Markets Index ETF and the Claymore/Zacks Dividend Rotation ETF and monthly for the Claymore U.S. Capital Markets Bond ETF and the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that the holding period and other requirements are met by the Fund and the shareholder. Without future Congressional action, the maximum rate of long-term capital gain will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

                                                                 PROSPECTUS | 81

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An authorized purchaser who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted under the rules governing "wash sales" on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

82 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

                                                                 PROSPECTUS | 83

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request.

84 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Claymore/Morningstar Information Super Sector Index ETF


                                                                                        FOR THE PERIOD
                                                                          FOR THE    AUGUST 22, 2007**
PER SHARE OPERATING PERFORMANCE                                        YEAR ENDED              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                        MAY 31, 2009         MAY 31, 2008
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      24.73   $            25.09
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss) (a)                                       0.25                (0.04)
      Net realized and unrealized gain (loss)                               (7.76)               (0.29)
----------------------------------------------------------------------------------------------------------
      Total from investment operations                                      (7.51)               (0.33)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
      From and in excess of net investment income                           (0.25)               (0.03)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $      16.97   $            24.73
----------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                          $      16.25   $            24.13
----------------------------------------------------------------------------------------------------------
TOTAL RETURN *(b)
      Net asset value                                                      -30.24%               -1.31%

RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (thousands)                          $      2,546   $            3,710
      Ratio of net expenses to average net assets*                           0.45%                1.46%(c)
      Ratio of net investment income (loss) to average net assets*           1.44%               -0.21%(c)
      Portfolio turnover rate (d)                                              26%                   7%

*     If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
         Ratio of total expenses to average net assets                       7.24%                6.82%(c)
         Ratio of net investment income (loss) to average net assets        -5.35%              -5.57%(c)


**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

                                                                 PROSPECTUS | 85

Claymore/Morningstar Services Super Sector Index ETF


                                                                                        FOR THE PERIOD
                                                                          FOR THE    AUGUST 22, 2007**
PER SHARE OPERATING PERFORMANCE                                        YEAR ENDED              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                        MAY 31, 2009         MAY 31, 2008
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      21.94   $            25.12
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss) (a)                                        0.33                 0.14
     Net realized and unrealized gain (loss)                                (7.24)               (3.18)
----------------------------------------------------------------------------------------------------------
        Total from investment operations                                    (6.91)               (3.04)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income                                                  (0.40)               (0.14)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $      14.63   $            21.94
==========================================================================================================
MARKET VALUE, END OF PERIOD                                          $      14.43   $            21.97
==========================================================================================================
TOTAL RETURN* (b)
     Net asset value                                                      -31.48%              -12.16%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (thousands)                           $      2,194   $            3,292
     Ratio of net expenses to average net assets*                            0.45%                1.51%(c)
     Ratio of net investment income to average net assets*                   2.06%                0.74%(c)
     Portfolio turnover rate (d)                                               11%                   8%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
        Ratio of total expenses to average net assets                        8.77%                7.08%(c)
        Ratio of net investment income (loss) to average net assets         -6.26%               -4.83%(c)


**   Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV").

      Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

86 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Claymore/Morningstar Manufacturing Super Sector Index ETF


                                                                                        FOR THE PERIOD
                                                                          FOR THE    AUGUST 22, 2007**
PER SHARE OPERATING PERFORMANCE                                        YEAR ENDED              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                        MAY 31, 2009         MAY 31, 2008
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      27.47   $            24.90
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss) (a)                                        0.45                 0.16
     Net realized and unrealized gain (loss)                               (10.14)                2.59
----------------------------------------------------------------------------------------------------------
        Total from investment operations                                    (9.69)                2.75
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
     From and in excess of net investment income                            (0.41)               (0.18)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $      17.37   $            27.47
==========================================================================================================
MARKET VALUE, END OF PERIOD                                          $      18.08   $            27.21
==========================================================================================================
TOTAL RETURN*(b)
     Net asset value                                                      -35.23%                11.05%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (thousands)                           $      2,605   $            4,121
     Ratio of net expenses to average net assets*                            0.45%                1.39%(c)
     Ratio of net investment income to average net assets*                   2.33%                0.78%(c)
     Portfolio turnover rate (d)                                               13%                   8%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
        Ratio of expenses to average net assets                              7.00%                6.31%(c)
        Ratio of net investment income (loss) to average net assets         -4.22%               -4.14%(c)


**   Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

                                                                 PROSPECTUS | 87

Claymore U.S. Capital Markets Bond ETF


                                                                                        FOR THE PERIOD
                                                                          FOR THE  FEBRUARY 12, 2008**
PER SHARE OPERATING PERFORMANCE                                        YEAR ENDED              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                        MAY 31, 2009         MAY 31, 2008
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      48.98   $            50.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss) (a)                                        1.04                 0.30
     Net realized and unrealized gain (loss)                                 1.54                (1.05)
----------------------------------------------------------------------------------------------------------
        Total from investment operations                                     2.58                (0.75)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
     From and in excess of net investment income                            (1.17)               (0.27)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $      50.39   $            48.98
==========================================================================================================
MARKET VALUE, END OF PERIOD                                          $      43.05   $            49.07
==========================================================================================================
TOTAL RETURN* (b)
     Net asset value                                                         5.35%              -1.50%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (thousands)                           $      5,039   $            4,898
     Ratio of net expenses to average net assets*                            0.50%                0.57%(c)
     Ratio of net investment income (loss) to average net assets*            2.10%                2.01%(c)
     Portfolio turnover rate (d)                                              499%                 112%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
        Ratio of total expenses to average net assets                        3.05%                3.58%(c)
        Ratio of net investment income (loss) to average net assets         -0.45%               -1.00%(c)


**   Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

88 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Claymore U.S. Capital Markets Micro-Term Fixed Income ETF


                                                                                        FOR THE PERIOD
                                                                          FOR THE  FEBRUARY 12, 2008**
PER SHARE OPERATING PERFORMANCE                                        YEAR ENDED              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                        MAY 31, 2009         MAY 31, 2008
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      50.02   $            50.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss) (a)                                        0.49                 0.32
     Net realized and unrealized gain (loss)                                 0.03                    -
----------------------------------------------------------------------------------------------------------
        Total from investment operations                                     0.52                 0.32
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
     From and in excess of net investment income                            (0.70)               (0.30)
     Return of capital                                                      (0.01)                   -
----------------------------------------------------------------------------------------------------------
Total distribution to shareholder                                           (0.71)               (0.30)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $      49.83   $            50.02
==========================================================================================================
MARKET VALUE, END OF PERIOD                                          $      49.84   $            50.06
==========================================================================================================
TOTAL RETURN* (b)
     Net asset value                                                         1.05%                0.64%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (thousands)                           $      9,965   $            5,002
     Ratio of net expenses to average net assets**                           0.46%                0.57%(c)
     Ratio of net investment income to average net assets                    0.98%                2.15%(c)
     Portfolio turnover rate (d)                                                0%                   0%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
        Ratio of expenses to average net assets                              2.12%                3.80%(c)
        Ratio of net investment income (loss) to average net assets         -0.68%               -1.08%(c)


**   Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

                                                                 PROSPECTUS | 89

Claymore U.S.-1 - The Capital Markets Index ETF


                                                                                        FOR THE PERIOD
                                                                          FOR THE  FEBRUARY 12, 2008**
PER SHARE OPERATING PERFORMANCE                                        YEAR ENDED              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                        MAY 31, 2009         MAY 31, 2008
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      51.17   $            50.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss) (a)                                        0.72                 0.23
     Net realized and unrealized gain (loss)                                (8.23)                1.04
----------------------------------------------------------------------------------------------------------
     Total from investment operations                                       (7.51)                1.27
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income                                                  (0.82)               (0.10)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $      42.84   $            51.17
==========================================================================================================
MARKET VALUE, END OF PERIOD                                          $      36.00   $            51.09
==========================================================================================================
TOTAL RETURN* (b)
     Net asset value                                                      -14.71%                 2.54%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (thousands)                           $      8,568   $           10,235
     Ratio of net expenses to average net assets*                            0.60%                0.67%(c)
     Ratio of net investment income to average net assets*                   1.65%                1.52%(c)
     Portfolio turnover rate (d)                                              224%                  35%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
        Ratio of total expenses to average net assets                         1.89%             2.27%(c)
        Ratio of net investment income (loss) to average net assets           0.36%            -0.08%(c)


**   Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

90 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Claymore/Zacks Dividend Rotation ETF


                                                                                        FOR THE PERIOD
                                                                          FOR THE   OCTOBER 24, 2007**
PER SHARE OPERATING PERFORMANCE                                        YEAR ENDED              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                        MAY 31, 2009         MAY 31, 2008
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      21.78   $            25.32
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss) (a)                                        0.90                 0.44
     Net realized and unrealized gain (loss)                                (6.84)               (3.77)
----------------------------------------------------------------------------------------------------------
        Total from investment operations                                    (5.94)               (3.33)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
     From and in excess of net investment income                            (1.10)               (0.21)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $      14.74   $            21.78
==========================================================================================================
MARKET VALUE, END OF PERIOD                                          $      14.58   $            21.76
==========================================================================================================
TOTAL RETURN*(b)
     Net asset value                                                      -26.86%              -13.13%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (thousands)                           $      2,211   $            3,268
     Ratio of net expenses to average net assets*                            0.99%                1.78%(c)
     Ratio of net investment income (loss) to average net assets*            6.04%                3.29%(c)
     Portfolio turnover rate (d)                                              551%                 233%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
        Ratio of expenses to average net assets                              5.76%                5.70%(c)
        Ratio of net investment income (loss) to average net assets          1.27%               -0.63%(c)


**   Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

                                                                 PROSPECTUS | 91

Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund. NAV is the price per share at which each Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.


Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that each Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that each Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for each Fund. The information shown for each Fund is for the fiscal year ended May 31, 2009 and for each of the last four quarters.


Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

92 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Claymore/Morningstar Information Super Sector Index ETF*


                                   NUMBER OF          NUMBER OF          NUMBER OF           NUMBER OF           NUMBER OF
                                DAYS/PERCENTAGE    DAYS/PERCENTAGE    DAYS/PERCENTAGE     DAYS/PERCENTAGE     DAYS/PERCENTAGE
                                 OF TOTAL DAYS      OF TOTAL DAYS      OF TOTAL DAYS       OF TOTAL DAYS       OF TOTAL DAYS
                                 (FISCAL YEAR         (QUARTER            (QUARTER           (QUARTER            (QUARTER
                                ENDED 5/31/09)     ENDED 6/30/09)      ENDED 3/31/09)     ENDED 12/31/08)      ENDED 9/30/08)
------------------------------------------------------------------------------------------------------------------------------
Greater than 2.0%                       21/4.71%           22/4.70%           21/5.19%            12/3.49%             2/0.71%
------------------------------------------------------------------------------------------------------------------------------
Between 1.5% and 2.0%                    7/1.57%            7/1.50%            4/0.99%             3/0.87%             2/0.71%
------------------------------------------------------------------------------------------------------------------------------
Between 1.0% and 1.5%                   10/2.24%           10/2.14%            8/1.98%             8/2.33%             5/1.79%
------------------------------------------------------------------------------------------------------------------------------
Between 0.5% and 1.0%                   13/2.91%           13/2.78%           11/2.72%             7/2.03%             7/2.50%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and 0.5%                314/70.40%         316/67.52%         312/77.04%          279/81.10%          249/88.93%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and -1.0%                 23/5.16%           27/5.77%           22/5.43%            14/4.07%             6/2.14%
------------------------------------------------------------------------------------------------------------------------------
Between -1.0% and -1.5%                 23/5.16%           24/5.13%            9/2.22%             7/2.03%             4/1.43%
------------------------------------------------------------------------------------------------------------------------------
Between -1.5% and -2.0%                 21/4.71%           21/4.49%            7/1.73%             5/1.45%             3/1.07%
------------------------------------------------------------------------------------------------------------------------------
Less than -2.0%                         14/3.14%           28/5.98%           11/2.72%             9/2.62%             2/0.71%
==============================================================================================================================
Total                                   446/100%           468/100%           405/100%            344/100%            280/100%
==============================================================================================================================

*     Commenced operations on August 22, 2007.


Claymore/Morningstar Manufacturing Super Sector Index ETF*


                                   NUMBER OF          NUMBER OF          NUMBER OF           NUMBER OF           NUMBER OF
                                DAYS/PERCENTAGE    DAYS/PERCENTAGE    DAYS/PERCENTAGE     DAYS/PERCENTAGE     DAYS/PERCENTAGE
                                 OF TOTAL DAYS      OF TOTAL DAYS      OF TOTAL DAYS       OF TOTAL DAYS       OF TOTAL DAYS
                                  (FISCAL YEAR         (QUARTER           (QUARTER           (QUARTER            (QUARTER
                                 ENDED 5/31/09)     ENDED 6/30/09)     ENDED 3/31/09)     ENDED 12/31/08)      ENDED 9/30/08)
------------------------------------------------------------------------------------------------------------------------------
Greater than 2.0%                       21/4.71%           40/8.55%           16/3.95%            10/2.91%             2/0.71%
------------------------------------------------------------------------------------------------------------------------------
Between 1.5% and 2.0%                    3/0.67%            3/0.64%            2/0.49%             2/0.58%             2/0.71%
------------------------------------------------------------------------------------------------------------------------------
Between 1.0% and 1.5%                    6/1.35%            6/1.28%            5/1.23%             2/0.58%             1/0.36%
------------------------------------------------------------------------------------------------------------------------------
Between 0.5% and 1.0%                   24/5.38%           24/5.13%           17/4.20%            11/3.20%             8/2.86%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and 0.5%                330/74.00%         332/70.94%         307/75.80%          277/80.52%          247/88.21%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and -1.0%                 32/7.17%           33/7.05%           30/7.41%            23/6.69%             9/3.21%
------------------------------------------------------------------------------------------------------------------------------
Between -1.0% and -1.5%                 12/2.69%           12/2.56%           11/2.72%             9/2.62%             7/2.50%
------------------------------------------------------------------------------------------------------------------------------
Between -1.5% and -2.0%                  1/0.22%            1/0.21%            1/0.25%             1/0.29%             1/0.36%
------------------------------------------------------------------------------------------------------------------------------
Less than -2.0%                         17/3.81%           17/3.63%           16/3.95%             9/2.62%             3/1.07%
==============================================================================================================================
Total                                   446/100%           468/100%           405/100%            344/100%            280/100%
==============================================================================================================================

*     Commenced operations on August 22, 2007.


                                                                 PROSPECTUS | 93

Claymore/Morningstar Services Super Sector Index ETF*


                                   NUMBER OF          NUMBER OF          NUMBER OF           NUMBER OF           NUMBER OF
                                DAYS/PERCENTAGE    DAYS/PERCENTAGE    DAYS/PERCENTAGE     DAYS/PERCENTAGE     DAYS/PERCENTAGE
                                 OF TOTAL DAYS      OF TOTAL DAYS      OF TOTAL DAYS       OF TOTAL DAYS       OF TOTAL DAYS
                                  (FISCAL YEAR        (QUARTER           (QUARTER             (QUARTER            (QUARTER
                                 ENDED 5/31/09)    ENDED 6/30/09)     ENDED 3/31/09)      ENDED 12/31/08)      ENDED 9/30/08)
------------------------------------------------------------------------------------------------------------------------------
Greater than 2.0%                       16/3.59%           16/3.42%           14/3.46%            11/3.20%             5/1.79%
------------------------------------------------------------------------------------------------------------------------------
Between 1.5% and 2.0%                    6/1.35%            6/1.28%            6/1.48%             5/1.45%             4/1.43%
------------------------------------------------------------------------------------------------------------------------------
Between 1.0% and 1.5%                    4/0.90%            4/0.85%            4/0.99%             4/1.16%             3/1.07%
------------------------------------------------------------------------------------------------------------------------------
Between 0.5% and 1.0%                   13/2.91%           13/2.78%           13/3.21%             8/2.33%             4/1.43%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and 0.5%                344/77.13%         366/78.21%         312/77.04%          273/79.36%          243/86.79%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and -1.0%                 40/8.97%           40/8.55%           33/8.15%            21/6.10%            12/4.29%
------------------------------------------------------------------------------------------------------------------------------
Between -1.0% and -1.5%                  6/1.35%            6/1.28%            6/1.48%             5/1.45%             0/0.00%
------------------------------------------------------------------------------------------------------------------------------
Between -1.5% and -2.0%                  4/0.90%            4/0.85%            4/0.99%             4/1.16%             2/0.71%
------------------------------------------------------------------------------------------------------------------------------
Less than -2.0%                         13/2.91%           13/2.78%           13/3.21%            13/3.78%             7/2.50%
==============================================================================================================================
Total                                   446/100%           468/100%           405/100%            344/100%            280/100%
==============================================================================================================================

*     Commenced operations on August 22, 2007.


Claymore U.S.Capital Markets Bond ETF*


                                   NUMBER OF          NUMBER OF          NUMBER OF           NUMBER OF           NUMBER OF
                                DAYS/PERCENTAGE    DAYS/PERCENTAGE    DAYS/PERCENTAGE     DAYS/PERCENTAGE     DAYS/PERCENTAGE
                                 OF TOTAL DAYS      OF TOTAL DAYS      OF TOTAL DAYS       OF TOTAL DAYS       OF TOTAL DAYS
                                  (FISCAL YEAR        (QUARTER            (QUARTER           (QUARTER             (QUARTER
                                 ENDED 5/31/09)    ENDED 6/30/09)      ENDED 3/31/09)     ENDED 12/31/08)      ENDED 9/30/08)
------------------------------------------------------------------------------------------------------------------------------
Greater than 2.0%                        1/0.31%            1/0.29%            1/0.35%             1/0.44%             1/0.62%
------------------------------------------------------------------------------------------------------------------------------
Between 1.5% and 2.0%                    0/0.00%            0/0.00%            0/0.00%             0/0.00%             0/0.00%
------------------------------------------------------------------------------------------------------------------------------
Between 1.0% and 1.5%                    9/2.75%            9/2.58%            9/3.15%             9/4.00%             9/5.59%
------------------------------------------------------------------------------------------------------------------------------
Between 0.5% and 1.0%                    6/1.83%            6/1.72%            6/2.10%             6/2.67%             6/3.73%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and 0.5%                216/66.06%         216/61.89%         216/75.52%          196/87.11%          145/90.06%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and -1.0%                  7/2.14%            7/2.01%            7/2.45%             5/2.22%             0/0.00%
------------------------------------------------------------------------------------------------------------------------------
Between -1.0% and -1.5%                  3/0.92%            3/0.86%            2/0.70%             2/0.89%             0/0.00%
------------------------------------------------------------------------------------------------------------------------------
Between -1.5% and -2.0%                  1/0.31%            1/0.29%            1/0.35%             0/0.00%             0/0.00%
------------------------------------------------------------------------------------------------------------------------------
Less than -2.0%                        84/25.69%         106/30.37%          44/15.38%             6/2.67%             0/0.00%
==============================================================================================================================
Total                                   327/100%           349/100%           286/100%            225/100%            161/100%
==============================================================================================================================

*     Commenced operations on February 12, 2008.


94 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Claymore U.S. Capital Market Micro-Term Fixed Income ETF*


                                   NUMBER OF          NUMBER OF          NUMBER OF           NUMBER OF           NUMBER OF
                                DAYS/PERCENTAGE    DAYS/PERCENTAGE    DAYS/PERCENTAGE     DAYS/PERCENTAGE     DAYS/PERCENTAGE
                                 OF TOTAL DAYS      OF TOTAL DAYS      OF TOTAL DAYS       OF TOTAL DAYS       OF TOTAL DAYS
                                 (FISCAL YEAR         (QUARTER            (QUARTER           (QUARTER             (QUARTER
                                ENDED 5/31/09)     ENDED 6/30/09)      ENDED 3/31/09)     ENDED 12/31/08)      ENDED 9/30/08)
------------------------------------------------------------------------------------------------------------------------------
Greater than 2.0%                        4/1.22%            4/1.15%            4/1.40%             1/0.44%             0/0.00%
------------------------------------------------------------------------------------------------------------------------------
Between 1.5% and 2.0%                    0/0.00%            0/0.00%            0/0.00%             0/0.00%             0/0.00%
------------------------------------------------------------------------------------------------------------------------------
Between 1.0% and 1.5%                    1/0.31%            1/0.29%            0/0.00%             0/0.00%             0/0.00%
------------------------------------------------------------------------------------------------------------------------------
Between 0.5% and 1.0%                   18/5.50%           18/5.16%           17/5.94%            17/7.56%           17/10.56%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and 0.5%                298/91.13%         317/90.83%         260/90.91%          203/90.22%          143/88.82%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and -1.0%                  2/0.61%            2/0.57%            2/0.70%             2/0.89%             1/0.62%
------------------------------------------------------------------------------------------------------------------------------
Between -1.0% and -1.5%                  0/0.00%            0/0.00%            0/0.00%             0/0.00%             0/0.00%
------------------------------------------------------------------------------------------------------------------------------
Between -1.5% and -2.0%                  0/0.00%            1/0.29%            0/0.00%             0/0.00%             0/0.00%
------------------------------------------------------------------------------------------------------------------------------
Less than -2.0%                          4/1.22%            6/1.72%            3/1.05%             2/0.89%             0/0.00%
==============================================================================================================================
Total                                   327/100%           349/100%           286/100%            225/100%            161/100%
==============================================================================================================================

*     Commenced operations on February 12, 2008.


Claymore U.S.-1-The Capital Markets Index ETF*


                                   NUMBER OF          NUMBER OF          NUMBER OF           NUMBER OF           NUMBER OF
                                DAYS/PERCENTAGE    DAYS/PERCENTAGE    DAYS/PERCENTAGE     DAYS/PERCENTAGE     DAYS/PERCENTAGE
                                 OF TOTAL DAYS      OF TOTAL DAYS      OF TOTAL DAYS       OF TOTAL DAYS       OF TOTAL DAYS
                                 (FISCAL YEAR         (QUARTER            (QUARTER           (QUARTER             (QUARTER
                                ENDED 5/31/09)     ENDED 6/30/09)      ENDED 3/31/09)     ENDED 12/31/08)      ENDED 9/30/08)
------------------------------------------------------------------------------------------------------------------------------
Greater than 2.0%                        2/0.61%            2/0.57%            2/0.70%             1/0.44%             0/0.00%
------------------------------------------------------------------------------------------------------------------------------
Between 1.5% and 2.0%                    2/0.61%            2/0.57%            2/0.70%             1/0.44%             1/0.62%
------------------------------------------------------------------------------------------------------------------------------
Between 1.0% and 1.5%                    7/2.14%            7/2.01%            7/2.45%             5/2.22%             2/1.24%
------------------------------------------------------------------------------------------------------------------------------
Between 0.5% and 1.0%                   21/6.42%           21/6.02%           21/7.34%            21/9.33%            16/9.94%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and 0.5%                186/56.88%         186/53.30%         186/65.03%          171/76.00%          131/81.37%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and -1.0%                 14/4.28%           14/4.01%           14/4.90%            11/4.89%             9/5.59%
------------------------------------------------------------------------------------------------------------------------------
Between -1.0% and -1.5%                  2/0.61%            2/0.57%            2/0.70%             1/0.44%             1/0.62%
------------------------------------------------------------------------------------------------------------------------------
Between -1.5% and -2.0%                  2/0.61%            2/0.57%            2/0.70%             1/0.44%             1/0.62%
------------------------------------------------------------------------------------------------------------------------------
Less than -2.0%                        91/27.83%         113/32.38%          50/17.48%            13/5.78%             0/0.00%
==============================================================================================================================
Total                                   327/100%           349/100%           286/100%            225/100%            161/100%
==============================================================================================================================

*     Commenced operations on February 12, 2008.


                                                                 PROSPECTUS | 95

Claymore/Zacks Dividend Rotation ETF*


                                   NUMBER OF          NUMBER OF          NUMBER OF           NUMBER OF           NUMBER OF
                                DAYS/PERCENTAGE    DAYS/PERCENTAGE    DAYS/PERCENTAGE     DAYS/PERCENTAGE     DAYS/PERCENTAGE
                                 OF TOTAL DAYS      OF TOTAL DAYS      OF TOTAL DAYS       OF TOTAL DAYS       OF TOTAL DAYS
                                 (FISCAL YEAR         (QUARTER            (QUARTER           (QUARTER             (QUARTER
                                ENDED 5/31/09)     ENDED 6/30/09)      ENDED 3/31/09)     ENDED 12/31/08)      ENDED 9/30/08)
------------------------------------------------------------------------------------------------------------------------------
Greater than 2.0%                        5/1.24%            5/1.18%            5/1.39%             4/1.33%             0/0.00%
------------------------------------------------------------------------------------------------------------------------------
Between 1.5% and 2.0%                    0/0.00%            0/0.00%            0/0.00%             0/0.00%             0/0.00%
------------------------------------------------------------------------------------------------------------------------------
Between 1.0% and 1.5%                    3/0.75%            3/0.71%            3/0.83%             3/1.00%             2/0.85%
------------------------------------------------------------------------------------------------------------------------------
Between 0.5% and 1.0%                    4/1.00%            4/0.94%            4/1.11%             4/1.33%             4/1.69%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and 0.5%                316/78.61%         338/79.72%         289/80.06%          252/84.00%          219/92.80%
------------------------------------------------------------------------------------------------------------------------------
Between -0.5% and -1.0%                48/11.94%          48/11.32%           36/9.97%            16/5.33%             5/2.12%
------------------------------------------------------------------------------------------------------------------------------
Between -1.0% and -1.5%                 11/2.74%           11/2.59%           10/2.77%             8/2.67%             3/1.27%
------------------------------------------------------------------------------------------------------------------------------
Between -1.5% and -2.0%                  4/1.00%            4/0.94%            3/0.83%             2/0.67%             1/0.42%
------------------------------------------------------------------------------------------------------------------------------
Less than -2.0%                         11/2.74%           11/2.59%           11/3.05%            11/3.67%             2/0.85%
==============================================================================================================================
Total                                   402/100%           424/100%           361/100%            300/100%            236/100%
==============================================================================================================================

*     Commenced operations on October 24, 2007.


96 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Total Return Information


The following table presents information about the total return of each Fund's Index in comparison to the total return of that Fund. The information presented for each Fund is for the fiscal year ended May 31, 2009.


"Cumulative total returns" represent the total change in value of an investment over the period indicated. A Fund's per Share NAV is the value of one Share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of a Fund, and the market return is based on the market price per Share of a Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which a Fund is listed for trading, as of the time that a Fund's NAV is calculated. Since a Fund's Shares typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Fund Shares, the NAV of a Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Funds, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Funds. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Shares of each Fund. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Funds' past performance is no guarantee of future results.

                                                                 PROSPECTUS | 97

                                                                                CUMULATIVE TOTAL
                                                                                   RETURNS SINCE
                                                                                      INCEPTION*
                                                                                         THROUGH
FUND/INDEX NAME                                                                     MAY 31, 2009
-------------------------------------------------------------------------------------------------
Claymore/Morningstar Information Super Sector Index ETF (at NAV)                          -31.16%
-------------------------------------------------------------------------------------------------
Claymore/Morningstar Information Super Sector Index ETF (at Market)                       -34.09%
-------------------------------------------------------------------------------------------------
Morningstar Information Super Sector Index                                                -29.94%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                                               -33.70%
-------------------------------------------------------------------------------------------------

Claymore/Morningstar Manufacturing Super Sector Index ETF (at NAV)                        -28.07%
-------------------------------------------------------------------------------------------------
Claymore/Morningstar Manufacturing Super Sector Index ETF (at Market)                     -25.15%
-------------------------------------------------------------------------------------------------
Manufacturing Super Sector Index                                                          -32.08%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                                               -33.70%
-------------------------------------------------------------------------------------------------

Claymore/Morningstar Services Super Sector Index ETF (at NAV)                             -39.82%
-------------------------------------------------------------------------------------------------
Claymore/Morningstar Services Super Sector Index ETF (at Market)                          -40.64%
-------------------------------------------------------------------------------------------------
Services Super Sector Index                                                               -42.08%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                                              - 33.70%
-------------------------------------------------------------------------------------------------

Claymore U.S. Capital Markets Bond ETF (at NAV)                                             3.76%
-------------------------------------------------------------------------------------------------
Claymore U.S. Capital Markets Bond ETF (at Market)                                        -11.22%
-------------------------------------------------------------------------------------------------
CPMKTB Index                                                                                2.60%
-------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index                                                  4.85%
-------------------------------------------------------------------------------------------------

Claymore U.S. Capital Markets Micro-Term Fixed Income ETF (at NAV)                          1.68%
-------------------------------------------------------------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF (at Market)                       1.70%
-------------------------------------------------------------------------------------------------
CPMKTL Index                                                                                2.61%
-------------------------------------------------------------------------------------------------
Barclays Capital 1-3 Month U.S. Treasury Bill Index                                         1.47%
-------------------------------------------------------------------------------------------------

Claymore U.S.-1 - The Capital Markets Index ETF (at NAV)                                  -12.56%
-------------------------------------------------------------------------------------------------
Claymore U.S.-1 - The Capital Markets Index ETF (at Market)                               -26.47%
-------------------------------------------------------------------------------------------------
CPMKTS Index                                                                              -12.02%
-------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index                                                  4.85%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                                               -29.02%
-------------------------------------------------------------------------------------------------

Claymore/Zacks Dividend Rotation ETF (at NAV)                                             -36.46%
-------------------------------------------------------------------------------------------------
Claymore/Zacks Dividend Rotation ETF (at Market)                                          -37.13%
-------------------------------------------------------------------------------------------------
Zacks Dividend Rotation Index                                                             -34.50%
-------------------------------------------------------------------------------------------------
Dow Jones U.S. Select Dividend Index                                                      -42.11%
-------------------------------------------------------------------------------------------------


* Each of the Claymore/Morningstar Information Super Sector Index ETF, Claymore/Morningstar Services Super Sector Index ETF and Claymore/Morningstar Manufacturing Super Sector Index ETF commenced operations on August 22, 2007. Each of the Claymore U.S.-1 - The Capital Markets Index ETF, Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF commenced operations February 12, 2008. The Claymore/Zacks Dividend Rotation ETF commenced operations on October 24, 2007.

98 | CLAYMORE EXCHANGE-TRADED FUND TRUST

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For More Information

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
o     Call your broker
o     www.claymore.com

DEALERS
o     www.claymore.com
o     Distributor Telephone: (888) 949-3837

INVESTMENT ADVISER
Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

INVESTMENT SUBADVISER
(with respect to Claymore U.S. Capital Markets Bond ETF,
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and Claymore U.S.-1-The Capital Markets Index ETF)
Mellon Capital Management Corporation
50 Fremont Street
San Francisco, California 94105

DISTRIBUTOR
Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286


LEGAL COUNSEL
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

A Statement of Additional Information dated September 30, 2009, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.


You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds' shareholder reports or the Statement of Additional Information by calling 1-888-949-3837. Free copies of the Funds' shareholder reports and the Statement of Additional Information are available from our website at www.claymore.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor
Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532


September 30, 2009


Investment Company Act File No. 811-21906

LOGO: CLAYMORE(SM)                                          ETF-PRO-T1COMBO-0909

Logo:
CLAYMORE(SM)


PROSPECTUS

LVL     Claymore/S&P Global Dividend
        Opportunities Index ETF





Logo: EXCHANGE-TRADED FUNDS



CLAYMORE
EXCHANGE-TRADED
FUND TRUST



SEPTEMBER 30, 2009



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS



                                                                         PAGE


Introduction-Claymore Exchange-Traded Fund Trust                          3

Who Should Invest                                                         3

Tax-Advantaged Product Structure                                          3

Claymore/S&P Global Dividend Opportunities Index ETF                      4

Secondary Investment Strategies                                          13

Additional Risk Considerations                                           14

Investment Advisory Services                                             15

Purchase And Redemption Of Shares                                        18

How To Buy And Sell Shares                                               19

Frequent Purchases And Redemptions                                       23

Fund Service Providers                                                   23

Index Provider                                                           24

Disclaimers                                                              24

Federal Income Taxation                                                  24

Other Information                                                        26

Financial Highlights                                                     27


For More Information                                      inside back cover



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), or the Fund's distributor, Claymore Securities, Inc. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

INTRODUCTION--CLAYMORE
EXCHANGE-TRADED FUND TRUST

The Claymore Exchange-Traded Fund Trust (the "Trust") is an investment company consisting of 20 separate exchange-traded "index funds." The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index. Claymore Advisors, LLC is the investment adviser for the funds (the "Investment Adviser").


This prospectus relates to one fund of the Trust, the Claymore/S&P Global Dividend Opportunities Index ETF (the "Fund").

The Fund's shares (the "Shares") are listed and traded on the NYSE Arca, Inc. (the "NYSEArca"). The Fund's Shares trade at market prices that may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 80,000 Shares, each of which is called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a specified index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUND.


WHO SHOULD INVEST
The Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in a specified index. The Fund may be suitable for long-term investment in the market represented by a specified index and may also be used as an asset allocation tool or as a speculative trading instrument.


TAX-ADVANTAGED PRODUCT STRUCTURE
Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund's portfolios that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.



                                                                  PROSPECTUS | 3

Claymore/S&P Global
Dividend Opportunities Index ETF


INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the S&P Global Dividend Opportunities Index (the "Dividend Opportunities Index" or the "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.


PRIMARY INVESTMENT STRATEGIES

The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before fees and expenses, the performance of the Dividend Opportunities Index. The Dividend Opportunities Index consists of 100 common stocks, master limited partnerships ("MLPs") and American depositary receipts ("ADRs") that offer high dividend yields chosen from a universe consisting of the stocks listed on the exchanges of those countries included in the S&P Broad Market Index. As of the date of this prospectus, the countries in the S&P Broad Market Index are Argentina, Australia, Austria, Belgium, Canada, the Czech Republic, Denmark, Finland, France, Germany, Hong Kong, Hungary, Iceland, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Philippines, Portugal, Singapore, Spain, South Africa, Sweden, Switzerland, Thailand, Turkey, the United Kingdom and the United States. Potential Index constituents include common stocks, MLPs and ADRs with market capitalizations greater than $1.5 billion at the time of reconstitution, which for ADRs is determined based on an evaluation of the underlying security, and includes securities of mid- and large capitalization companies, as defined by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., the Fund's index provider ("S&P" or the "Index Provider"). The Fund will normally invest at least 90% of its total assets in common stocks, MLPs and ADRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.


The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the stocks in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another stock in the Index, purchase (or sell) securities not in the



4 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index or purchase stocks that are not yet represented in the Index in anticipation of their removal from or addition to the Index.


INDEX METHODOLOGY

The Dividend Opportunities Index tracks the performance of common stocks, MLPs and ADRs listed on the exchanges of the countries included in the S&P Broad Market Index. Derivatives, structured products, over-the-counter listings, mutual funds and exchange-traded funds are excluded from the Index.


The Index methodology employs a yield-driven weighting scheme that weights the highest yielding stocks most heavily subject to constraints that seek to provide diversification across individual stocks, sectors and countries in the manner set forth below. S&P calculates the Index on both a total return and net return basis. The Index is rebalanced semi-annually after the close of the 10th U.S. trading day of January and July, respectively.


INDEX CONSTRUCTION


1. The universe from which the Index constituents are drawn includes all dividend paying common stocks, MLPs and ADRs listed on the exchanges of the countries included in the S&P Broad Market Index. Derivatives, structured products, over-the-counter listings, mutual funds and exchange-traded funds are not eligible for inclusion in the Index.


2. Investability Criteria. The universe is narrowed down to an investable universe based on the following criteria, which for ADRs is determined based on an evaluation of the underlying security:

o Stocks must have a minimum total market capitalization U.S. $1.5 billion as of the rebalancing reference date.

o Stocks must have a minimum three-month average daily value traded of U.S. $5 million as of the rebalancing reference date.

o Stocks must have traded at least 300,000 shares for each of the previous six months preceding the rebalancing reference date.


o Stocks must be listed on the exchanges of those countries included in the S&P Broad Market Index.


3. Stability Criteria. The investable universe of stocks that meet the criteria set forth above, which for ADRs is determined based on an evaluation of the underlying security, is further screened for two stability factors to form the universe from which the Index constituents are ultimately selected:

o Based upon an evaluation of a company's current year earnings per share as compared to its earnings per share five years prior, stocks must have a cumulative 5-year earnings growth.



                                                                  PROSPECTUS | 5

o Stocks must be profitable (as measured by positive earning per share before extraordinary items) over the latest 12-month period, as of the reference date.

4. Constituent Selection. All stocks in the universe that meet all of the above criteria, which for ADRs is determined based on an evaluation of the underlying security, are sorted on the basis of annual dividend yield, excluding special and extraordinary dividends, declared during the prior four quarters. At the time of each rebalance, if an existing constituent is included within the 130 highest yielding stocks, it will remain in the Index. If an existing constituent is not included among the 130 highest yielding stocks, the constituent is removed from the Index and is replaced with the next largest stock that is included within the 100 highest yielding stocks. Index constituents are weighted such that the yield of the Index is maximized by weighting the highest yielding stocks most heavily while meeting the following criteria: no single country or sector can have more than a 25% weight in the Index at each semi-annual rebalancing; total emerging market exposure is limited to a maximum of 10%; total income trust exposure is limited to a maximum of 10%; and no single stock can have a weight of more than 3% in the Index.

PRIMARY INVESTMENT RISKS
Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of



6 | CLAYMORE EXCHANGE-TRADED FUND TRUST
the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies' common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.



                                                                  PROSPECTUS | 7

Medium-Sized Company Risk. Investing in securities of medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.


Master Limited Partnership Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.


The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.



8 | CLAYMORE EXCHANGE-TRADED FUND TRUST

FUND PERFORMANCE
The chart and table below illustrate annual calendar year returns for the calendar year ended December 31, 2008 as well as average annual Fund and index returns for the one-year and since inception periods ended December 31, 2008. Prior to September 30, 2008, the Fund sought to replicate an index called the "Benchmarks by Design High Income Index", and the chart and table below reflect the returns achieved by the Fund as it sought to replicate that index for the period until that date rather than for the S&P Global Dividend Opportunities Index. This information is intended to help you assess the variability of Fund returns and the potential rewards and risks of an investment in the Fund. The information also shows how the Fund's performance compares with the returns of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


Bar Chart:

 CALENDAR YEAR TOTAL RETURN AS OF 12/31
--------------------------------------------------------------------------------


2008(1)                              -49.21%


(1.) The Fund commenced operations on June 25, 2007. The Fund's year-to-date total return was 20.24% as of June 30, 2009.

During the calendar year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were -5.74% and -35.74%, respectively, for the quarters ended 6/30/2008 and 12/31/2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



                                                                  PROSPECTUS | 9

AVERAGE ANNUAL TOTAL RETURNS FOR THE                                     SINCE
PERIOD ENDED DECEMBER 31, 2008                        1 YEAR        INCEPTION(1)
--------------------------------------------------------------------------------

Returns Before Taxes                                 -49.21%           -43.40%
After Taxes on Distribution                          -50.67%           -44.90%
After Taxes on Distribution and Sale of Shares       -31.37%           -36.17%
S&P Global Dividend Opportunities Index(2)           -50.97%           -36.83%
Dow Jones U.S. Select Dividend Index(3)              -30.97%           -26.06%
--------------------------------------------------------------------------------

(1.) The inception date of the Fund was June 25, 2007.

(2.) Prior to September 30, 2008, the Fund's underlying index was the Benchmarks By Design High Income Index. Returns for this index are not shown because the index ceased publication on September 30, 2008.

(3.) The Dow Jones U. S. Select Dividend Index is designed to represent the most widely traded of the highest yielding stocks in the U.S. market. This index is unmanaged and it is not possible to invest directly in this index.


10 | CLAYMORE EXCHANGE-TRADED FUND TRUST

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.


SHAREHOLDER FEES (paid directly by Authorized Participants)
================================================================================
 Sales charges (loads)                                                    None
================================================================================
 Standard creation/redemption transaction fee per order(1)              $3,000
================================================================================
 Maximum creation/redemption transaction fee per order(1)              $12,000
================================================================================


ANNUAL FUND OPERATING EXPENSES(2) (expenses that are deducted from Fund assets)
================================================================================
 Management Fees                                                         0.50%
================================================================================
 Distribution and service (12b-1) fees(3)                                   --%
================================================================================

 Other expenses                                                          2.47%
================================================================================
 Acquired Fund Fees and Expenses(4)                                      0.09%
================================================================================
 Total annual Fund operating expenses                                    3.06%
================================================================================
 Expense Waiver and Reimbursements(5)                                    2.31%
================================================================================
 Net Operating Expenses                                                  0.75%
================================================================================


(1.) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $3,000. If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

(2.) Expressed as a percentage of average net assets.

(3.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.


(4.) Acquired Fund Fees and Expenses include the Fund's pro rata portion of the management fees and operating expenses of closed-end funds in which the Fund invested during its fiscal year ended May 31, 2009. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements, with the result that the information presented in the table will differ from that presented in the Fund's financial highlights.


(5.) The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.60% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.60% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.


                                                                 PROSPECTUS | 11

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that you may pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year*            Three Years*        Five Years*          Ten Years*
================================================================================

$77                 $240                $947                 $2,837
================================================================================


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems Shares at NAV only in large blocks of 80,000 Shares (each block of 80,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $3,000 per transaction. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $3,000 per transaction (see "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $18,319, $50,937, $192,319 and $570,484 if the Creation Unit is redeemed after one year, three years, five years and ten years, respectively.*


If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


* The costs for the one-year examples reflect the Expense Cap that is in effect until December 31, 2011, as set forth in the footnotes to the fee table. The costs for the three-year, five-year and ten-year examples do not reflect the Expense Cap after such date.




12 | CLAYMORE EXCHANGE-TRADED FUND TRUST

SECONDARY INVESTMENT STRATEGIES


As a primary investment strategy, the Fund will at all times invest at least 90% of its total assets in component securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. As secondary investment strategies, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to its Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE Arca is open) for additions and deletions to the Fund's Index to be reflected in the portfolio composition of the Fund.


The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under "Investment Restrictions."



                                                                 PROSPECTUS | 13

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in the Fund.


Trading Issues. Trading in Shares on the NYSEArca may be halted due to market conditions or for reasons that, in the view of the NYSEArca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSEArca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSEArca "circuit breaker" rules. There can be no assurance that the requirements of the NYSEArca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSEArca. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.


However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Leverage. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's portfolio securities.

These risks are described further in the Statement of Additional Information.



14 | CLAYMORE EXCHANGE-TRADED FUND TRUST

INVESTMENT ADVISORY SERVICES


INVESTMENT ADVISER

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as the Fund's investment adviser pursuant to an advisory agreement with the Trust (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. As of June 30, 2009, Claymore entities have provided supervisory, management, servicing or distribution services on approximately $12.9 billion in assets. Claymore currently offers closed-end funds, unit investment trusts and exchange-traded funds. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.


Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund's average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

In addition to advisory fees, the Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.


The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.60% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Agreement in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.60% (excluding the expenses set forth above). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

On July 17, 2009, Claymore Group Inc., the parent of the Investment Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving




                                                                 PROSPECTUS | 15
entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Investment Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Investment Adviser.

Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Advisory Agreement. The transaction is expected to close on or about September 30, 2009 (such closing date being the "Effective Date"). Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Investment Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement takes effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of each Fund. In addition, the advisory fees earned by the Investment Adviser pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Trust's custodian during the term of the Interim Advisory Agreement. If the Fund's shareholders approve a new advisory agreement with the Investment Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Investment Adviser. If the Fund's shareholders do not approve a new advisory agreement with the Investment Adviser prior to the expiration of the term of the Interim Advisory Agreement, the Investment Adviser shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Investment Adviser's costs incurred in providing the services under the Interim Advisory Agreement (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory fees' placement into an escrow account, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Advisory Agreement.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Trust and the Investment Adviser (the "New Advisory Agreement") and recommended that the New Advisory Agreement be submitted to the shareholders of the Fund for their approval. The New Advisory Agreement will take effect with respect to the Fund upon its approval by the shareholders of the Fund and will have an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, the terms and conditions of the New Advisory Agreement are substantively identical to those of the Advisory Agreement.



16 | CLAYMORE EXCHANGE-TRADED FUND TRUST

APPROVAL OF ADVISORY AGREEMENT

A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement is available in the Fund's semi-annual report to shareholders for the period ending November 30, 2008. A discussion regarding the Board of Trustees' approval of the Interim Advisory Agreement and New Advisory Agreement will be available in the semi-annual report to shareholders to be dated November 30, 2009.



PORTFOLIO MANAGEMENT
The portfolio manager who is currently responsible for the day-to-day management of the Fund's portfolio is Chuck Craig, CFA. Mr. Craig has managed the Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

The Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Fund.



                                                                 PROSPECTUS | 17

PURCHASE AND REDEMPTION OF SHARES


GENERAL
The Shares will be issued or redeemed by the Fund at net asset value per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."


Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on the NYSEArca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund will trade on the NYSEArca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund's Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSEArca symbol LVL.


Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 80,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.


BOOK ENTRY
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.



18 | CLAYMORE EXCHANGE-TRADED FUND TRUST

HOW TO BUY AND SELL SHARES


PRICING FUND SHARES

The trading price of the Fund's shares on the NYSEArca may differ from the Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSEArca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local closing prices and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.


The net asset value per Share for the Fund is determined once daily as of the close of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in OTC markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of the Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S.



                                                                 PROSPECTUS | 19
business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.


CREATION UNITS
Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


HOW TO BUY SHARES

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSEArca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Orders must be placed in proper form by or through a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSEArca (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


A fixed creation transaction fee of $3,000 per transaction (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. A variable charge of up to four times the Creation Transaction Fee may be



20 | CLAYMORE EXCHANGE-TRADED FUND TRUST imposed to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


LEGAL RESTRICTIONS ON TRANSACTIONS IN CERTAIN STOCKS
An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


REDEMPTION OF SHARES

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSEArca is open for business. The Fund's custodian makes available immediately prior to the opening of business each day of the NYSEArca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSEArca (normally 4:00 p.m. Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.


A fixed redemption transaction fee of $3,000 per transaction (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation



                                                                 PROSPECTUS | 21

Units redeemed in the transaction. A variable charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


DISTRIBUTIONS
Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund's income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as "distributions."

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.


DISTRIBUTION PLAN AND SERVICE PLAN
The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority. The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.



22 | CLAYMORE EXCHANGE-TRADED FUND TRUST

FREQUENT PURCHASES AND REDEMPTIONS
The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Fund's Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund's shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

FUND SERVICE PROVIDERS
Claymore Advisors, LLC is the administrator of the Fund.

The Bank of New York Mellon is the custodian and fund accounting and transfer agent for the Fund.


Dechert LLP serves as counsel to the Fund.


Ernst & Young LLP serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

INDEX PROVIDER
S&P is the Index Provider for the Claymore/S&P Global Dividend Opportunities Index ETF. S&P is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with S&P to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Investment Adviser.



                                                                 PROSPECTUS | 23

DISCLAIMERS
The "S&P Global Dividend Opportunities Index" is a trademark of S&P and has been licensed for use by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in Shares of the Fund.

The Claymore/S&P Global Dividend Opportunities Index ETF and its Shares are not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. S&P's only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of S&P and of the Index, which is determined, composed and calculated by S&P without regard to the Investment Adviser or the Fund. S&P has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Index. S&P is not responsible for and has not participated in the determination of the prices of the Shares of the Fund or the timing of the issuance or sale of such Shares or in the determination or calculation of the equation by which the Shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Fund or its Shares.

S&P and the Investment Adviser do not guarantee the accuracy and/or the completeness of the Index or any data included therein, and S&P and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein. S&P and the Investment Adviser make no warranty, condition or representation express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. S&P and the Investment Adviser make no express or implied warranties, representations or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P or the Investment Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index or any data included therein even if notified of the possibility of such damages.

FEDERAL INCOME TAXATION
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

o The Fund makes distributions,

o You sell your Shares listed on the NYSE Arca, and

o You purchase or redeem Creation Units.



24 | CLAYMORE EXCHANGE-TRADED FUND TRUST

TAXES ON DISTRIBUTIONS
Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future Congressional action, the minimum rate of long-term capital gain will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.


Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of the Fund's total assets at the end of its taxable year will consist of foreign stock or securities, the Fund intends to elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor's pro rata share of the Fund's foreign income taxes.


If you are not a citizen or permanent resident of the United States, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.


By law, the Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for an individual is currently 28%.



TAXES ON EXCHANGE-LISTED SHARES SALES
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as



                                                                 PROSPECTUS | 25
short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.


TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS
An authorized purchaser who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION
For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.


DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.



26 | CLAYMORE EXCHANGE-TRADED FUND TRUST

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.





                                                                 PROSPECTUS | 27

CLAYMORE/S&P GLOBAL DIVIDEND OPPORTUNITIES
INDEX ETF
(Previously named Claymore/BBD High Income Index ETF prior to September 30,
2008)




                                                                                   FOR THE
                                                                                    PERIOD
                                                            FOR THE YEAR   JUNE 25, 2007**
 PER SHARE OPERATING PERFORMANCE                                   ENDED           THROUGH
 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD              MAY 31, 2009      MAY 31, 2008
-------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                      $      19.37     $       24.98
-------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                 0.88              1.56
   Net realized and unrealized gain (loss)                         (7.98)            (5.78)
-------------------------------------------------------------------------------------------
     Total from investment operations                              (7.10)            (4.22)
-------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                           (0.72)            (1.18)
   Return of capital                                                   -             (0.21)
-------------------------------------------------------------------------------------------
   Total distribution to shareholders                              (0.72)            (1.39)
-------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                            $      11.55     $       19.37
-------------------------------------------------------------------------------------------
  MARKET VALUE, END OF PERIOD                               $      11.24     $       19.38
-------------------------------------------------------------------------------------------
  TOTAL RETURN *(b)
  Net asset value                                                -37.12%           -16.98%

  RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                    $      5,542     $       5,810
   Ratio of net expenses to average net assets*                    0.66%             1.54%(c)
   Ratio of net investment income (loss) to average net assets*    7.62%             8.20%(c)
   Portfolio turnover rate (d)                                      181%               84%

*    If certain expenses had not been waived or reimbursed
     by the Adviser, total return would have been lower and
     the ratios would have been as follows:
        Ratio of total expenses to average net assets              2.97%             4.36%(c)
        Ratio of net investment income (loss) to average
        net assets                                                 5.31%             5.38%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.


28 | CLAYMORE EXCHANGE-TRADED FUND TRUST

PREMIUM/DISCOUNT INFORMATION

The table that follows presents information about the differences between the daily market price on secondary markets for Shares and the NAV of the Fund. NAV is the price per share at which the Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.


Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that each Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for the fiscal year ended May 31, 2009 and for each of the last four quarters.


Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.



                                                                 PROSPECTUS | 29

CLAYMORE/S&P GLOBAL DIVIDEND OPPORTUNITIES
INDEX ETF*



                            Number of          Number of          Number of          Number of          Number of
                         Days/Percentage   Days/Percentage    Days/Percentage    Days/Percentage    Days/Percentage
                          of Total Days       of Total Days     of Total Days      of Total Days      of Total Days
                           (Fiscal Year       (Quarter            (Quarter           (Quarter           (Quarter
                          Ended 5/31/09)     Ended 6/30/09)     Ended 3/31/09)     Ended 12/31/08)    Ended 9/30/08)
--------------------------------------------------------------------------------------------------------------------
 Greater than 2.0%           22/4.52%           22/4.32%           22/4.93%           17/4.42%            1/0.31%
--------------------------------------------------------------------------------------------------------------------
 Between 1.5% and 2.0%        9/1.85%            9/1.77%            7/1.57%            6/1.56%            2/0.62%
--------------------------------------------------------------------------------------------------------------------
 Between 1.0% and 1.5%       10/2.05%           11/2.16%           10/2.24%            7/1.82%            2/0.62%
--------------------------------------------------------------------------------------------------------------------
 Between 0.5% and 1.0%       33/6.78%           33/6.48%           33/7.40%           29/7.53%           25/7.79%
--------------------------------------------------------------------------------------------------------------------
 Between -0.5% and 0.5%     326/66.94%         336/66.01%         313/70.18%         299/77.66%         281/87.54%
--------------------------------------------------------------------------------------------------------------------
 Between -0.5% and -1.0%     25/5.13%           33/6.48%           15/3.36%            9/2.34%            7/2.18%
--------------------------------------------------------------------------------------------------------------------
 Between -1.0% and -1.5%     29/5.95%           32/6.29%           19/4.26%            8/2.08%            2/0.62%
--------------------------------------------------------------------------------------------------------------------
 Between -1.5% and -2.0%     15/3.08%           15/2.95%           12/2.69%            5/1.30%            1/0.31%
--------------------------------------------------------------------------------------------------------------------
 Less than -2.0%             18/3.70%           18/3.54%           15/3.36%            5/1.30%            0/0.00%
--------------------------------------------------------------------------------------------------------------------
 Total                       487/100%           509/100%           446/100%           385/100%           321/100%
--------------------------------------------------------------------------------------------------------------------


*Commenced operations on June 25, 2007. Prior to September 30, 2008, the Fund was known as the "Claymore/BBD High Income Index ETF."

30 | CLAYMORE EXCHANGE-TRADED FUND TRUST

TOTAL RETURN INFORMATION


The following table presents information about the total return of the Fund's Index (which, prior to September 30, 2008, was the "Benchmarks By Design High Income Index") in comparison to the total return of that Fund. The information presented for the Fund is for the fiscal year ended May 31, 2009.


"Cumulative total returns" represent the total change in value of an investment over the period indicated. The Fund's per Share NAV is the value of one Share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per Share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time that the Fund's NAV is calculated. Since the Fund's Shares typically do not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in Fund Shares, the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Shares of the Fund. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.



                                                                CUMULATIVE TOTAL
                                                                   RETURNS SINCE
                                                                      INCEPTION*
                                                                         THROUGH
 FUND/INDEX NAME                                                    MAY 31, 2009
--------------------------------------------------------------------------------
  Claymore/S&P Global Dividend Opportunities Index ETF (at NAV)          -47.79%
--------------------------------------------------------------------------------
  Claymore/S&PGlobal Dividend Opportunities Index ETF (at Market)        -49.17%
--------------------------------------------------------------------------------
  S&P Global Dividend Opportunities Index**                              -37.73%
--------------------------------------------------------------------------------
  Dow Jones U.S. Select Dividend Index                                   -44.71%
--------------------------------------------------------------------------------

*The Fund commenced operations on June 25, 2007. Prior to September 30, 2008, the Fund was known as the "Claymore/BBDHigh Income Index ETF."

**Prior to September 30, 2008, the Fund's underlying index was the Benchmarks By Design High Income Index. Returns for this index are not shown because the index ceased publication on September 30, 2008.



                                                                 PROSPECTUS | 31

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

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

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



FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
o Call your broker
o www.claymore.com

DEALERS
o www.claymore.com
o Distributor Telephone: (888) 949-3837


INVESTMENT ADVISER
Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

DISTRIBUTOR
Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

                                                                 PROSPECTUS | 35

A Statement of Additional Information dated September 30, 2009, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.


You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's shareholder reports or the Statement of Additional Information by calling 1-888-949-3837. Free copies of the Fund's shareholder reports and the Statement of Additional Information are available from our website at www.claymore.com.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.




PROSPECTUS

Distributor
Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532


SEPTEMBER 30, 2009


Investment Company Act File No. 811-21906.




Logo:
CLAYMORE(SM)                                                  ETF-PRO-LVL-0909

                    INVESTMENT COMPANY ACT FILE NO. 811-21906

                       CLAYMORE EXCHANGE-TRADED FUND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION



                             DATED SEPTEMBER 30, 2009

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated September 30, 2009 for each of the Claymore/Morningstar Information Super Sector Index ETF, Claymore/Morningstar Services Super Sector Index ETF, Claymore/Morningstar Manufacturing Super Sector Index ETF, Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF, Claymore U.S.- 1 - The Capital Markets Index ETF and Claymore/Zacks Dividend Rotation ETF, each a series of the Claymore Exchange-Traded Fund Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Claymore Securities, Inc., or by calling toll free 1-888-949-3837.



                                TABLE OF CONTENTS

                                                                         Page

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS.............................1

EXCHANGE LISTING AND TRADING...............................................2

INVESTMENT RESTRICTIONS AND POLICIES.......................................3

INVESTMENT POLICIES AND RISKS..............................................5

GENERAL CONSIDERATIONS AND RISKS..........................................11

MANAGEMENT................................................................12

BROKERAGE TRANSACTIONS....................................................27

ADDITIONAL INFORMATION CONCERNING THE TRUST...............................29

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS.....................32

TAXES.....................................................................41

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS....................43

DETERMINATION OF NAV......................................................44

DIVIDENDS AND DISTRIBUTIONS...............................................44

MISCELLANEOUS INFORMATION.................................................45

FINANCIAL STATEMENTS......................................................45



                  GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

         The Trust was organized as a Delaware statutory trust on May 24, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 20 investment portfolios. This Statement of Additional Information relates to the following seven investment portfolios: the Claymore/Morningstar Information Super Sector Index ETF, Claymore/Morningstar Services Super Sector Index ETF, Claymore/Morningstar Manufacturing Super Sector Index ETF, Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF, Claymore U.S.- 1 - The Capital Markets Index ETF and Claymore/Zacks Dividend Rotation ETF (each a "Fund" and together, the "Funds"). The shares of the Fund are referred to herein as "Shares" or "Fund Shares."

     The Funds are managed by Claymore Advisors, LLC ("Claymore Advisors" or the "Investment Adviser"). Mellon Capital Management Corporation is the investment subadviser for the Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and Claymore U.S. -1- The Capital Markets Index ETF ("Mellon Capital" or the "Investment Subadviser").


     The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the relevant Underlying Indices (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Shares of each Fund will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of large specified blocks of Shares set forth in the table below. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.


FUND(S)                                                     CREATION UNIT SIZE
--------------------------------------------------------------------------------
Claymore U.S. - 1 - The Capital Markets Index ETF               200,000 Shares

Claymore/Morningstar Information Super Sector Index ETF;
Claymore/Morningstar Services Super Sector Index ETF;
Claymore/Morningstar Manufacturing Super Sector Index ETF;      150,000 Shares

Claymore U.S. Capital Markets Bond ETF;
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF       100,000 Shares

Claymore/Zacks Dividend Rotation ETF                             50,000 Shares

     The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING


     There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of a Fund from listing if
(i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Indices is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of a Fund from listing and trading upon termination of such Fund.

     As in the case of other stocks traded on the NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.


     The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.


                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVE

         The investment objective of the Claymore/Morningstar Information Super Sector Index ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called "Morningstar Information Super Sector Index" (the "Information Super Sector Index" or the "Underlying Index").

         The investment objective of the Claymore/Morningstar Services Super Sector Index ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called "Morningstar Services Super Sector Index" (the "Services Super Sector Index" or the "Underlying Index").

         The investment objective of the Claymore/Morningstar Manufacturing Super Sector Index ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called "Morningstar Manufacturing Super Sector Index" (the "Manufacturing Super Sector Index" or the "Underlying Index").

         The investment objective of the Claymore U.S. Capital Markets Bond ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of a fixed income securities index called "CPMKTB - The Capital Markets Bond Index" (the "CPMKTB Index" or the "Underlying Index").

         The investment objective of the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of a money market and micro-term fixed income securities index called "CPMKTL - The Capital Markets Liquidity Index" (the "CPMKTL Index" or the "Underlying Index").

         The investment objective of the Claymore U.S.-1-The Capital Markets Index ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index which includes equity, fixed income and money market securities, called "CPMKTS - The Capital Markets Index" (the "CPMKTS Index" or the "Underlying Index").

         The investment objective of the Claymore/Zacks Dividend Rotation ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called "Zacks Dividend Rotation Index" (the "Dividend Rotation Index" or the "Underlying Index").

INVESTMENT RESTRICTIONS

     The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' respective investment restrictions, numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

     (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

     (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

     (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

     (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

     (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     (7) Issue senior securities, except as permitted under the 1940 Act.

     Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.


     The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

     In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

     (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

     (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

     (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

     (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

     The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

                          INVESTMENT POLICIES AND RISKS

         Bonds. The Claymore U.S. Capital Markets Bond ETF and Claymore U.S. -
1 - The Capital Markets Index ETF invest a portion of their assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

          Corporate Bonds. The Claymore U.S. Capital Markets Bond ETF and Claymore U.S. - 1 - The Capital Markets Index ETF may invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

         Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

         Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value per share of the Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, when investing in high yield securities the Claymore U.S. Capital Markets Bond ETF and Claymore U.S. - 1 - The Capital Markets Index ETF intends to invest primarily in high yield securities that the Investment Subadviser believes have greater liquidity than the broader high yield securities market as a whole.

         The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.


         U.S. Government Obligations. Each of the Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and Claymore U.S. -1- The Capital Markets Index ETF may invest a portion of its assets in various types of U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC) and Federal Home Loan Bank (i.e., FHLB) notes. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         Mortgage Pass-Through Securities. The Claymore U.S. Capital
Markets Bond ETF and Claymore U.S. - 1 - The Capital Markets Index
ETF may invest a portion of their assets in U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.


         An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.


         For the foregoing and other reasons, the Claymore U.S. Capital Markets Bond ETF and Claymore U.S. - 1 - The Capital Markets Index ETF seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date.

         Default by or bankruptcy of a counterparty to a TBA transaction would expose the Funds to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Funds will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Investment Subadviser will monitor the creditworthiness of such counterparties. In addition, the Funds may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. A Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

         Each applicable Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Investment Adviser.

     Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of each Fund's total assets.

     Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

     Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

     Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

     Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.


     Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

     Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

     Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

     Futures and Options. Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

     Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

     Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

     Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser and/or Investment Subadviser, as applicable, may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

     An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

     Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

     Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectus and this Statement of Additional Information.

     The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator.

     Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

     The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

     The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, each Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

                        GENERAL CONSIDERATIONS AND RISKS

         A discussion of the risks associated with an investment in the Funds is contained in the Prospectus in the "Primary Investment Risks" and "Additional Risk Considerations" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

         An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

         An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

         The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

         Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

         Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

         The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

         Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser and/or Investment Subadviser, as applicable, as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

         Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

         Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.


         Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

                                   MANAGEMENT

         Trustees and Officers


         The general supervision of the duties performed by the Investment Adviser and/or Investment Subadviser, as applicable, for the Funds under the Investment Advisory Agreement and/or Investment Subadvisory Agreement, as applicable, is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Investment Adviser and/or Investment Subadviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser and/or Investment Subadviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Investment Adviser. During the Funds' fiscal year ended May, 31, 2009, the Trustees met four times.

         The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 20 portfolios, 14 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 15 closed-end management investment companies.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                POSITION(S)   TERM OF OFFICE                            FUND COMPLEX       OTHER
     NAME, ADDRESS AND AGE OF    HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OVERSEEN BY    DIRECTORSHIPS
       INDEPENDENT TRUSTEES*       TRUST      TIME SERVED**      DURING PAST 5 YEARS      TRUSTEES    HELD BY TRUSTEES


Randall C. Barnes             Trustee      Since 2006       Private Investor.          44            None.
Year of Birth: 1951                                         Formerly, Senior Vice
                                                            President, Treasurer
                                                            (1993-1997), President,
                                                            Pizza Hut International
                                                            (1991-1993) and Senior
                                                            Vice President,
                                                            Strategic Planning and
                                                            New Business Development
                                                            (1987-1990) of PepsiCo,
                                                            Inc. (1987-1997).

Ronald E. Toupin, Jr.         Trustee      Since 2006       Retired. Formerly Vice     43            None.
Year of Birth: 1958                                         President, Manager and
                                                            Portfolio Manager of
                                                            Nuveen Asset Management
                                                            (1998-1999), Vice
                                                            President of Nuveen
                                                            Investment Advisory
                                                            Corporation
                                                            (1993-1999), Vice
                                                            President and
                                                            Manager of Nuveen
                                                            Unit Investment
                                                            Trusts (1991-1999),
                                                            and Assistant Vice
                                                            President and
                                                            Portfolio Manager of
                                                            Nuveen Unit
                                                            Investment Trusts
                                                            (1988-1999), each of
                                                            John Nuveen &
                                                            Company, Inc.
                                                            (1982-1999).

Ronald A. Nyberg              Trustee      Since 2006       Partner of Nyberg &        46            None.
Year of Birth: 1953                                         Cassioppi, LLC, a law
                                                            firm specializing in
                                                            Corporate Law, Estate
                                                            Planning and Business
                                                            Transactions
                                                            (2000-present).
                                                            Formerly, Executive Vice
                                                            President, General
                                                            Counsel, and Corporate
                                                            Secretary of Van Kampen
                                                            Investments (1982-1999).


----------------------

* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

         The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser and executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                POSITION(S)   TERM OF OFFICE                            FUND COMPLEX       OTHER
     NAME, ADDRESS AND AGE OF    HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OVERSEEN BY    DIRECTORSHIPS
       INTERESTED TRUSTEE*         TRUST      TIME SERVED**      DURING PAST 5 YEARS      TRUSTEES    HELD BY TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso***             Trustee        Trustee         Attorney. Formerly, Senior    45         None.
Year of birth: 1965                            since 2006      Managing Director and
                                                               Chief Administrative
                                                               Officer (2007-2008) and
                                                               General Counsel
                                                               (2001-2007) of Claymore
                                                               Advisors, LLC and
                                                               Claymore Securities,
                                                               Inc. and President and
                                                               Secretary of Claymore
                                                               Investments, Inc.
                                                               (2004-2008). Formerly,
                                                               Assistant General
                                                               Counsel, John Nuveen
                                                               and Company (1999-2001).
                                                               Formerly Vice President
                                                               and Associate General
                                                               Counsel of Van Kampen
                                                               Investments (1992-1999).




----------------------

* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

*** Mr. Dalmaso is an interested person of the Trust because of his former position as an officer of the Investment Adviser and certain of its affiliates.

NAME,  ADDRESS AND AGE OF       POSITION(S)  HELD LENGTH OF TIME
EXECUTIVE OFFICERS              WITH TRUST        SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                Chief Executive   Since 2008       Senior Managing Director, Chief Investment
Year of birth: 1955              Officer                            Officer (2008-present) of Claymore Advisors,
                                                                    LLC and Claymore Securities, Inc.; Chief
                                                                    Executive Officer of certain funds in the
                                                                    Fund Complex. Formerly, Managing Director in
                                                                    charge of Research (2000-2007) for Nuveen
                                                                    Asset Management.


Kevin M. Robinson                Chief Legal       Since 2008       Senior Managing Director, General Counsel
Year of birth: 1959              Officer                            and Corporate Secretary (2007-present) of
                                                                    Claymore Advisors, LLC and Claymore
                                                                    Securities, Inc.; Chief Legal Officer of
                                                                    certain funds in the Fund Complex. Formerly,
                                                                    Associate General Counsel (2000- 2007) of
                                                                    NYSE Euronext, Inc. Formerly, Archipelago
                                                                    Holdings, Inc.  Senior Managing Director and
                                                                    Associate General Counsel (1997-2000) of ABN
                                                                    Amro Inc. Formerly, Senior Counsel in the
                                                                    Enforcement Division (1989-1997) of the U.S.
                                                                    Securities and Exchange Commission.

                                       15

Steven M. Hill                   Chief Financial   Since 2006       Senior Managing Director (2005-present) and
Year of birth: 1964              Officer, Chief                     Chief Financial Officer (2005-2006), Managing
                                 Accounting                         Director (2003-2005) of Claymore Advisors, LLC
                                 Officer and                        and Claymore Securities, Inc.; Chief Financial
                                 Treasurer                          Officer, Chief Accounting Officer and
                                                                    Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Treasurer of Henderson
                                                                    Global Funds and Operations Manager for
                                                                    Henderson Global Investors (NA) Inc. (2002-2003);
                                                                    Managing Director, FrontPoint Partners LLC
                                                                    (2001-2002); Vice President, Nuveen Investments
                                                                    (1999-2001); Chief Financial Officer, Skyline
                                                                    Asset Management LP, (1999); Vice President,
                                                                    Van Kampen Investments and Assistant Treasurer,
                                                                    Van Kampen mutual funds (1989-1999).

Bruce Saxon                      Chief             Since 2006       Vice President - Fund Compliance Officer of
Year of birth: 1957              Compliance                         Claymore Securities, Inc. (2006-present).
                                 Officer                            Chief Compliance Officer of certain funds in
                                                                    the Fund Complex. Formerly, Chief Compliance
                                                                    Officer/Assistant Secretary of Harris
                                                                    Investment Management, Inc. (2003-2006).
                                                                    Director-Compliance of Harrisdirect LLC
                                                                    (1999-2003).

Melissa J. Nguyen                Secretary         Since 2006       Vice President and Assistant General Counsel of
Year of birth: 1978                                                 Claymore Securities, Inc. (2005-present).
                                                                    Secretary of certain funds in the Fund
                                                                    Complex. Formerly, Associate, Vedder Price
                                                                    P.C. (2003-2005).

William H. Belden III            Vice President    Since 2006       Managing Director of Claymore Securities, Inc.
Year of birth: 1965                                                 (2005-present). Formerly, Vice President of
                                                                    Product Management at Northern Trust Global
                                                                    Investments (1999-2005); Vice President of
                                                                    Stein Roe & Farnham (1995-1999).

Chuck Craig                      Vice President    Since 2006       Managing Director (2006-present), Vice
Year of birth: 1967                                                 President (2003-2006) of Claymore Securities,
                                                                    Inc. Formerly, Assistant Vice President,
                                                                    First Trust Portfolios, L.P. (1999-2003);
                                                                    Analyst, PMA Securities, Inc. (1996-1999).

James Howley                     Assistant         Since 2006       Vice President, Fund Administration of
Year of birth: 1972              Treasurer                          Claymore Securities, Inc. (2004-present).
                                                                    Formerly, Manager, Mutual Fund Administration
                                                                    of Van Kampen Investments, Inc.

Mark J.  Furjanic                Assistant         Since 2008       Vice President, Fund Administration-Tax
Year of birth: 1959              Treasurer                          (2005-present) of Claymore Advisors, LLC and
                                                                    Claymore Securities, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Senior Manager
                                                                    (1999-2005) for Ernst & Young LLP.

Donald P. Swade                  Assistant         Since 2008       Vice President, Fund Administration
Year of birth: 1972              Treasurer                          (2006-present) of Claymore Advisors, LLC and
                                                                    Claymore Securities, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Manager-Mutual Fund
                                                                    Financial Administration (2003-2006) for
                                                                    Morgan Stanley/Van Kampen Investments.

Mark E. Mathiasen                Assistant         Since 2008       Vice President; Assistant General
Year of birth: 1978              Secretary                          Counsel of Claymore Securities, Inc.
                                                                    (2007-present). Secretary of certain funds in
                                                                    the Fund Complex. Previously, Law Clerk,
                                                                    Idaho State Courts (2003-2006).




----------------------

* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee/Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.



---------------------------------------- -------------------------------------- --------------------------------------
                                         DOLLAR RANGE OF EQUITY SECURITIES IN   DOLLAR RANGE OF EQUITY SECURITIES IN
                                         THE CLAYMORE/MORNINGSTAR INFORMATION     THE CLAYMORE/MORNINGSTAR SERVICES
                                                SUPER SECTOR INDEX ETF                 SUPER SECTOR INDEX ETF
NAME OF TRUSTEE                                  (AS OF MAY 31, 2009)                   (AS OF MAY 31, 2009)
---------------------------------------- -------------------------------------- --------------------------------------


INDEPENDENT TRUSTEES
Randall C. Barnes                                        None                                   None
Ronald A. Nyberg                                         None                                   None
Ronald E. Toupin, Jr.                                    None                                   None

---------------------------------------- -------------------------------------- --------------------------------------


INTERESTED TRUSTEE
Nicholas Dalmaso                                         None                                   None


---------------------------------------- -------------------------------------- --------------------------------------
                                         DOLLAR RANGE OF EQUITY SECURITIES IN   DOLLAR RANGE OF EQUITY SECURITIES IN
                                               THE CLAYMORE/MORNINGSTAR           THE CLAYMORE U.S. CAPITAL MARKETS
                                         MANUFACTURING SUPER SECTOR INDEX ETF                 BOND ETF
NAME OF TRUSTEE                                 (AS OF MAY 31, 2009)                   (AS OF MAY 31, 2009)
---------------------------------------- -------------------------------------- --------------------------------------


INDEPENDENT TRUSTEES
Randall C. Barnes                                        None                                   None
Ronald A. Nyberg                                         None                                   None
Ronald E. Toupin, Jr.                                    None                                   None

---------------------------------------- -------------------------------------- --------------------------------------
INTERESTED TRUSTEE
Nicholas Dalmaso                                         None                                   None


---------------------------------------- -------------------------------------- --------------------------------------
                                         DOLLAR RANGE OF EQUITY SECURITIES IN   DOLLAR RANGE OF EQUITY SECURITIES IN
                                           THE CLAYMORE U.S. CAPITAL MARKETS      THE CLAYMORE U.S.-1 - THE CAPITAL
                                              MICRO-TERM FIXED INCOME ETF                      MARKETS
                                                 (AS OF MAY 31, 2009)                         INDEX ETF
NAME OF TRUSTEE                                                                          (AS OF MAY 31, 2009)
---------------------------------------- -------------------------------------- --------------------------------------


INDEPENDENT TRUSTEES
Randall C. Barnes                                        None                                   None
Ronald A. Nyberg                                         None                                   None
Ronald E. Toupin, Jr.                                    None                                   None

---------------------------------------- -------------------------------------- --------------------------------------
INTERESTED TRUSTEE
Nicholas Dalmaso                                         None                                   None


--------------------------------------- -------------------------------------- --------------------------------------

                                       17

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     INVESTMENT COMPANIES OVERSEEN BY
                                         THE CLAYMORE/ZACKS DIVIDEND ROTATION      TRUSTEE IN FAMILY OF INVESTMENT
                                                          ETF                                 COMPANIES
NAME OF TRUSTEE                                   (AS OF MAY 31, 2009)                  (AS OF MAY 31, 2009)
---------------------------------------- -------------------------------------- --------------------------------------


INDEPENDENT TRUSTEES
Randall C. Barnes                                        None                                   None
Ronald A. Nyberg                                         None                                   None
Ronald E. Toupin, Jr.                                    None                                   None

---------------------------------------- -------------------------------------- --------------------------------------
INTERESTED TRUSTEE
Nicholas Dalmaso                                         None                                   None

---------------------------------------- -------------------------------------- --------------------------------------

         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.


         Messrs. Barnes, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. During the Funds' fiscal year ended May 31, 2009, the Trust's Nominating and Governance Committee met one time.

         Messrs. Barnes, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liason between the Board of Trustees and the Trust's independent registered public accounting firm. During the Funds' fiscal year ended May 31, 2009, the Trust's Audit Commitee met four times.


         Remuneration of Trustees and Officers


         Prior to 2009, the Trust, together with Claymore Exchange-Traded Fund Trust 2, paid each Independent Trustee a fee of $25,000 per year plus $1,000 per Board or committee meeting participated in, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         Effective with the first meeting of the Trustees in 2009, the Trust, together with Claymore Exchange-Traded Fund Trust, pays each Independent Trustee a fee of $25,000 per year, and also pays an annual fee of $4,500 to the independent chairperson of the Board of Trustees and an annual fee of $1,500 to the independent chairperson of the Audit Committee or the Nominating and Governance Committee. In addition, the Trust pays each Independent Trustee a fee of (a) $1,000 for each regular or special meeting of the Board of Trustees attended by such Trustee, (b) $1,000 for each meeting of the Board of Trustees for the organization of one or more new separate series of the Trust attended by such Trustee, (c) $500 for each meeting of the Audit Committee or Nominating and Governance Committee attended by such Trustee (in each case whether the meeting occurs and/or the Trustee attends in person or by telephone).

         Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

         The table below shows the compensation that was paid to Trustees for the Fund's fiscal year ended May 31, 2009.

                                                              PENSION OR RETIREMENT
                                  AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID
NAME OF TRUSTEE                         FROM TRUST                FUND EXPENSES               FROM FUND COMPLEX
---------------                   ----------------------   ---------------------------     -----------------------

INDEPENDENT TRUSTEES
Randall C. Barnes                      $ 40,750                        N/A                         $ 213,688
Ronald A. Nyberg                       $ 40,750                        N/A                         $ 372,438
Ronald E. Toupin, Jr.                  $ 42,250                        N/A                         $ 309,313

INTERESTED TRUSTEE
Nicholas Dalmaso                         N/A                           N/A                         N/A




         The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

         Investment Adviser. The Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

         Investment Subadviser. The Investment Subadviser manages the investment and reinvestment of assets of the Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and Claymore
U.S. -1- The Capital Markets Index ETF on an ongoing basis under the supervision of the Investment Adviser.

         Portfolio Manager. Chuck Craig, Managing Director, Portfolio Management and Supervision, of Claymore, serves as portfolio manager for each of the Funds, other than the portfolios of the Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and Claymore U.S. -1-The Capital Markets Index ETF, and is responsible for the day-to-day management of such Funds' portfolios.

         The portfolios of the Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF, and the fixed income and money market portions of the portfolio of the Claymore U.S.-1 - The Capital Markets Index ETF, are managed by Mellon Capital's Fixed Income Management team. The individual members of the team who are primarily responsible for the day-to-day management of those Funds' portfolios are David C. Kwan and Zandra Zelaya.


         The equity portion of the portfolio of Claymore U.S.-1 -- The Capital Markets Index ETF is managed by Mellon Capital's Portfolio Management Team. The individual members of the team who are responsible for the day-to-day management of that portion of the Fund's portfolio are Karen Q. Wong, Richard A. Brown and Thomas J. Durante.

         Other Accounts Managed by the Portfolio Manager-Investment Adviser. As of July 31, 2009, Mr. Craig managed two registered investment companies (consisting of a total of 34 separate series) with a total of approximately $1.64 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

         Other Accounts Managed-Investment Subadviser: Information regarding the other accounts managed by each named Portfolio Manager as of June 30, 2009 is set forth below:


------------------------ --------------- ---------------- -------------- ----------------- ------------ -----------------
                            Registered        Total            Pooled          Total                          Total
NAME OF PORTFOLIO           Investment        Assets         Investments      Assets           Other         Assets in
MANAGER                  Companies (RIC)     in (RIC)           (PI)          In (PI)         Accounts         Other
------------------------ --------------- ---------------- -------------- ----------------- ------------ -----------------
Karen Q Wong, Richard A.
Brown and Thomas J.
Durante*                       130         $23.84 billion         52        $43.69 billion         82       $25.06 billion
------------------------ --------------- ---------------- -------------- ----------------- ------------ -----------------

* The information set forth above reflects information about other accounts managed by a team that includes the portfolio manager.

------------------------ --------------- ---------------- -------------- ----------------- ------------ ----------------
                            Registered        Total            Pooled          Total                          Total
NAME OF PORTFOLIO           Investment        Assets         Investments      Assets           Other         Assets in
MANAGER                  Companies (RIC)     in (RIC)           (PI)          In (PI)         Accounts         Other
------------------------ --------------- ---------------- -------------- ----------------- ------------ ----------------
Dave Kwan and
Zandra Zelaya                   8          $1.70 billion          22        $9.99 billion          25       $4.45 billion
------------------------ --------------- ---------------- --------------- ---------------- ------------ ----------------

         Please note that the team does not manage accounts with performance based fees.


         Portfolio Manager Compensation-Investment Adviser. Mr Craig's compensation consists of the following elements:

         Base salary: The portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

         Mr. Craig is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, Mr. Craig to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. Mr. Craig also participates in benefit plans and programs generally available to all employees of the Investment Adviser.

         Portfolio Manager Compensation-Investment Subadviser. The primary objectives of the Mellon Capital compensation plans are to:

         o        Motivate and reward continued growth and profitability

         o Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

         o        Motivate and reward superior business/investment performance

         o        Create an ownership mentality for all plan participants

         The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional's base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability.

Therefore, all bonus awards are based initially on Mellon Capital's financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in cash on an annual basis.

         All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in Mellon Capital's net income.

         Mellon Capital's portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

         Securities Ownership of the Portfolio Managers. The portfolio managers do not own shares of the Funds.

         Although the Funds in the Trust that are managed by Mr. Craig and/or Mellon Capital, as applicable, may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Investment Adviser and/or Investment Subadviser, as applicable, do not believe that management of the different Funds of the Trust presents a material conflict of interest for the portfolio managers of the Investment Adviser and/or Investment Subadviser, as applicable.


         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, each Fund has agreed to pay an annual management fee equal to a percentage of its average daily net assets set forth in the chart below.


-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE

-------------------------------------------------------------------------- -------------------------------------------
Claymore/Morningstar Information Super Sector Index ETF                   0.40% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore/Morningstar Services Super Sector Index ETF                      0.40% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore/Morningstar Manufacturing Super Sector Index ETF                 0.40% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Bond ETF                                    0.20% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                 0.20% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S.-1-The Capital Markets Index ETF                             0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore/Zacks Dividend Rotation ETF                                      0.50% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------

         Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, licensing fees, offering costs (up to .25% of average net assets for the Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and Claymore U.S.-1-The Capital Markets Index ETF), brokerage commissions taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding the percentage of its average net assets set forth in the chart below. The offering costs excluded from the expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and
(c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into the Expense Reimbursement Agreement in which the Investment Adviser has agreed to waive its management fees and/or pay certain other operating expenses of each Fund in order to maintain the expense ratio of each Fund at or below the expense cap listed below (the "Expense Cap"). For a period of five years subsequent to the Funds' commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                  EXPENSE CAP

-------------------------------------------------------------------------- -------------------------------------------
Claymore/Morningstar Information Super Sector Index ETF                   0.40% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore/Morningstar Services Super Sector Index ETF                      0.40% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore/Morningstar Manufacturing Super Sector Index ETF                 0.40% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Bond ETF                                    0.27% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                 0.27% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S.-1-The Capital Markets Index ETF                             0.37% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore/Zacks Dividend Rotation ETF                                      0.60% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------


         The aggregate amount of the management fee paid by each Fund to the Investment Adviser for the Fund's fiscal year ended May 31, 2009 (before giving effect to any amounts waived or reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of fees waived by the Investment Adviser (net of expenses, reimbursed to the Investment Adviser under the Expense Reimbursement Agreement) during that period are set forth in the chart below with respect to each Fund.

------------------------------- ----------------------------   ----------------------------
FUND                            MANAGEMENT FEES PAID
                                (BEFORE WAIVERS/REIMBURSMENTS) NET MANAGEMENT FEES WAIVED
                                FOR THE FISCAL YEAR ENDED      FOR THE FISCAL YEAR ENDED
                                MAY 31, 2009                   MAY 31, 2009
------------------------------- ----------------------------   ----------------------------
Claymore/Morningstar                  $10,737                        $10,737
Information Super Sector
Index ETF
------------------------------- ----------------------------   ----------------------------
Claymore/Morningstar Services         $9,615                         $9,615
Super Sector Index ETF
------------------------------- ----------------------------   ----------------------------
Claymore/Morningstar                  $11,671                        $11,671
Manufacturing Super Sector
Index ETF
------------------------------- ----------------------------   ----------------------------
Claymore U.S. Capital Markets         $9,866                         $9,866
Bond ETF
------------------------------- ----------------------------   ----------------------------
Claymore U.S. Capital Markets         $12,638                        $12,638
Micro-Term Fixed Income ETF
------------------------------- ----------------------------   ----------------------------
Claymore U.S.-1-The Capital           $21,975                        $21,975
Markets Index ETF
------------------------------- ----------------------------   ----------------------------
Claymore/Zacks Dividend               $11,169                        $11,169
Rotation ETF
------------------------------- ----------------------------   ----------------------------



         The aggregate amount of the management fee paid by each Fund to the Investment Adviser since the commencement of operations of that Fund until the end of the Fund's fiscal year ended May 31, 2008 (before giving effect to any amounts waived or reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of fees waived by the Investment Adviser (net of expenses, reimbursed to the Investment Adviser under the Expense Reimbursement Agreement) during that period are set forth in the chart below with respect to each Fund.

------------------------------- ------------------------------  ---------------------------- ----------------------------
FUND                            MANAGEMENT FEES PAID
                                (BEFORE WAIVERS/REIMBURSEMENTS) NET MANAGEMENT FEES WAIVED   DATE OF FUND'S
                                FOR THE FISCAL YEAR ENDED       FOR THE FISCAL YEAR ENDED    COMMENCEMENT OF OPERATIONS
                                MAY 31, 2008                    MAY 31, 2008
------------------------------- ------------------------------  ---------------------------- ----------------------------
Claymore/Morningstar                  $11,418                      $11,418                   August 22, 2007
Information Super Sector
Index ETF
------------------------------- ------------------------------  ---------------------------- ----------------------------
Claymore/Morningstar Services         $10,908                      $10,908                   August 22, 2007
Super Sector Index ETF
------------------------------- ------------------------------  ---------------------------- ----------------------------
Claymore/Morningstar                  $12,255                      $12,255                   August 22, 2007
Manufacturing Super Sector
Index ETF
------------------------------- ------------------------------  ---------------------------- ----------------------------
Claymore U.S. Capital Markets         $2,981                       $2,981                    February 12, 2008
Bond ETF
------------------------------- ------------------------------  ---------------------------- ----------------------------
Claymore U.S. Capital Markets         $3,009                       $3,009                    February 12, 2008
Micro-Term Fixed Income ETF
------------------------------- ------------------------------  ---------------------------- ----------------------------
Claymore U.S.-1-The Capital           $7,566                       $7,566                    February 12, 2008
Markets Index ETF
------------------------------- ------------------------------  ---------------------------- ----------------------------
Claymore/Zacks Dividend               $9,938                       $9,938                    October 24, 2007
Rotation ETF
------------------------------- ------------------------------  ---------------------------- ----------------------------

         Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until November 1, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

         On July 17, 2009, Claymore Group Inc., the parent of the Investment Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Investment Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Funds or the investment management activities of the Investment Adviser.

         Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Investment Advisory Agreement. The transaction is expected to close on or about September 30, 2009 (such closing date being the "Effective Date"). Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Investment Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement takes effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of each Fund. In addition, the advisory fees earned by the Investment Adviser pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Trust's custodian during the term of the Interim Advisory Agreement. If a Fund's shareholders approve a new advisory agreement with the Investment Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Investment Adviser. If a Fund's shareholders do not approve a new advisory agreement with the Investment Adviser prior to the expiration of the term of the Interim Advisory Agreement, the Investment Adviser shall be paid, out of the escrow account with respect to the Fund, the lesser of
(i) the Investment Adviser's costs incurred in providing the services under the Interim Advisory Agreement (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory fees' placement into an escrow account, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Investment Advisory Agreement.

         On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Trust and the Investment Adviser (the "New Advisory Agreement") and recommended that the New Advisory Agreement be submitted to the shareholders of each Fund for their approval. The New Advisory Agreement will take effect with respect to each Fund upon its approval by the shareholders of each Fund and will have an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, the terms and conditions of the New Advisory Agreement are substantively identical to those of the Investment Advisory Agreement.


         Claymore Advisors is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Investment Subadvisory Agreement. Mellon Capital acts as the investment subadviser of each of the Claymore U.S. Capital Markets Bond ETF. Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and the Claymore U.S. -1- The Capital Markets Index ETF pursuant to a sub-advisory agreement with the Investment Adviser (the "Investment Subadvisory Agreement"). Pursuant to the Investment Subadvisory Agreement, the Investment Subadviser manages the investment and reinvestment of the assets of the Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF, and the assets attributable to the fixed income and money market portions of the portfolio of the Claymore U.S. -1- The Capital Markets Index ETF, on an ongoing basis under the supervision of the Investment Adviser.

         The Investment Subadviser is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105.

         Pursuant to the Investment Subadvisory Agreement, the Investment Adviser pays the Investment Subadviser on a monthly basis a portion of the net advisory fees it receives from each of the Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and the Claymore U.S. -1- The Capital Markets Index ETF at the annualized rate of each such fund's average net assets as follows:

-------------------------------------- -----
First $200,000                         0.08%
-------------------------------------- -----
Over $200,000                          0.05%
-------------------------------------- -----


         The Investment Adviser pays the Investment Subadviser a minimum of $50,000 per year for each of Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and Claymore U.S.-1-The Capital Markets Index ETF.

         For the fiscal years ended May 31, 2009 and May 31, 2008, the Investment Adviser paid the Investment Subadviser the fees set forth below:


                                Fees Paid By Investment Adviser         Fees Paid by Investment Adviser
                                to Investment Subadviser for            to Investment Subadviser for      Date of Funds's
Fund                            Fiscal Year Ended May 31, 2009          Fiscal Year Ended May 31, 2008    Commencement of Operations
------------------------------- --------------------------------------- --------------------------------- --------------------------
Claymore U.S. Capital Markets           $ 3,887                                    $0                     February 12, 2008
Bond ETF
------------------------------- --------------------------------------- --------------------------------- --------------------------
Claymore U.S. Capital Markets           $ 4,348                                    $0                     February 12, 2008
Micro-Term Fixed Income ETF
------------------------------- --------------------------------------- --------------------------------- --------------------------
Claymore U.S.-1-The Capital             $ 7,028                                    $0                     February 12, 2008
Markets Index ETF
------------------------------- --------------------------------------- --------------------------------- --------------------------

         Under the 1940 Act, consummation of the transaction between Claymore and Guggenheim described above will also result in the automatic termination of the Investment Subadvisory Agreement. Accordingly, on September 28, 2009, the Board of Trustees approved an interim subadvisory agreement between the Investment Adviser and the Investment Subadviser (the "Interim Subadvisory Agreement"). The Interim Subadvisory Agreement takes effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new subadvisory agreement by the shareholders of each Subadvised Fund. In addition, the advisory fees earned by the Investment Subadviser pursuant to the Interim Subadvisory Agreement will be held in an interest-bearing escrow account with the Trust's custodian during the term of the Interim Subadvisory Agreement. If a Subadvised Fund's shareholders approve a new advisory agreement with the Investment Subadviser prior to the expiration of the term of the Interim Subadvisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Subadvised Fund shall be paid to the Investment Subadviser. If a Subadvised Fund's shareholders do not approve a new subadvisory agreement between the Investment Adviser and Investment Subadviser prior to the expiration of the term of the Interim Subadvisory Agreement, the Investment Subadviser shall be paid, out of the escrow account with respect to the Subadvised Fund, the lesser of (i) the Investment Subadviser's costs incurred in providing the services under the Interim Subadvisory Agreement (including any interest earned on that amount while in escrow) with respect to the Subadvised Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Subadvised Fund. Other than the effective dates and the provisions set forth above regarding the subadvisory fees' placement into an escrow account, the terms and conditions of the Interim Subadvisory Agreement are substantively identical to those of the Investment Subadvisory Agreement.

         On September 28, 2009, the Board of Trustees approved a new subadvisory agreement between the Investment Adviser and the Investment Subadviser (the "New Subadvisory Agreement") and recommended that the New Subadvisory Agreement be submitted to the shareholders of each Subadvised Fund for their approval. The New Subadvisory Agreement will take effect with respect to each Subadvised Fund upon its approval by the shareholders of each Subadvised Fund and will have an initial term of one year. Thereafter, the New Subadvisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, the terms and conditions of the New Subadvisory Agreement are substantively identical to those of the Investment Subadvisory Agreement.

         Administrator. Claymore Advisors also serves as the Trust's administrator. Pursuant to an administration agreement, Claymore Advisors provides certain administrative, bookkeeping and accounting services to the Trust. For the services, the Trust pays Claymore Advisors a fee, accrued daily and paid monthly, at the annualized rate of the Trust's average daily net assets as follows:

         First $200,000,000         0.0275%
         Next $300,000,000          0.0200%
         Next $500,000,000          0.0150%
         Over $1 billion            0.0100%

         For the fiscal years ended May 31, 2008 and May 31, 2009, respectively, after giving effect to fee waivers and expense reimbursements, the Trust paid to Claymore Advisors a total of $0 and $0, respectively, in fees pursuant to the administration agreement.

         Custodian and Transfer Agent. The Bank of New York Mellon ("BNY"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, BNY holds the Funds' assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset based fees which are accrued daily and paid monthly by the Investment Adviser from the management fee. For the fiscal years ended May 31, 2008, and May 31, 2009, respectively, the Trust paid to BNY a total of $206,315 and $407,998, respectively, in fees pursuant to the Custodian Agreement and Transfer Agency Agreement.


         Distributor. Claymore Securities, Inc. ("Claymore") is the distributor of the Funds' Shares (in such capacity, the "Distributor"). Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

         12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.

-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE

------------------------------------------------------------------------- --------------------------------------------
Claymore/Morningstar Information Super Sector Index ETF                   0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore/Morningstar Services Super Sector Index ETF                      0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore/Morningstar Manufacturing Super Sector Index ETF                 0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Bond ETF                                    0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                 0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S.-1-The Capital Markets Index ETF                             0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore/Zacks Dividend Rotation ETF                                      0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------

         The Trust may pay a monthly fee not to exceed 0.25% per annum of each Fund's average daily net assets to reimburse the Distributor for actual amounts expended to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to (i) delivering copies of the Trust's then-current prospectus to prospective purchasers of such Creation Units; (ii) marketing and promotional services including advertising; (iii) facilitating communications with beneficial owners of shares of the Fund; and (iv) such other services and obligations as are set forth in the Distribution Agreement. Distribution expenses incurred in any one year in excess of 0.25% of the Fund's average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board of Trustees, including a majority of the Independent Trustees. The Distributor may use all or any portion of the amount received pursuant to the Plan to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under the Plan.

         The Plan shall, unless terminated as set forth below, remain in effect with respect to the Fund provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. In the event of termination or non-continuance of the Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.


         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.


         The Plan was adopted in order to permit the implementation of the Fund's method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee.


         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

         The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

         Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based.

------------------------------------------------------------------------- --------------------------------------------
FUND                                                                      UNDERLYING INDEX

------------------------------------------------------------------------- --------------------------------------------
Claymore/Morningstar Information Super Sector Index ETF                   Morningstar Information Super Sector Index
------------------------------------------------------------------------- --------------------------------------------
Claymore/Morningstar Services Super Sector Index ETF                      Morningstar Services Super Sector Index
------------------------------------------------------------------------- --------------------------------------------
Claymore/Morningstar Manufacturing Super Sector Index ETF                 Morningstar Manufacturing Super Sector
                                                                          Index
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Bond ETF                                    CPMKTB-The Capital Markets Bond Index
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                 CPMKTL-The Capital Markets Liquidity Index
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S.-1-The Capital Markets Index ETF                             CPMKTS-The Capital Markets Index
------------------------------------------------------------------------- --------------------------------------------
Claymore/Zacks Dividend Rotation ETF                                      Zacks Dividend Rotation Index
------------------------------------------------------------------------- --------------------------------------------


         No Index Provider is affiliated with the Funds or the Investment Adviser or Investment Subadviser. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with the applicable Index Provider. The Funds reimburse the Investment Adviser for the licensing fee payable to the Index Provider.

         The only relationships that each Index Provider has with the Investment Adviser or Investment Subadviser or Distributor of the Funds in connection with the Funds are that each Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Indices and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Investment Adviser, Investment Subadviser, or Distributor or owners of the Funds. Each Index Provider has no obligation to take the specific needs of the Investment Adviser, Investment Subadviser or Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indices. Each Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the net asset value of the Funds. Each Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         EACH INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR UNDERLYING INDICES. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, INVESTMENT SUBADVISER OR DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDICES, EVEN IF THE INDEX PROVIDER IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             BROKERAGE TRANSACTIONS

         The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser and/or Investment Subadviser, as applicable, relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

         In seeking to implement the Trust's policies, the Investment Adviser and/or Investment Subadviser, as applicable, effect transactions with those brokers and dealers that the Investment Adviser and/or Investment Subadviser, as applicable, believe provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser and Investment Subadviser and their affiliates do not currently participate in soft dollar transactions.

         The Investment Adviser and/or Subadviser, as applicable, assume general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Investment Adviser and/or Investment Subadviser, as applicable, are considered at or about the same time, transactions in such securities are allocated among the Funds, the several investment companies and clients in a manner deemed equitable to all by the Investment Adviser and/or Investment Subadviser, as applicable. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.


         The aggregate brokerage commissions paid by each Fund for the Fund's fiscal year ended May 31, 2009 are set forth in the table below:

---------------------------------------- ----------------------------------------
FUND                                     BROKERAGE COMMISSIONS PAID FOR THE
                                         FISCAL YEAR ENDED MAY 31, 2009
---------------------------------------- ----------------------------------------
Claymore/Morningstar Information Super         $    348
Sector Index ETF
---------------------------------------- ----------------------------------------
Claymore/Morningstar Services Super            $    118
Sector Index ETF
---------------------------------------- ----------------------------------------
Claymore/Morningstar Manufacturing             $     97
Super Sector Index ETF
---------------------------------------- ----------------------------------------
Claymore U.S. Capital Markets Bond ETF         $      0
---------------------------------------- ----------------------------------------
Claymore U.S. Capital Markets                  $      0
Micro-Term Fixed Income ETF
---------------------------------------- ----------------------------------------
Claymore U.S.-1-The Capital Markets            $    400
Index ETF
---------------------------------------- ----------------------------------------
Claymore/Zacks Dividend Rotation ETF           $  7,794
---------------------------------------- ----------------------------------------


         The aggregate brokerage commissions paid by each Fund since the commencement of operations of that Fund until the end of the Fund's fiscal year ended May 31, 2008 are set forth in the table below:

---------------------------------------- ---------------------------------------- ------------------------------------
FUND                                     BROKERAGE COMMISSIONS PAID FOR THE       DATE OF FUND'S COMMENCEMENT OF
                                         FISCAL YEAR ENDED MAY 31, 2008           OPERATIONS
---------------------------------------- ---------------------------------------- ------------------------------------
Claymore/Morningstar Information Super         $91                                   August 22, 2007
Sector Index ETF
---------------------------------------- ---------------------------------------- ------------------------------------
Claymore/Morningstar Services Super            $67                                   August 22, 2007
Sector Index ETF
---------------------------------------- ---------------------------------------- ------------------------------------
Claymore/Morningstar Manufacturing             $59                                   August 22, 2007
Super Sector Index ETF
---------------------------------------- ---------------------------------------- ------------------------------------
Claymore U.S. Capital Markets Bond ETF         $0                                    February 12, 2008
---------------------------------------- ---------------------------------------- ------------------------------------
Claymore U.S. Capital Markets                  $0                                    February 12, 2008
Micro-Term Fixed Income ETF
---------------------------------------- ---------------------------------------- ------------------------------------
Claymore U.S.-1-The Capital Markets            $139                                  February 12, 2008
Index ETF
---------------------------------------- ---------------------------------------- ------------------------------------
Claymore/Zacks Dividend Rotation ETF           $3,517                                October 24, 2007
---------------------------------------- ---------------------------------------- ------------------------------------

                   ADDITIONAL INFORMATION CONCERNING THE TRUST

         The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on May 24, 2006.

         The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 20 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

         Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

         The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

         The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

         The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).


         Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.


         As of September 1, 2009, the following persons owned 5% or more of a Fund's securities:

-------------------------------------------------------------------------------------------------------------
                       CLAYMORE/MORNINGSTAR INFORMATION SUPER SECTOR INDEX ETF (MZN)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
           Goldman Sachs                85 Broad Street, New York, NY                   81.86%
                                                    10004
------------------------------------- ----------------------------------- -----------------------------------
          JP Morgan Chase                      270 Park Avenue                          6.04%
                                           New York, NY 10017-2070
------------------------------------- ----------------------------------- -----------------------------------



-------------------------------------------------------------------------------------------------------------
                         CLAYMORE/MORNINGSTAR SERVICES SUPER SECTOR INDEX ETF (MZO)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
           Goldman Sachs                85 Broad Street, New York, NY                   83.13%
                                                    10004
------------------------------------- ----------------------------------- -----------------------------------
          Timber Hill LLC              209 S. LaSalle Street, Chicago,                  12.43%
                                                   IL 60604
------------------------------------- ----------------------------------- -----------------------------------

-------------------------------------------------------------------------------------------------------------
                      CLAYMORE/MORNINGSTAR MANUFACTURING SUPER SECTOR INDEX ETF (MZG)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
          JP Morgan Chase                      270 Park Avenue                          82.99%
                                           New York, NY 10017-2070
------------------------------------- ----------------------------------- -----------------------------------
           Merrill Lynch                   4 World Financial Center                     5.73%
                                              New York, NY 10080
------------------------------------- ----------------------------------- -----------------------------------



-------------------------------------------------------------------------------------------------------------
                                CLAYMORE U.S. CAPITAL MARKETS BOND ETF (UBD)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
           Merrill Lynch                   4 World Financial Center                     73.46%
                                              New York, NY 10080
------------------------------------- ----------------------------------- -----------------------------------
           Charles Schwab             120 Kearny Street, San Francisco,                 7.13%
                                                   CA 94108
------------------------------------- ----------------------------------- -----------------------------------
            Pershing LLC               One Pershing Plaza, Jersey City,                 6.71%
                                                   NJ 07399
------------------------------------- ----------------------------------- -----------------------------------



-------------------------------------------------------------------------------------------------------------
                      CLAYMORE U.S. CAPITAL MARKETS MICRO-TERM FIXED INCOME ETF (ULQ)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
           Merrill Lynch                   4 World Financial Center                     17.86%
                                              New York, NY 10080
------------------------------------- ----------------------------------- -----------------------------------
             MSC/RETAIL                                                                 16.69%
------------------------------------- ----------------------------------- -----------------------------------
    UBS Financial Services, Inc.       1285 Avenue of the Americas, New
                                                York, NY 10019                          16.18%
------------------------------------- ----------------------------------- -----------------------------------
        First Clearing, LLC              10700 Wheat First Drive, MC                    11.81%
                                         WS1024, Glen Allen, VA 07302
------------------------------------- ----------------------------------- -----------------------------------
  Merrill Lynch, Pierce, Fenner &       250 Vasey Street, NY, NY 10080                  8.95%
               Smith
------------------------------------- ----------------------------------- -----------------------------------
        RBC Capital Markets                 Suite 2100, Park Place
                                              666 Burrard Street
                                            Vancouver, BC, Canada
                                                   V6C 3B1                              6.90%
------------------------------------- ----------------------------------- -----------------------------------



-------------------------------------------------------------------------------------------------------------
                           CLAYMORE U.S.-1 - THE CAPITAL MARKETS INDEX ETF (UEM)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
           Merrill Lynch                   4 World Financial Center                     73.87%
                                              New York, NY 10080
------------------------------------- ----------------------------------- -----------------------------------
           Charles Schwab             120 Kearny Street, San Francisco,
                                                   CA 94108                             5.47%
------------------------------------- ----------------------------------- -----------------------------------



-------------------------------------------------------------------------------------------------------------
                                 CLAYMORE/ZACKS DIVIDEND ROTATION ETF (IRO)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
           Goldman Sachs                85 Broad Street, New York, NY                   27.45%
                                                    10004
------------------------------------- ----------------------------------- -----------------------------------
           Merrill Lynch                   4 World Financial Center
                                              New York, NY 10080                        16.77%
------------------------------------- ----------------------------------- -----------------------------------
           Charles Schwab             120 Kearny Street, San Francisco,
                                                   CA 94108                             14.21%
------------------------------------- ----------------------------------- -----------------------------------
  National Financial Services LLC      200 Liberty Street, New York, NY                 10.94%
                                                    10281
------------------------------------- ----------------------------------- -----------------------------------
        First Clearing, LLC              10700 Wheat First Drive, MC                    5.39%
                                         WS1024, Glen Allen, VA 07302
------------------------------------- ----------------------------------- -----------------------------------


         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

         DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.


         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

         Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Funds. The Investment Adviser periodically renews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

         To the extent that a third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

         The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 1-888-949-3837 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Fund will be available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. The Funds' Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-888-949-3837 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532.


         Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Funds and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust's Policy is implemented and overseen by the Chief Compliance Officer of the Funds, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' complete portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (NSCC). The basket represents one Creation Unit of the Fund. The Trust, the Investment Adviser and Claymore will not disseminate non-public information concerning the Trust.


         Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

         The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

         A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.


         The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.


         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

         The Trust intends to require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to replace any Deposit Security of a Fund that is a TBA transaction or a commercial paper instrument. The amount of cash contributed will be equivalent to the price of the TBA transaction or commercial paper instrument listed as a Deposit Security. In addition, the Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security which: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, "custom orders"). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Investment Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund or resulting from certain corporate actions.

         Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.


         All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order placed by an Authorized Participant must be received no later than 4:00 p.m. Eastern time on the trade date in the event that the Trust requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

         Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

         Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Investment Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

         All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third
(3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

         Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to Claymore regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

         The standard and maximum Creation/Redemption Transaction Fee for each Fund is set forth in the table below:

------------------------------------ ---------------------------------------- ----------------------------------------
FUND                                 STANDARD CREATION/REDEMPTION             MAXIMUM CREATION/REDEMPTION
                                     TRANSACTION FEE                          TRANSACTION FEE
------------------------------------ ---------------------------------------- ----------------------------------------
Claymore/Morningstar Information           $2,000                                   $8,000
Super Sector Index ETF
------------------------------------ ---------------------------------------- ----------------------------------------
Claymore/Morningstar Services              $5,500                                   $22,000
Super Sector Index ETF
------------------------------------ ---------------------------------------- ----------------------------------------
Claymore/Morningstar Manufacturing         $3,500                                   $14,000
Super Sector Index ETF
------------------------------------ ---------------------------------------- ----------------------------------------
Claymore U.S. Capital Markets Bond         $1,000                                   $4,000
ETF
------------------------------------ ---------------------------------------- ----------------------------------------
Claymore U.S. Capital Markets              $1,000                                   $4,000
Micro-Term Fixed Income ETF
------------------------------------ ---------------------------------------- ----------------------------------------
Claymore U.S.-1-The Capital                $1,000                                   $4,000
Markets Index ETF
------------------------------------ ---------------------------------------- ----------------------------------------
Claymore/Zacks Dividend Rotation           $500                                     $2,000
ETF
------------------------------------ ---------------------------------------- ----------------------------------------

         Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at its NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.


         With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

         Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

         Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

         Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

         The chart below describes in further detail the placement of redemption orders outside the clearing process.

                                TRANSMITTAL DATE    NEXT BUSINESS DAY        SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                 (T+1)                 DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------

CREATION THROUGH NSCC

----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.              No action.          Creation Unit
                                                                                                Aggregations  will be
                             Order must be                                                      delivered.
                             received by the
                             Distributor.

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.              No action.          Creation Unit
                                                                                                Aggregations will be
                             Order must be                                                      delivered.
                             received by the
                             Distributor.

                             Orders received after
                             3:00 p.m. (ET) will
                             be treated  as
                             standard orders.
----------------------------------------------------------------------------------------------------------------------


                                       39

                                TRANSMITTAL DATE    NEXT BUSINESS DAY        SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                 (T+1)                 DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------
CREATION OUTSIDE NSCC

----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Creation Unit
                                                                                                Aggregations  will be
                             Order in proper form   Deposit Securities                          delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.

                                                    2:00 p.m. (ET)

                                                    Cash Component must be
                                                    received by the
                                                    Custodian.

----------------------------------------------------------------------------------------------------------------------
STANDARD  ORDERS  CREATED IN 4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          1:00 p.m. (ET)
ADVANCE  OF  RECEIPT  BY THE
TRUST  OF ALL  OR A  PORTION Order in proper form   Available       Deposit                     Missing Deposit
OF THE DEPOSIT SECURITIES    must be received       by Securities.                              Securities are due
                             the Distributor.                                                   to the  Trust or the
                                                    Cash in an amount                           Trust may use cash
                                                    equal to the sum of                         on deposit to
                                                    (i) the Cash                                purchase missing
                                                    Component, plus (ii)                        Deposit Securities.
                                                    115% of the market
                                                    value of the                                Creation Unit
                                                    undelivered Deposit                         Aggregations will be
                                                    Securities.                                 delivered.
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Creation Unit
                                                                                                Aggregations will be
                             Order in proper form   Deposit Securities                          delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.

                             Orders received after
                             3:00 p.m. (ET) will    2:00 p.m. (ET)
                             be treated as
                             standard orders.       Cash Component must be
                                                    received by the Orders
                                                    Custodian.
----------------------------------------------------------------------------------------------------------------------
REDEMPTION THROUGH NSCC

----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.              No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be                                                      Amount will be
                             received by the                                                    transferred.
                             Transfer Agent.

                             Orders received after
                             4:00 p.m. (ET) will be
                             deemed received on the
                             next business day (T+1).

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.              No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be                                                      Amount will be
                             received by the                                                    transferred.
                             Transfer Agent.

                             Orders received after
                             3:00 p.m. (ET) will
                             be treated as
                             standard orders.
----------------------------------------------------------------------------------------------------------------------

                                       40

                                TRANSMITTAL DATE    NEXT BUSINESS DAY        SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                 (T+1)                 DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------
REDEMPTION OUTSIDE OF NSCC

----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be          Fund Shares must be                         Amount is delivered
                             received by            the delivered through DTC                   to the redeeming
                             Transfer Agent.        to the Custodian.                           beneficial owner.

                             Orders  received after 2:00 p.m. (ET)
                             4:00 p.m. (ET) will
                             be deemed received on Cash Component, if the next business day any, is due.
                             (T+1).
                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be          Fund Shares must be                         Amount is delivered
                             received by the        delivered through DTC                       to the redeeming
                             Transfer Agent.        to the Custodian.                           beneficial owner.

                             Orders received after  2:00 p.m. (ET)
                             3:00 p.m. (ET) will
                             be treated as          Cash Component, if
                             standard orders.       any, is due.

                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.

----------------------------------------------------------------------------------------------------------------------


                                      TAXES

         Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net Short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits. In addition, in order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

         Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) to qualify for RIC status are determined at the Fund level rather than at the Trust level.

         Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

         As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

         The Funds may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, structured notes, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Funds. The Funds may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

         Distributions from a Fund's net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

         Dividends declared by a Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

         Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Thereafter, without further congressional action, that rate will return to 20%.In addition, for taxable years beginning before January 1, 2011 some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the corporate dividends received deduction. In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

         If, for any calendar year, the total distributions made exceed the Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

         The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

         Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an non-corporate shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

         Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

         Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.


             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

         Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

         In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

         Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

                              DETERMINATION OF NAV

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy and Sell Shares -- Pricing Fund Shares."

         The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.


         In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

                           DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

         General Policies. Dividends from net investment income, if any, are declared and paid annually for the Claymore/Morningstar Information Super Sector Index ETF, Claymore/Morningstar Services Super Sector Index ETF and Claymore/Morningstar Manufacturing Super Sector Index ETF, quarterly for the Claymore U.S.-1 - The Capital Markets Index ETF and the Claymore/Zacks Dividend Rotation ETF and monthly for the Claymore U.S. Capital Markets Bond ETF and the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

         Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

                            MISCELLANEOUS INFORMATION


         Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, is counsel to the Trust.


         Independent Registered Public Accounting Firm. Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. They audit the Funds' financial statements and perform other audit related and tax audit services.


                              FINANCIAL STATEMENTS


         The Funds' audited financial statements, including the financial highlights for the year ended May 31, 2009, and filed electronically with the Securities and exchange Commission are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual Report at no charge by calling 1-888-949-3837 during normal business hours.

                    INVESTMENT COMPANY ACT FILE NO. 811-21906

                       CLAYMORE EXCHANGE-TRADED FUND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                            DATED SEPTEMBER 30, 2009

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated September 30, 2009 for the Claymore/S&P Global Dividend Opportunities Index ETF, a series of the Claymore Exchange-Traded Fund Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Claymore Securities, Inc., or by calling toll free 1-888-949-3837.


Table of Contents

                                                                      Page

GENERAL DESCRIPTION OF THE TRUST AND THE FUND............................2


EXCHANGE LISTING AND TRADING.............................................2


INVESTMENT RESTRICTIONS AND POLICIES.....................................3


INVESTMENT POLICIES AND RISKS............................................4


GENERAL CONSIDERATIONS AND RISKS.........................................8


MANAGEMENT..............................................................10


BROKERAGE TRANSACTIONS..................................................20


ADDITIONAL INFORMATION CONCERNING THE TRUST.............................20


CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS...................24


TAXES...................................................................42


FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS..................44


DETERMINATION OF NAV....................................................44


DIVIDENDS AND DISTRIBUTIONS.............................................44


MISCELLANEOUS INFORMATION...............................................45


FINANCIAL STATEMENTS....................................................45

                  GENERAL DESCRIPTION OF THE TRUST AND THE FUND


         The Trust was organized as a Delaware statutory trust on May 24, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 20 investment portfolios. This Statement of Additional Information relates to the following investment portfolio: the Claymore/S&P Global Dividend Opportunities Index ETF (the "Fund"). The Claymore/S&P Global Dividend Opportunities Index ETF is based on an underlying index (the "Underlying Index") of U.S. and non-U.S. securities. The Fund is "non-diversified" and, as such, the Fund's investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Fund are referred to herein as "Shares" or "Fund Shares."


         The Fund is managed by Claymore Advisors, LLC ("Claymore Advisors" or the "Investment Adviser").


         The Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the relevant Underlying Indices (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Fund anticipates that its Shares will be listed on the NYSE ARCA, Inc. (the "NYSE Arca"). Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 80,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.


         The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING


         There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Indices is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of the Fund from listing and trading upon termination of such Fund.

         As in the case of other stocks traded on the NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.


         The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVE

         The investment objective of the Claymore/S&P Global Dividend Opportunities Index ETF is to provide investment results that correspond generally to the performance before the Fund's fees and expenses of an equity index called the "S&P Global Dividend Opportunities Index."

INVESTMENT RESTRICTIONS

         The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Fund's respective investment restrictions, numbered (1) through (7) below. The Fund, as a fundamental policy, may not:

         (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

         (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

         (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

         (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

         (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

         (7) Issue senior securities, except as permitted under the 1940 Act.

         Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

         The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. The Fund may not:

         (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

         (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

         (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

         (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

         (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

         The investment objective of the Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

                          INVESTMENT POLICIES AND RISKS

         Loans of Portfolio Securities. The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of the Fund's total assets.

         Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

         Repurchase Agreements. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

         The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

         The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

         Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

         Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

         Real Estate Investment Trusts ("REITs"). The Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

         Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

         Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

         A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

         Futures and Options. The Fund may utilize exchange-traded futures and options contracts and swap agreements.

         Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

         Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

         The Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

         An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

         The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

         Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund's Prospectus and this Statement of Additional Information.

         Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

         The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

         The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

                        GENERAL CONSIDERATIONS AND RISKS

         A discussion of the risks associated with an investment in the Fund is contained in the Prospectus in the "Principal Risks of Investing in the Fund" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

         An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

         An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

         The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

         Risks of Currency Transactions. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of its Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

         Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

         Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

         The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

         Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

         Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

         Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

         Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.


                                   MANAGEMENT

         Trustees and Officers


         The general supervision of the duties performed by the Investment Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Investment Adviser. During the Fund's fiscal year ended May 31, 2009, the Trustees met four times.

         The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 20 portfolios, 14 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 15 closed-end management investment companies.

                                                  TERM OF                               NUMBER OF
                                                 OFFICE AND                           PORTFOLIOS IN
                                   POSITION(S)   LENGTH OF          PRINCIPAL          FUND COMPLEX          OTHER
     NAME, ADDRESS AND AGE OF      HELD WITH       TIME        OCCUPATION DURING        OVERSEEN BY    DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEES*           TRUST       SERVED**        PAST 5 YEARS           TRUSTEES         BY TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes                  Trustee      Since 2006   Private Investor.              44        None.
Year of Birth: 1951                                          Formerly, Senior Vice
                                                             President, Treasurer
                                                             (1993-1997),
                                                             President, Pizza Hut
                                                             International
                                                             (1991-1993) and Senior
                                                             Vice President,
                                                             Strategic Planning and
                                                             New Business
                                                             Development
                                                             (1987-1990) of
                                                             PepsiCo, Inc.
                                                             (1987-1997).
Ronald E. Toupin, Jr.              Trustee      Since 2006   Retired.  Formerly             43        None.
Year of Birth: 1958                                          Vice President,
                                                             Manager and
                                                             Portfolio Manager
                                                             of Nuveen Asset
                                                             Management
                                                             (1998-1999), Vice
                                                             President of Nuveen
                                                             Investment Advisory
                                                             Corporation
                                                             (1993-1999), Vice
                                                             President and
                                                             Manager of Nuveen
                                                             Unit Investment
                                                             Trusts (1991-1999),
                                                             and Assistant Vice
                                                             President and
                                                             Portfolio Manager
                                                             of Nuveen Unit
                                                             Investment Trusts
                                                             (1988-1999), each
                                                             of John Nuveen &
                                                             Company, Inc.
                                                             (1982-1999).

Ronald A. Nyberg                   Trustee      Since 2006   Partner of Nyberg &            46        None.
Year of Birth: 1953                                          Cassioppi, LLC, a law
                                                             firm specializing in
                                                             Corporate Law, Estate
                                                             Planning and Business
                                                             Transactions
                                                             (2000-present).
                                                             Formerly, Executive
                                                             Vice President,
                                                             General Counsel, and
                                                             Corporate Secretary of
                                                             Van Kampen Investments
                                                             (1982-1999).


         *The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

         **This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

         The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.


                                                                                 NUMBER OF
                                             TERM OF                            PORTFOLIOS
                                            OFFICE AND                            IN FUND
                             POSITION(S)      LENGTH           PRINCIPAL          COMPLEX
 NAME, ADDRESS AND AGE OF     HELD WITH      OF TIME     OCCUPATION(S) DURING    OVERSEEN   OTHER DIRECTORSHIPS
   MANAGEMENT TRUSTEES*         TRUST        SERVED**        PAST 5 YEARS       BY TRUSTEES   HELD BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso***         Trustee; and   Trustee      Attorney. Formerly,         45      None
Year of birth: 1965         Chief Legal    since 2006   Senior Managing
                            and Executive               Director and Chief
                            Officer                     Administrative Officer

                                                        (2007-2008) and General
                                                        Counsel (2001-2007) of
                                                        Claymore Advisors, LLC
                                                        and Claymore Securities,
                                                        Inc., President and
                                                        Secretary of Claymore
                                                        Investments, Inc.
                                                        (2004-2008). Formerly,
                                                        Assistant General
                                                        Counsel, John Nuveen and
                                                        Company (1999-2001).
                                                        Formerly Vice President
                                                        and Associate General
                                                        Counsel of Van Kampen
                                                        Investments (1992-1999).

----------------------
* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

*** Mr. Dalmaso is an interested person of the Trust because of his former position as an officer of the Investment Adviser and certain of its affiliates and his equity ownership of the Adviser and certain of its affiliates.

NAME, ADDRESS AND AGE OF        POSITION(S)HELD   LENGTH OF TIME
EXECUTIVE OFFICER               WITH TRUST        SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------

J. Thomas Futrell               Chief Executive    Since 2008
Year of birth: 1955             Officer                             Senior Managing Director, Chief Investment
                                                                    Officer (2008-present) of Claymore
                                                                    Advisors, LLC and Claymore Securities,
                                                                    Inc.; Chief Executive Officer of certain
                                                                    funds in the Fund Complex. Formerly,
                                                                    Managing Director in charge of Research
                                                                    (2000-2007) for Nuveen Asset Management.

                                       12

NAME, ADDRESS AND AGE OF        POSITION(S)HELD   LENGTH OF TIME
EXECUTIVE OFFICER               WITH TRUST        SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------

Kevin M. Robinson               Chief Legal       Since 2008
Year of birth: 1959             Officer                             Senior Managing Director, General Counsel
                                                                    and Corporate Secretary (2007-present) of
                                                                    Claymore Advisors, LLC and Claymore
                                                                    Securities, Inc.; Chief Legal Officer of
                                                                    certain funds in the Fund Complex.
                                                                    Formerly, Associate General Counsel (2000-
                                                                    2007) of NYSE Euronext, Inc. Formerly,
                                                                    Archipelago Holdings, Inc.  Senior Managing
                                                                    Director and Associate General Counsel
                                                                    (1997-2000) of ABN Amro Inc. Formerly,
                                                                    Senior Counsel in the Enforcement Division
                                                                    (1989-1997) of the U.S. Securities and
                                                                    Exchange Commission.

Steven M. Hill                  Chief Financial  Since 2006         Senior Managing Director (2005-present) and
Year of birth: 1964             Officer, Chief                      Chief Financial Officer (2005-2006),
                                Accounting                          Managing Director (2003-2005) of Claymore
                                Officer and                         Advisors, LLC and Claymore Securities,
                                Treasurer                           Inc.; Chief Financial Officer, Chief
                                                                    Accounting Officer and Treasurer of certain
                                                                    funds in the Fund Complex. Formerly,
                                                                    Treasurer of Henderson Global Funds and
                                                                    Operations Manager for Henderson Global
                                                                    Investors (NA) Inc. (2002-2003); Managing
                                                                    Director, FrontPoint Partners LLC
                                                                    (2001-2002); Vice President, Nuveen
                                                                    Investments (1999-2001); Chief Financial
                                                                    Officer, Skyline Asset Management LP,
                                                                    (1999); Vice President, Van Kampen
                                                                    Investments and Assistant Treasurer, Van
                                                                    Kampen mutual funds (1989-1999).

Bruce Saxon                     Chief  Compliance Since 2006        Vice President - Fund Compliance  Officer of
Year of birth: 1957             Officer                             Claymore  Securities, Inc. (2006-present).
                                                                    Chief Compliance Officer of certain funds in
                                                                    the Fund Complex. Formerly, Chief Compliance
                                                                    Officer/Assistant Secretary of Harris
                                                                    Investment Management, Inc. (2003-2006).
                                                                    Director-Compliance of Harrisdirect LLC
                                                                    (1999-2003).

Melissa J. Nguyen               Secretary         Since 2006        Vice President and Assistant General
Year of birth: 1978                                                 Counsel of Claymore Securities, Inc.
                                                                    (2005-present). Secretary of certain funds
                                                                    in the Fund Complex. Formerly, Associate,
                                                                    Vedder Price (2003-2005).

William H. Belden III           Vice President    Since 2006        Managing  Director of Claymore Securities,
Year of birth: 1965                                                 Inc. (2005-present). Formerly, Vice
                                                                    President of Product Management at Northern
                                                                    Trust Global Investments (1999-2005); Vice
                                                                    President of Stein Roe & Farnham
                                                                    (1995-1999).

Chuck Craig                     Vice President    Since 2006        Managing Director (2006-present), Vice
Year of birth: 1967                                                 President (2003-2006) of Claymore
                                                                    Securities, Inc. Formerly, Assistant Vice
                                                                    President, First Trust Portfolios, L.P.
                                                                    (1999-2003); Analyst, PMA Securities, Inc.
                                                                    (1996-1999).

James Howley                    Assistant         Since 2006        Vice President, Fund Administration of
Year of birth: 1972             Treasurer                           Claymore Securities, Inc. (2004-present).
                                                                    Formerly, Manager, Mutual Fund
                                                                    Administration of Van Kampen Investments,
                                                                    Inc.
Mark J.  Furjanic               Assistant         Since 2008
Year of birth: 1959             Treasurer                           Vice President, Fund Administration-Tax
                                                                    (2005-present) of Claymore Advisors, LLC
                                                                    and Claymore Securities, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Senior Manager
                                                                    (1999-2005) for Ernst & Young LLP.

                                       13


NAME, ADDRESS AND AGE OF        POSITION(S)HELD   LENGTH OF TIME
EXECUTIVE OFFICER               WITH TRUST        SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------

Donald P. Swade                 Assistant         Since 2008
Year of birth: 1972             Treasurer                           Vice President, Fund Administration
                                                                    (2006-present) of Claymore Advisors, LLC
                                                                    and Claymore Securities, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Manager-Mutual Fund
                                                                    Financial Administration (2003-2006) for
                                                                    Morgan Stanley/Van Kampen Investments.

Mark E. Mathiasen               Assistant         Since 2008        Vice President; Assistant General
Year of birth: 1978             Secretary                           Counsel of Claymore  Securities, Inc.
                                                                    (2007-present). Secretary of certain funds in
                                                                    the Fund Complex. Previously, Law Clerk,
                                                                    Idaho State Courts (2003-2006).




----------------------
* The business address of each Officer is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.


                                                           AGGREGATE DOLLAR RANGE OF
                                                            EQUITY SECURITIES IN ALL
                            DOLLAR RANGE OF EQUITY            REGISTERED INVESTMENT
                              SECURITIES IN THE               COMPANIES OVERSEEN BY
                         CLAYMORE/S&P GLOBAL DIVIDEND         TRUSTEE IN FAMILY OF
                            OPPORTUNITIES INDEX ETF            INVESTMENT COMPANIES
NAME OF TRUSTEE              (AS OF MAY 31, 2009)              (AS OF MAY 31, 2009)
-------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                      None                      Over $100,000
Ronald A. Nyberg                       None                      Over $100,000
Ronald E. Toupin                       None                           None

INTERESTED TRUSTEE
Nicholas Dalmaso                       None                           None

         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

         Messrs. Barnes, Nyberg and Toupin, who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. During the Fund's fiscal year ended May 31, 2009, the Trust's Nominating and Governance Committee met one time.


         Messrs. Barnes, Nyberg and Toupin, who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust's independent registered public accounting firm. During the Fund's fiscal year ended May 31, 2009, the Trust's Audit Committee met four times.


         Remuneration of Trustees and Officers

         Prior to 2009, the Trust, together with Claymore Exchange-Traded Fund Trust 2, paid each Independent Trustee a fee of $25,000 per year plus $1,000 per Board or committee meeting participated in, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         Effective with the first meeting of the Trustees in 2009, the Trust, together with Claymore Exchange-Traded Fund Trust, pays each Independent
Trustee a fee of $25,000 per year, and also pays an annual fee of $4,500 to the independent chairperson of the Board of Trustees and an annual fee of $1,500 to the independent chairperson of the Audit Committee or the Nominating and Governance Committee. In addition, the Trust pays each Independent Trustee a fee of (a) $1,000 for each regular or special meeting of the Board of Trustees attended by such Trustee, (b) $1,000 for each meeting of the Board of Trustees for the organization of one or more new separate series of the Trust attended by such Trustee, (c) $500 for each meeting of the Audit Committee or Nominating and Governance Committee attended by such Trustee (in each case whether the meeting occurs and/or the Trustee attends in person or by telephone).

         Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.


         The table below shows the compensation that was paid to Trustees for the Fund's fiscal year ended May 31, 2009:

                                                           PENSION OR RETIREMENT
                                AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID
NAME OF TRUSTEE                         FROM TRUST                FUND EXPENSES               FROM FUND COMPLEX
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                $40,750                  N/A                            $213,688
Ronald A. Nyberg                 $40,750                  N/A                            $372,438
Ronald E. Toupin, Jr.            $42,250                  N/A                            $309,313

INTERESTED TRUSTEE
Nicholas Dalmaso                 N/A                      N/A                            N/A



         The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of the Fund.



         Investment Adviser. The Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

         Portfolio Manager. Chuck Craig, Managing Director, Research and Development, of Claymore, serves as portfolio manager for the Fund and is responsible for the day-to-day management of the Fund's portfolio.


         Other Accounts Managed by the Portfolio Manager. As of July 31, 2009, Mr. Craig managed two registered investment companies (consisting of a total of 34 separate series) with a total of $1.64 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.


         Although the Funds in the Trust that are managed by Mr. Craig may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Investment Adviser does not believe that management of the different Funds of the Trust presents a material conflict of interest for the portfolio manager or the Investment Adviser.

         Portfolio Manager Compensation. The portfolio manager's compensation consists of the following elements:

         Base salary: The portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

         Annual bonus: The portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, the portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. The portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.


         Securities Ownership of the Portfolio Managers. As of July 31, 2009, Mr. Craig did not own shares of the Fund.


         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Fund has agreed to pay an annual management fee equal to a percentage of its average daily net assets set forth in the chart below.

-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE
-------------------------------------------------------------------------- -------------------------------------------
Claymore/S&P Global Dividend Opportunities Index ETF                       0.50% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------

         The Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. The Fund's Investment Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, all or a portion of the Fund's licensing fees, offering costs, brokerage commissions, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding the percentage of its average net assets set forth in the chart below. The offering costs excluded from the 0.60% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into the Expense Reimbursement Agreement in which the Investment Adviser has agreed to waive its management fees and/or pay certain other operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below the expense cap listed below (the "Expense Cap"). For a period of five (5) years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                    EXPENSE CAP
-------------------------------------------------------------------------- -------------------------------------------
Claymore/S&P Global Dividend Opportunities Index ETF                       0.60% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------


         The aggregate amount of the management fee paid by the Fund to the Investment Adviser for the Fund's fiscal year ended May 31, 2009 (before giving effect to any amounts waived or reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of fees waived by the Investment Adviser (net of expenses, reimbursed to the Investment Adviser under the Expense Reimbursement Agreement) during that period are set forth in the chart below with respect to the Fund.

---------------------------- ------------------------------ ------------------------------
FUND                         MANAGEMENT FEES PAID (BEFORE
                             WAIVERS/REIMBURSEMENTS) FOR    NET  MANAGEMENT  FEES WAIVED
                             THE FISCAL  YEAR  ENDED        FOR THE  FISCAL  YEAR  ENDED
                             MAY 31, 2009                   MAY 31, 2009
---------------------------- ------------------------------ ------------------------------
Claymore/S&P Global          $24,792                        $24,792
Dividend Opportunities
Index ETF
---------------------------- ------------------------------ ------------------------------

         The aggregate amount of the management fee paid by the Fund to the Investment Adviser since the commencement of operations of the Fund until the end of the Fund's fiscal year ended May 31, 2008 (before giving effect to any amounts waived or reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of fees waived by the Investment Adviser (net of expenses, reimbursed to the Investment Adviser under the Expense Reimbursement Agreement) during that period are set forth in the chart below with respect to the Fund.

---------------------------- ------------------------------ ------------------------------ ---------------------------
FUND                         MANAGEMENT FEES PAID (BEFORE
                             WAIVERS/REIMBURSEMENTS) FOR    NET  MANAGEMENT  FEES WAIVED   DATE     OF     FUND'S
                             THE FISCAL  YEAR  ENDED        FOR THE  FISCAL  YEAR  ENDED   COMMENCEMENT OF OPERATIONS
                             MAY 31, 2008                           MAY 31, 2008
---------------------------- ------------------------------ ------------------------------ ---------------------------
Claymore/S&P Global          $19,506                        $19,506                        June 25, 2007
Dividend Opportunities
Index ETF
---------------------------- ------------------------------ ------------------------------ ---------------------------



         Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until November 1, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.


         Claymore Advisors is located at 2455 Corporate West Drive, Lisle, Illinois 60532.


         On July 17, 2009, Claymore Group Inc., the parent of the Investment Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Investment Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Investment Adviser.

Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Investment Advisory Agreement. The transaction is expected to close on or about September 30, 2009 (such closing date being the "Effective Date"). Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Investment Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement takes effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of each Fund. In addition, the advisory fees earned by the Investment Adviser pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Trust's custodian during the term of the Interim Advisory Agreement. If the Fund's shareholders approve a new advisory agreement with the Investment Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Investment Adviser. If the Fund's shareholders do not approve a new advisory agreement with the Investment Adviser prior to the expiration of the term of the Interim Advisory Agreement, the Investment Adviser shall be paid, out of the escrow account with respect to the Fund, the lesser of
(i) the Investment Adviser's costs incurred in providing the services under the Interim Advisory Agreement (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory fees' placement into an escrow account, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Investment Advisory Agreement.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Trust and the Investment Adviser (the "New Advisory Agreement") and recommended that the New Advisory Agreement be submitted to the shareholders of the Fund for their approval. The New Advisory Agreement will take effect with respect to the Fund upon its approval by the shareholders of the Fund and will have an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, the terms and conditions of the New Advisory Agreement are substantively identical to those of the Investment Advisory Agreement.


         Administrator. Claymore Advisors, LLC also serves as the Trust's administrator. Pursuant to an administration agreement, Claymore Advisors provides certain administrative, bookkeeping and accounting services to the Trust. For the services, the Trust pays Claymore Advisors a fee, accrued daily and paid monthly, at the annualized rate of the Trust's average daily net assets as follows:

         First $200,000,000         0.0275%
         Next $300,000,000          0.0200%
         Next $500,000,000          0.0150%
         Over $1 billion            0.0100%


         For the fiscal years ended May 31, 2008 and May 31, 2009, respectively, after giving effect to fee waivers and expense reimbursements, the Trust paid to Claymore a total of $0 and $0, respectively, in fees pursuant to the administration agreement.

         Custodian and Transfer Agent . The Bank of New York Mellon ("BNY"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, BNY holds the Fund's assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement. BNY may be reimbursed by the Fund for its out-of-pocket expenses.

         Pursuant to the Custodian Agreement and the Transfer Agency Agreement, each between BNY and the Trust, the Trust has agreed to pay an annual fee for custodial and transfer agency services at the annualized rate of the Trust's average daily net assets as follows:

         First $2 billion           0.0375%
         Over $2 billion            0.0275%


         For the fiscal years ended May 31, 2008 and 2009, respectively, the Trust paid to BNY a total of $206,315 and $407,998, respectively in fees pursuant to the Custodian Agreement and Transfer Agency Agreement.


         Distributor. Claymore Securities, Inc. ("Claymore") is the Distributor of the Fund's Shares. Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

         12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.


-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE
-------------------------------------------------------------------------- -------------------------------------------
Claymore/S&P Global Dividend Opportunities Index ETF                       0.25% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------


         The Trust may pay a monthly fee not to exceed 0.25% per annum of each Fund's average daily net assets to reimburse the Distributor for actual amounts expended to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to (i) delivering copies of the Trust's then-current prospectus to prospective purchasers of such Creation Units; (ii) marketing and promotional services including advertising; (iii) facilitating communications with beneficial owners of shares of the Fund; and (iv) such other services and obligations as are set forth in the Distribution Agreement. Distribution expenses incurred in any one year in excess of 0.25% of the Fund's average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board of Trustees, including a majority of the Independent Trustees. The Distributor may use all or any portion of the amount received pursuant to the Plan to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under the Plan.

         The Plan shall, unless terminated as set forth below, remain in effect with respect to the Fund provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. In the event of termination or non-continuance of the Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.


         The Plan was adopted in order to permit the implementation of the Fund's method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee.


         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

         The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

         Index Providers. Set forth below is a list of the Fund and the Underlying Index upon which it is based.

------------------------------------------------------------ ---------------------------------------------------------
FUND                                                         UNDERLYING INDEX
------------------------------------------------------------ ---------------------------------------------------------
Claymore/S&P Global Dividend Opportunities Index ETF         S&P Global Dividend Opportunities Index
------------------------------------------------------------ ---------------------------------------------------------

         Standard & Poor's and its affiliates ("S&P"), the Fund's index provider is not affiliated with the Claymore/S&P Global Dividend Opportunities Index ETF or with the Investment Adviser. The Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with S&P. The Fund reimburses the Investment Adviser for the licensing fee payable to S&P.

         The only relationship that S&P has with the Investment Adviser or Distributor of the Fund in connection with the Fund is that each has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Investment Adviser, Distributor or owners of the Fund. S&P has no obligation to take the specific needs of the Investment Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. S&P is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR UNDERLYING INDEX. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF S&P IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             BROKERAGE TRANSACTIONS

         The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

         In seeking to implement the Trust's policies, the Investment Adviser effects transactions with those brokers and dealers that the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser and its affiliates do not currently participate in soft dollar transactions.

         The Investment Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Investment Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Investment Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.


         The aggregate brokerage commissions paid by the Fund for the Fund's fiscal year ended May 31, 2009 are set forth in the table below:

--------------------------------------------------------------------------------------------
                                                                    BROKERAGE
                                                                    COMMISSIONS PAID FOR
                                                                    THE FISCAL YEAR ENDED
FUND                                                                MAY 31, 2009
--------------------------------------------------------------------------------------------
Claymore/S&P Global Dividend Opportunities Index ETF                $11,280
--------------------------------------------------------------------------------------------

         The aggregate brokerage commissions paid by the Fund since the commencement of operations of the Fund until the end of the Fund's fiscal year ended May 31, 2008 are set forth in the table below:

------------------------------------------------------------------------------------------------------------
                                                                    BROKERAGE
                                                                    COMMISSIONS PAID FOR     DATE OF FUND'S
                                                                    THE FISCAL YEAR ENDED    COMMENCEMENT
FUND                                                                MAY 31, 2008             OF OPERATIONS
------------------------------------------------------------------------------------------------------------
Claymore/S&P Global Dividend Opportunities Index                    $2,197                   June 25, 2007
------------------------------------------------------------------------------------------------------------


                   ADDITIONAL INFORMATION CONCERNING THE TRUST

         The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on May 24, 2006.

         The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 20 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

         Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

         The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

         The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

         The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

         Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.


         As of September 1, 2009, the following persons owned 5% or more of the Fund's securities.

-------------------------------------------------------------------------------------------------------------
                         CLAYMORE/S&P GLOBAL DIVIDEND OPPORTUNITIES INDEX ETF (LVL)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
  National Financial Services LLC      200 Liberty Street, New York, NY                 21.62%
                                                    10281
------------------------------------- ----------------------------------- -----------------------------------
        First Clearing, LLC              10700 Wheat First Drive, MC                    10.84%
                                         WS1024, Glen Allen, VA 07302
------------------------------------- ----------------------------------- -----------------------------------
           Charles Schwab             120 Kearny Street, San Francisco,                 10.44%
                                                   CA 94108
------------------------------------- ----------------------------------- -----------------------------------
            Pershing LLC               One Pershing Plaza, Jersey City,                 8.62%
                                                   NJ 07399
------------------------------------- ----------------------------------- -----------------------------------
           Citigroup Inc.               39 Park Ave, New York, NY10043                  7.81%
------------------------------------- ----------------------------------- -----------------------------------
           TD Ameritrade               4211 South 102nd Street, Omaha,                  7.29%
                                                   NE 68127
------------------------------------- ----------------------------------- -----------------------------------


         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

         DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").


         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

         Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Fund. The Investment Adviser periodically reviews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

         To the extent that the third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

         The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund also will be available at no charge upon request by calling 1-888-949-3837 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. The Trust discloses a complete schedule of the Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Fund are available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. The Fund's Form N-Q and Form N-CSR are available without charge, upon request, by calling 1-888-949-3837 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532.


         Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Fund and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust's policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Fund's complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (NSCC). The basket represents one Creation Unit of the Fund. The Trust, the Investment Adviser and Claymore will not disseminate non-public information concerning the Trust.

         Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

         The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

         A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.


         The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

         Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A DTC Participant is also referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.


         All orders to create Creation Unit Aggregations, (through an Authorized Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order placed by an Authorized Participant must be received no later than 4:00 p.m. Eastern time on the trade date in the event that the Trust requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders" section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

         Orders for Creation Unit Aggregations . Those placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.


         Placement of Creation Orders . For the Fund, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the NYSE Arca on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.


         The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

         To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to Claymore regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

         The Standard Creation/Redemption Transaction Fee for the Fund is $3,000. The Maximum Creation/Redemption Transaction Fee for the Fund is $12,000.

         Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.


         With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.


         Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for the Fund are the same as the creation fees set forth above.

         Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Fund.

         In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

         To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund's Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant to deliver the missing shares as soon as possible. Such understanding shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time, of the value of the missing shares.

         The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Custodian by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

         Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.


         Because the Portfolio Securities of the Fund may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the NYSE Arca, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.


         Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

         The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.


         The dates in calendar year 2009 and 2010 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

2009
-----
Argentina
Jan. 1                          May 1           Aug. 17         Dec. 24
April 6                         May 25          Oct. 12         Dec. 25
April 9                         June 15         Nov. 6          Dec. 31
April 10                        July 9          Dec. 8

Australia
Jan. 1                          April 13        June 8          Nov. 3
Jan. 26                         April 27        Aug. 3          Dec. 25
March 2                         May 5           Aug. 12         Dec. 28
March 9                         May 18          Sept. 28
April 10                        June 1          Oct. 5

Austria
Jan. 1                          May 1           Oct. 26
Jan. 6                          May 21          Dec. 8
April 10                        June 1          Dec. 24
April 13                        June 11         Dec. 25

Belgium
Jan. 1                          May 21          Nov. 2
April 10                        May 22          Nov. 11
April 13                        June 1          Dec. 25
May 1                           July 21

Brazil
Jan. 1                          April 10        July 9          Nov. 20
Jan. 20                         April 21        Sept. 7         Dec. 24
Feb. 23                         May 1           Oct. 12         Dec. 25
Feb. 24                         June 11         Nov. 2          Dec. 31

Canada
Jan. 1                          May 18          Sept. 7         Dec. 28
Jan. 2                          June 24         Oct. 12
Feb. 16                         July 1          Nov. 11
April 10                        Aug. 3          Dec. 25

Chile
Jan. 1                          June 8          Dec. 8
April 10                        June 29         Dec. 25
May 1                           Sept. 18        Dec. 31
May 21                          Oct. 12

China
Jan. 1                          Feb. 3          Sept. 7         Nov. 26
Jan. 19                         Feb. 16         Oct. 1-7        Dec. 25
Jan. 26-30                      May 1-7         Oct. 12
Feb. 2                          May 25          Nov. 11

Colombia
Jan. 1                          May 1           July 20         Nov. 16
Jan. 12                         May 25          Aug 7           Dec. 8
March 23                        June 15         Aug 17          Dec. 25
April 9                         June 22         Oct. 12         Dec. 31
April 10                        June 29         Nov. 2

Czech Republic
Jan. 1                          May 8           Nov. 17
Jan. 2                          July 6          Dec. 24
April 13                        Sept. 28        Dec. 25
May 1                           Oct. 28         Dec. 31

Denmark
Jan. 1                          May 8           Dec. 24
April 9                         May 21          Dec. 25
April 10                        June 1          Dec. 31
April 13                        June 5

Egypt
Jan 1                           April 27        July 23         Dec 7
Jan 7                           April 28        Oct 1           Dec 8
Jan 10                          May 1           Oct 2           Dec 9
March 20                        July 1          Oct 6           Dec 29

Finland
Jan. 1                          May 1           Dec. 25
Jan. 6                          May 21          Dec. 26
April 10                        June 19         Dec. 31
April 13                        Dec. 24

France
Jan. 1                          May 8           Dec. 25
April 10                        May 21
April 13                        July 14
May 1                           Nov. 11

Germany
Jan. 1                          April 13        June 11
Jan. 6                          May 1           Dec. 24
Feb. 23                         May 21          Dec. 25
April 10                        June 1          Dec. 31

Greece
Jan. 1                          April 10        May 1
Jan. 6                          April 13        June 8
March 2                         April 17        Oct. 28
March 25                        April 20        Dec. 25

Hong Kong
Jan. 1                          April 13        Oct. 26
Jan. 26                         May 1           Dec. 24
Jan. 27                         May 28          Dec. 25
Jan. 28                         July 1          Dec. 31
April 10                        Oct. 1

Hungary
Jan. 1                          June 1          Dec. 24
Jan. 2                          Aug. 20         Dec. 25
April 13                        Aug. 21
May 1                           Oct. 23

India
Jan. 8                          April 3         July 1          Oct. 2
Jan. 26                         April 7         Aug. 15         Oct. 17
Feb. 23                         April 10        Aug. 19         Oct. 19
March 10                        April 14        Aug. 22         Nov. 2
March 11                        May 1           Sept. 21        Nov. 28
March 27                        May 9           Sept. 28        Dec. 25
April 1                         June 30         Sept. 30        Dec. 28

Indonesia
Jan. 1                          July 20         Sept. 25
Jan. 26                         Aug. 17         Nov. 27
March 26                        Sept. 21        Dec. 18
March 27                        Sept. 22        Dec. 24
April 10                        Sept. 23        Dec. 25
May 21                          Sept. 24        Dec. 31

Ireland
Jan. 1                          May 1           Oct. 26         Dec. 29
March 17                        May 4           Dec. 24
April 10                        June 1          Dec. 25
April 13                        Aug. 3          Dec. 28

Israel
March 10                        April 28        Sept. 20
April 8                         April 29        Sept. 27
April 9                         May 28          Sept. 28
April 14                        May 29
April 15                        July 30

Italy
Jan. 1                          May 1           Dec. 24
Jan. 6                          June 2          Dec. 25
April 10                        June 29         Dec. 31
April 13                        Dec. 8

Japan
Jan. 1                          May 4           Oct. 12
Jan. 2                          May 5           Nov. 3
Jan. 12                         July 20         Nov. 23
Feb. 11                         Sept. 21        Dec. 23
Mar. 20                         Sept. 22        Dec. 31
April 29                        Sept. 23

Jordan
Jan. 1                          Sept. 20-24
Jan. 29                         Nov. 26
March 9                         Nov. 29
April 30                        Nov. 30
May 25                          Dec. 31
July 20

Malaysia
Jan. 1                          May 1           Sept. 21        Dec. 25
Jan. 26                         May 9           Sept. 22
Jan. 27                         June 1          Oct. 17
Feb. 2                          June 6          Nov. 27
March 9                         Aug. 31         Dec. 18

Mexico
Jan. 1                          April 9-10      Nov. 16
Feb. 2                          May 1           Nov. 20
Feb. 5                          Sept. 16        Dec. 25
March 16                        Nov. 2

Morocco
Jan. 1                          Aug. 14         Nov. 27
March 10                        Aug. 20-21      Dec. 18
March 11                        Sept. 21-22
May 1                           Nov. 6
July 30                         Nov. 18

Netherlands
Jan. 1                          May 1
April 10                        May 21
April 13                        June 1
April 30                        Dec. 25

New Zealand
Jan. 1-2                        April 10        Dec. 25
Jan. 19                         April 13        Dec. 28
Jan. 26                         June 1
Feb. 6                          Oct. 26

Norway
Jan. 1                          May 21
April 9-10                      June 1
April 13                        Dec. 24-25
May 1                           Dec. 31

Peru
Jan. 1                          July 28-29      Dec. 31
April 9-10                      Oct. 8
May 5                           Dec. 8
June 29                         Dec. 24-25

Philippines
Jan. 1                          May 1           Nov. 2          Dec. 30
Feb. 25                         June 12         Nov. 30         Dec. 31
April 9                         Aug. 21         Dec. 24
April 10                        Sept. 21        Dec. 25

Poland
Jan. 1                          June 11
April 10                        Nov. 11
April 13                        Dec. 25
May 1

Portugal
Jan. 1                          May 1           Dec. 8
Feb. 24                         June 10-11      Dec. 24-25
April 10                        Oct. 5
April 13                        Dec. 1

Russia
Jan. 1                          March 9         Nov. 4
Jan. 2                          May 1           Nov. 6
Jan. 5-8                        May 11
Feb. 23                         June 12

Singapore
Jan. 1                          May 1           Oct. 17
Jan. 26                         May 9           Nov. 27
Jan. 27                         Aug. 10         Dec. 25
April 10                        Sept. 21

South Africa
Jan. 1                          May 1           Dec. 16
April 10                        June 16         Dec. 25
April 13                        Aug. 10
April 27                        Sept. 24

South Korea
Jan. 1                          July 17
Jan. 26                         Oct. 2
Jan. 27                         Dec. 25
May 1                           Dec. 31
May 5

Spain
Jan. 1                          April 13        Nov. 2
Jan. 6                          May 1           Nov. 9
March 19                        May 15          Dec. 8
April 9-10                      Oct. 12         Dec. 25

Sweden
Jan. 1                          May 1           Dec. 31
Jan. 6                          May 21
April 10                        June 19
April 13                        Dec. 24-25

Switzerland
Jan. 1-2                        April 13        June 11         Dec. 24-25

Jan. 6                          May 1           June 29         Dec. 31
March 19                        May 21          Sept. 10
April 10                        June 1          Dec. 8

Taiwan
Jan. 1                          Jan. 27         May 28
Jan. 22                         Jan. 28
Jan. 23                         Jan. 29
Jan. 26                         May 1

Thailand
Jan. 1                          April 13        May 5           Aug. 12
Jan. 2                          April 14        May 11          Oct. 23
Feb. 9                          April 15        July 1          Dec. 7
April 6                         May 1           July 8          Dec. 10
Dec. 31

Turkey
Jan. 1                          Oct. 28-29
April 23                        Nov. 26-27
May 19                          Nov. 30
Sept. 21-22

United Kingdom
Jan. 1                          May 25
April 10                        Aug. 31
April 13                        Dec. 25
May 4                           Dec. 28

United States
Jan. 1                          May 25          Nov. 11
Jan. 19                         July 3-4        Nov. 26
Feb. 16                         Sept. 7         Dec. 25
April 10                        Oct. 12

2010
----

Argentina
Jan. 1                          May 25          Oct. 11
March 24                        June 21         Dec. 8
April 1                         July 9          Dec. 24
April 2                         Aug. 16         Dec. 31

Australia
Jan. 1                          April 5         Aug. 2          Dec. 27
Jan. 26                         April 26        Aug. 11         Dec. 28
March 1                         May 3           Sept. 27
March 8                         June 7          Oct. 4
April 2                         June 14         Nov. 2

Austria
Jan. 1                          May 13          Nov. 1
Jan. 6                          May 24          Dec. 8
April 2                         June 3          Dec. 24
April 5                         Oct. 26         Dec. 31

Belgium
Jan. 1                          May 14          Nov. 1
April 2                         May 24          Nov. 11
April 5                         July 21
May 13                          Aug. 16

Brazil
Jan. 1                          April 2         Sept. 7         Dec. 24
Jan. 20                         April 21        Oct. 12         Dec. 31
Jan. 25                         April 23        Nov. 2
Feb. 15                         June 3          Nov. 15
Feb. 16                         July 9          Nov. 30

Bulgaria
Jan. 1                          May 1           Dec. 24         Dec. 31
March 3                         May 6           Dec. 25
April 20                        Sept. 22        Dec. 30

Canada
Jan. 1                          May 24          Sept. 6         Dec. 28
Jan. 4                          June 24         Oct. 11
Feb. 15                         July 1          Nov. 11
April 2                         Aug. 2          Dec. 27

Chile
Jan. 1                          July 16         Dec. 31
April 2                         Oct. 11
May 21                          Nov. 1
June 28                         Dec. 8

China
Jan. 1                          April 2         July 1          Sept. 29
Jan. 18                         April 5         July 5          Sept. 30
Feb. 15                         April 6         Sept. 6         Oct. 1
Feb. 16                         May 3           Sept. 22        Oct. 11
Feb. 17                         May 21          Sept. 23        Nov. 11
Feb. 18                         May 31          Sept. 27        Nov. 25
Feb. 19                         June 16         Sept. 28        Dec. 27

Colombia
Jan. 1                          April 2         July 5          Nov. 1
Jan. 11                         May 17          July 20         Nov. 15
March 22                        June 7          Aug. 16         Dec. 8
April 1                         June 14         Oct. 18         Dec. 31

Denmark
Jan. 1                          April 30        Dec. 24
April 1                         May 13          Dec. 31
April 2                         May 14
April 5                         May 24

Ecuador
Jan. 1                          April 10        Oct. 9          Dec. 25
Feb. 23                         May 1           Nov. 2          Dec. 31
Feb. 24                         Aug. 10         Nov. 3

Egypt
Jan. 7                          July 1          Nov. 16
April 4                         Sept. 12        Nov. 17
April 5                         Oct. 6          Dec. 7
April 25                        Nov. 15

Finland
Jan. 1                          May 13          Dec. 31
Jan. 6                          June 25
April 2                         Dec. 6
April 5                         Dec. 24

France
Jan. 1                          July 14
April 2                         Nov. 1
April 5                         Nov. 11
May 13

Germany
Jan. 1                          April 5         Nov. 1
Jan. 6                          May 13          Dec. 24
Feb. 15                         May 24          Dec. 31
April 2                         June 3

Greece
Jan. 1                          April 2
Jan. 6                          April 5
Feb. 15                         May 24
March 25                        Oct. 28

Hungary
Jan. 1                          Aug. 20
March 15                        Nov. 1
April 5                         Dec. 24
May 24

Indonesia
Jan. 1                          May 13          Sept. 7         Sept. 13
Feb. 26                         May 28          Sept. 8         Nov. 17
March 16                        Aug. 17         Sept. 9         Dec. 7
April 2                         Sept. 6         Sept. 10        Dec. 31

Ireland
Jan. 1                          May 3           Dec. 27
March 17                        June 7          Dec. 28
April 2                         Aug. 2          Dec. 29
April 5                         Oct. 25

Italy
Jan. 1                          June 2          Dec. 24
Jan. 6                          June 29         Dec. 31
April 2                         Nov. 1
April 5                         Dec. 8

Japan
Jan. 1                          April 29        July 19         Nov. 3
Jan. 11                         May 3           Sept. 20        Nov. 23
Feb. 11                         May 4           Sept. 23        Dec. 23
March 22                        May 5           Oct. 11         Dec. 31

Kazakhstan
Jan. 1                          July 6          Dec. 17
March 9                         Aug. 31         Dec. 18
March 23                        Oct. 26
May 1                           Nov. 27
May 11                          Dec. 16

Malaysia
Jan. 1                          Feb. 26         Aug. 31         Dec. 7
Feb. 1                          May 28          Sept. 10
Feb. 15                         May 31          Nov. 5
Feb. 16                         June 1          Nov. 17

Mexico
Jan. 1                          April 2
Feb. 1                          Sept. 16
March 15                        Nov. 2
April 1                         Nov. 15

The Netherlands
Jan. 1                          May 5
April 2                         May 13
April 5                         May 24
April 30

Norway
Jan. 1                          May 13          Dec. 31
April 1                         May 17
April 2                         May 24
April 5                         Dec. 24

Panama
Jan. 1                          Feb. 25         Sept. 1         Nov. 10
Jan. 12                         April 9         Nov. 3          Dec. 8
Feb. 23                         April 10        Nov. 4          Dec. 25
Feb. 24                         May 1           Nov. 5

Peru
Jan. 1                          July 28         Nov. 1
April 1                         July 29         Dec. 8
April 2                         Aug. 30
June 29                         Oct. 8

The Philippines
Jan. 1                          April 12        Aug. 30         Dec. 24
Feb. 25                         May 10          Sept. 10        Dec. 30
April 1                         June 14         Nov. 1          Dec. 31
April 2                         Aug. 23         Nov. 29

Poland
Jan. 1                          June 3
April 2                         Nov. 1
April 5                         Nov. 11
May 3                           Dec. 24

Portugal
Jan. 1                          June 3          Dec. 1
Feb. 16                         June 10         Dec. 8
April 2                         Oct. 5          Dec. 24
April 5                         Nov. 1

Russia
Jan. 1                          Jan. 7          March 8         Nov. 4
Jan. 4                          Jan. 8          May 3
Jan. 5                          Feb. 22         May 10
Jan. 6                          Feb. 23         June 14

South Africa
Jan. 1                          April 27        Dec. 16
March 22                        June 16         Dec. 27
April 2                         Aug. 9
April 5                         Sept. 24

Spain
Jan. 1                          April 2         Nov. 1          Dec. 24
Jan. 6                          April 5         Nov. 9          Dec. 31
March 19                        Aug. 16         Dec. 6
April 1                         Oct. 12         Dec. 8

Sweden
Jan. 1                          May 13
Jan. 6                          June 25
April 2                         Dec. 24
April 5                         Dec. 31

Switzerland
Jan. 1                          April 5         June 29         Dec. 24
Jan. 6                          May 13          Sept. 9         Dec. 31
March 19                        May 24          Nov. 1
April 2                         June 3          Dec. 8

Turkey
Jan. 1                          Sept. 8         Oct. 29         Nov. 18
April 23                        Sept. 9         Nov. 15         Nov. 19
May 19                          Sept. 10        Nov. 16
Aug. 30                         Oct. 28         Nov. 17

The United Kingdom
Jan. 1                          May 31
April 2                         Aug. 30
April 5                         Dec. 27
May 3                           Dec. 28

Redemption. The longest redemption cycle for each Fund is a function of the longest redemption cycles among the countries whose stocks comprise such Fund. In the calendar years 2009 and 2010*, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for each Fund is as follows:

2009
----
                       Redemption Request Redemption Settlement   Settlement
Country                       Date                Date              Period
----------------------  ------------------ --------------------- --------------
Argentina
                        April 3, 2009      April 11, 2009                    8
                        April 4, 2009      April 12, 2009                    8
                        April 5, 2009      April 13, 2009                    8

China
                        January, 21, 2009  Feb. 4, 2009                     14
                        January 22, 2009   Feb. 5, 2009                     14
                        January 23, 2009   Feb. 6, 2009                     14
                        April 28, 2009     May 8, 2009                      10
                        April 29, 2009     May 11, 2009                     10
                        April 30, 2009     May 12, 2009                     12
                        Sept. 28, 2009     October 8, 2009                  12
                        Sept. 29, 2009     October 9, 2009                  10
                        Sept. 30, 2009     October 13, 2009                 13

Denmark
                        April 6, 2009      April 14, 2009                    8
                        April 7, 2009      April 15, 2009                    8
                        April 8, 2009      April 16, 2009                    8

Indonesia
                        Sept. 16, 2009     Sept. 24, 2009                   12
                        Sept. 17, 2009     Sept. 25, 2009                   12
                        Sept. 18, 2009     Sept. 28, 2009                   12

Japan
                        Sept. 16, 2009     Sept. 24, 2009                    8
                        Sept. 17, 2009     Sept. 25, 2009                    8
                        Sept. 18, 2009     Sept. 26, 2009                    8

Norway
                        April 6, 2009      April 14, 2009                    8
                        April 7, 2009      April 15, 2009                    8
                        April 8, 2009      April 16, 2009                    8

Philippines
                        Dec. 23, 2009      Jan. 4, 2010                     12
                        Dec. 28, 2009      Jan 5, 2010                       8
                        Dec. 29, 2009      Jan. 6, 2010                      8

Russia**
                        Dec. 29, 2009      Jan. 11, 2010                    13
                        Dec. 30, 2009      Jan. 12, 2010                    13
                        Dec. 31, 2009      Jan. 10, 2010                    13

2010**
----
                       Redemption Request Redemption Settlement   Settlement
Country                       Date                Date              Period
----------------------  ------------------ --------------------- --------------
China
                        February 10, 2010  February 22, 2010                12
                        February 11, 2010  February 23, 2010                12
                        February 12, 2010  February 24, 2010                12
                        March 29, 2010     April 7, 2010                     9
                        March 30, 2010     April 8, 2010                     9
                        April 1, 2010      April 9, 2010                     8
                        September 20, 2010 October 4, 2010                  14
                        September 21, 2010 October 5, 2010                  14
                        September 24, 2010 October 6, 2010                  12

Indonesia
                        September 1, 2010  September 14, 2010               13
                        September 2, 2010  September 15, 2010               13
                        September 3, 2010  September 16, 2010               13

Japan
                        April 28, 2010     May 6, 2010                       8
                        April 29, 2010     May 7, 2010                       8
                        April 30, 2010     May 10, 2010                     10







*   Holidays are subject to change without further notice.

** 2010 settlement dates for certain countries have not been confirmed as of the date of this Statement of Additional Information.

                                      TAXES

         The Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gain, pay substantial taxes and interest and make certain distributions.


         The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

         The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

         As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

         The Fund may make investments that are subject to special federal income tax rules, such as investments in structured notes, swaps, options, futures contracts and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distribution made by the Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements.


         Distributions from the Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

         Dividends declared by the Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

         Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Thereafter, without further Congressional action, that rate will return to 20%. In addition, for taxable years beginning before January 1, 2011 some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the corporate dividends received deduction. In addition, the Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the end of its taxable year consist of foreign stock or securities, the Fund intends to elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor's pro rata share of the Fund's foreign income taxes. It is expected that more than 50% of the Fund's assets will consist of foreign stock or securities.

         If, for any calendar year, the total distributions made exceed a Funds's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.


         The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income).



         Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the U.S. will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or
(ii) in the case of a non-corporate shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

         Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.



         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

         The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

         In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

         The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

                              DETERMINATION OF NAV


         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy and Sell Shares -- Pricing Fund Shares."


         The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

         In computing the Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

                           DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

         General Policies. Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

         Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

                            MISCELLANEOUS INFORMATION


         Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, is counsel to the Trust.

         Independent Registered Public Accounting Firm. Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. They audit the Fund's financial statements and perform other audit-related and tax audit services.


                              FINANCIAL STATEMENTS


         The Fund's audited financial statments, including the financial highlights for the year ended May 31, 2009, and filed electronically with the Securities and Exchange Commission, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual Report at no charge by calling 1-888-949-3837 during normal business hours.

                            PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS:


(a)(1)   Certificate of Trust.*
(a)(2)   Amended and Restated Agreement and Declaration of Trust.*****
(b)      Bylaws of the Trust.**
(c)       Not applicable.
(d)(1) Investment Advisory Agreement between the Trust and Claymore Advisors, LLC.*****
(d)(2) Expense Reimbursement Agreement between the Trust and Claymore Advisors, LLC.****
(d)(3) Investment Subadvisory Agreement between Claymore Advisors, LLC and Mellon Capital Management Corporation******
(d)(4) Investment Advisory Agreement between the Trust and Claymore Advisors, LLC (with respect to the Claymore/Raymond James SB-1 Equity
         ETF).********
(e)(1)   Distribution Agreement between the Trust and Claymore
         Securities, Inc.**
(e)(2)   Form of Participant Agreement.**
(f)      Not applicable.
(g)      Form of Custody Agreement between the Trust and The Bank of New
         York.**
(h)(1)   Administration Agreement between the Trust and Claymore Advisors,
         LLC.**
(h)(2) Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.**
(h)(3) Form of Fund Accounting Agreement between the Trust and The Bank of New York.***
(h)(4) Form of Sub-License Agreement between the Trust and Claymore Advisors, LLC.***
(i)      Opinion and consent of Dechert LLP.*********
(j) Consent of Ernst & Young LLP, independent registered public accounting firm.*********
(k)      Not applicable.
(l)      Not applicable.
(m)      Distribution and Service Plan.****
(n)      Not applicable.
(o)      Not applicable.
(p)      Code of Ethics of the Trust and the Adviser.******
(q)      Powers of attorney.********


---------------------
* Previously filed as an exhibit to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906), filed with the Securities and Exchange Commission on May 26, 2006.

** Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906), filed with the Securities and Exchange Commission on September 15, 2006.

*** Previously filed as an exhibit to Post-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906), filed with the Securities and Exchange Commission on December 12, 2006.

**** Previously filed as an exhibit to Post-Effective Amendment No. 41 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-219061, filed with the Securities and Exchange Commission on December 31, 2007.


***** Previously filed as an exhibit to Post-Effective Amendment No. 74 to the Trust's Registration Statement on Form N-1, (file Nos 333-134551, 811-21906) filed with the Securities and Exchange Commission on May 21, 2009.


****** Previously filed as an exhibit to Post-Effective Amendment No. 47 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906, filed with the Securities and Exchange Commission on February 7, 2008.

******* Previously filed as an exhibit to Post-Effective Amendment No. 55 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551, 811-21906), filed with the Securities and Exchange Commission on June 2, 2008.

******** Previously filed as an exhibit to Post-Effective Amendment No. 68 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551, 811-21906), filed with the Securities and Exchange Commission on December 30, 2008.


********* Filed herewith.



ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

See the Statement of Additional Information.

ITEM 25.  INDEMNIFICATION

         Pursuant to Article VI of the Registrant's Agreement and Declaration of Trust, the Trust has agreed to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth therein by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in the Declaration of Trust shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the Declaration of Trust or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

         Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

         See "Management" in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27.  PRINCIPAL UNDERWRITERS

         (a)  Claymore Securities, Inc, is the Trust's principal underwriter.

         (b) The following is a list of the executive officers, directors and partners of Claymore Securities, Inc.:

              NAME AND PRINCIPAL
              BUSINESS ADDRESS(1)      POSITIONS AND OFFICES WITH UNDERWRITER
              ------------------------------------------------------------------
              David C. Hooten          Director: Chairman of the Board, Chief
                                       Executive Officer

              Kevin M. Robinson        Senior Managing Director, General Counsel
                                       and Corporate Secretary

              Michael J. Rigert        Vice Chairman

              Anthony J. DiLeonardi    Vice Chairman

              Bruce Albelda            Senior Managing Director,
                                       Chief Financial Officer


              Anne S. Kochevar         Senior Managing Director, Chief
                                       Compliance Officer

              Christian Magoon         President

              Steven M. Hill           Senior Managing Director

              J. Thomas Futrell        Chief Investment Officer

              Dominick Cogliandro      Chief Operating Officer

               ---------------------

              (1) The principal business address for all listed persons is 2455 Corporate West Drive, Lisle, Illinois 60532.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in part at the office of Claymore Advisors, LLC at 2455 Corporate West Drive, Lisle, Illinois 60532, and in part at the offices of the Transfer Agent at 101 Barclay Street, New York, New York 10286.

ITEM 29.  MANAGEMENT SERVICES

         Not applicable.

ITEM 30.  UNDERTAKINGS

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lisle and State of Illinois on the 29th day of September, 2009.



                                      CLAYMORE EXCHANGE-TRADED FUND TRUST


                                      By:  /s/ J. Thomas Futrell
                                           -------------------------------------
                                           J. Thomas Futrell
                                           Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         SIGNATURES                     TITLE                       DATE


                    *          Trustee                        September 29, 2009
----------------------------
Randall C. Barnes

                    *          Trustee                        September 29, 2009
----------------------------
Ronald A. Nyberg

                    *          Trustee                        September 29, 2009
----------------------------
Ronald E. Toupin, Jr.

                    *          Trustee                        September 29, 2009
----------------------------
Nicholas Dalmaso

                               Treasurer, Chief               September 29, 2009
                               Financial Officer and
/s/ Steven M. Hill             Chief Accounting Officer
----------------------------
Steven M. Hill

*/s/ Kevin M. Robinson                                        September 29, 2009
----------------------------
Kevin M. Robinson
Attorney-In-Fact, pursuant to power of attorney